AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT

                                      AMONG

                 GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION

                             AS ADMINISTRATIVE AGENT

                      FIFTH THIRD BANK (NORTHERN KENTUCKY)

                                   AS CO-AGENT

                                       AND

                 GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION
                                       AND
        THE OTHER LENDERS LISTED ON EXHIBIT 3 AND SIGNATURE PAGES HERETO

                                   AS LENDERS


                                       AND


                           POMEROY IT SOLUTIONS, INC.,
                   POMEROY SELECT INTEGRATION SOLUTIONS, INC.,
                     POMEROY SELECT ADVISORY SERVICES, LLC,
                    POMEROY IT SOLUTIONS SALES COMPANY, INC.,
                POMEROY COMPUTER RESOURCES HOLDING COMPANY, INC.,
                   POMEROY COMPUTER RESOURCES OPERATIONS, LLP,
                               PCR HOLDINGS, INC.,
                              PCR PROPERTIES, LLC,
                                 THELINC, LLC ,
                        VAL TECH COMPUTER SYSTEMS, INC.,
                  MICROLOGIC BUSINESS SYSTEMS OF K.C., LLC, AND
                          POMEROY ACQUISITION SUB, INC.
                              JOINTLY AND SEVERALLY

                                   AS BORROWER

                                  JUNE __, 2004


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                AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT

     In consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Pomeroy IT Solutions, Inc. (formerly known as, Pomeroy Computer Resources, Inc.), Pomeroy Select Integration Solutions, Inc., Pomeroy Select Advisory Services, LLC (formerly, prior to conversion, Pomeroy Select Advisory Services, Inc.), Pomeroy IT Solutions Sales Company, Inc. (formerly known as, Pomeroy Computer Resources Sales Company, Inc.), Pomeroy Computer Resources Holding Company, Inc., Pomeroy Computer Resources Operations, LLP, PCR Holdings, Inc. (formerly known as, Technology Integration Financial Services, Inc.), PCR Properties, LLC (formerly, prior to conversion, PCR Properties, Inc., and prior to such conversion, formerly known as, T.I.F.S. Advisory Services, Inc.), TheLinc, LLC, Val Tech Computer Systems, Inc., Micrologic Business Systems of K.C., LLC, Pomeroy Acquisition Sub, Inc. (collectively, and separately referred to as, "Borrower"), and GE Commercial Distribution Finance Corporation ("GECDF"), as Administrative Agent, and GECDF and the other lenders listed on Exhibit 3 of this Agreement and the signature pages hereto (and their respective successors and permitted assigns), as "Lenders", agree as follows:

                                    RECITALS

A. The Borrower, Administrative Agent, GECDF and the lenders named therein or party thereto from time to time (the "Existing Lenders"), entered into a Credit Facilities Agreement dated as of June 28, 2001 (as amended from time to time, the "Existing Loan Agreement").

B. The Borrower, Administrative Agent and the Lenders desire to, and have agreed to, amend and restate the Existing Loan Agreement into this Agreement, and this Agreement is not a novation of the Existing Loan Agreement.

C. As a condition to the execution and delivery of this Agreement, the Administrative Agent, the Existing Lenders and the Lenders have executed a Master Assignment and Acceptance Agreement, as acknowledged by the Borrower, of even date herewith, which such Master Assignment and Acceptance Agreement is effective simultaneously with the effectiveness of this Agreement.

1.   EFFECTIVE  DATE.

This  Agreement  is  effective  June  __,  2004.

2. DEFINITIONS; RULES OF CONSTRUCTION; BORROWING AGENT; REAFFIRMATION; PATRIOT ACT.

     2.1. LISTED DEFINITIONS. Capitalized words defined in the Glossary and Index of Defined Terms attached hereto as Exhibit 2.1 shall have such defined meanings wherever used in this Agreement and the other Loan Documents.

     2.2. OTHER DEFINITIONS. If a capitalized word in this Agreement is not defined in the Glossary and Index of Defined Terms, it shall have such meaning as defined elsewhere herein, or if not defined elsewhere herein, the meaning defined in the UCC.

     2.3. REFERENCES TO BORROWER. The words "a Borrower", "any Borrower", "each Borrower" and "every Borrower" refer to each of Pomeroy IT Solutions, Inc. (formerly known as, Pomeroy Computer Resources, Inc.), Pomeroy Select Integration Solutions, Inc., Pomeroy Select Advisory Services, LLC (formerly, prior to conversion, Pomeroy Select Advisory Services, Inc.), Pomeroy IT Solutions Sales Company, Inc. (formerly known as, Pomeroy Computer Resources Sales Company, Inc.), Pomeroy Computer Resources Holding Company, Inc., Pomeroy Computer Resources Operations, LLP, PCR Holdings, Inc. (formerly known as, Technology Integration Financial Services, Inc.), PCR Properties, LLC (formerly, prior to conversion, PCR Properties,

     Inc., and prior to such conversion, formerly known as, T.I.F.S. Advisory Services, Inc.), TheLinc, LLC, Val Tech Computer Systems, Inc., Micrologic Business Systems of K.C., LLC, and Pomeroy Acquisition Sub, Inc. both separately and collectively, as though each such entity were actually listed, and their Obligations and liabilities (including, without limitation, the Loan Obligations) under the Loan Documents are joint and several in all respects.

     2.4. REFERENCES TO COVERED PERSON. The words "Covered Person", "a Covered Person", "any Covered Person", "each Covered Person" and "every Covered Person" refer to Borrower and each of their now existing or later acquired, created or organized Subsidiaries separately. The words "Covered Persons" refers to Borrower and their now existing or later acquired, created or organized Subsidiaries collectively. Notwithstanding the foregoing, AcquiTec, Ltd. shall not be deemed to be a Covered Person.

     2.5. REFERENCES TO REQUIRED LENDERS. The words "Required Lenders" means any one or more Lenders whose shares of Lenders' Exposure at the relevant time aggregate at least 60.0000% (subject to the terms of Section 7.5).

     2.6. ACCOUNTING TERMS. Unless the context otherwise requires, accounting terms herein that are not defined herein shall be determined under GAAP. All financial measurements contemplated hereunder respecting Borrower shall be made and calculated for Borrower and all of their now existing or later acquired, created or organized Subsidiaries, if any, on a consolidated and consolidating basis in accordance with GAAP unless expressly provided otherwise herein.

     2.7. MEANING OF SATISFACTORY. Whenever herein a document or matter is required to be satisfactory to Administrative Agent or satisfactory to Lenders or satisfactory to Required Lenders, unless expressly stated otherwise such document must be reasonably satisfactory to Administrative Agent, Lenders or Required Lenders (as applicable) in both form and substance, and unless expressly stated otherwise Administrative Agent, Lenders or Required Lenders (as applicable) shall have the commercially reasonable discretion to determine whether the document or matter is satisfactory.

     2.8. COMPUTATION OF TIME PERIODS. In computing or defining periods of time from a specified date to a later specified date, and in computing the accrual of interest or fees, the word "from" shall mean "from and including" and the words "to" and "until" shall each mean "to but excluding". Periods of days referred to in this Agreement shall be counted in calendar days unless Business Days are expressly prescribed, and references in this Agreement to months and years are to calendar months and calendar years unless otherwise specified.

     2.9. JOINDER OF POMEROY ACQUISITION SUB, INC. Pomeroy IT Solutions, Inc. has previously formed Pomeroy Acquisition Sub, Inc., a Delaware corporation ("PAS"). PAS, hereby irrevocably covenants and agrees that by execution of this Agreement, it is, for all purposes, a Borrower under the Loan Agreement and other Loan Documents and it is jointly and severally liable, as a maker and not an accommodation party, for the payment and performance of all Loan Obligations and all covenants, agreements and obligations of the Borrower contained in the Loan Agreement and the other Loan Documents, in each case whether now existing or hereafter arising as if PAS were a signatory to the Loan Agreement and other Loan Documents on the date of execution thereof. In this Agreement, each document executed in connection herewith, for all purposes under the Loan Agreement and the Loan Documents, and hereafter, all references to "Borrowers" or "Borrower" or "Covered Person" or "Covered Persons" in the Loan Agreement and in any other Loan Document shall be deemed to include and shall hereby include PAS.


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
     2.10. CERTIFICATES OF BORROWER AND BORROWING OFFICER, ADVANCE REQUESTS; BORROWING AGENT. Each Borrower hereby appoints Pomeroy IT Solutions Sales Company, Inc. as "Borrowing Agent." Because the operations and business activities of the Borrowers are highly integrated and interdependent, at any particular time it is impractical to determine which of the Borrowers will directly receive the proceeds of a Revolving Loan, Swingline Loan, Interim Floorplan Loan, or Floorplan Loan. Each of the Borrowers hereby directs the Letter of Credit Issuer to issue Letters of Credit or cause the issuance of Letters of Credit, directs the Administrative Agent to disburse the proceeds of each Revolving Loan, Swingline Loan, Interim Floorplan Loan, and Floorplan Loan to or at the direction of the Borrowing Agent, with such directions to be subject to approval of the Administrative Agent in its discretion. Notwithstanding anything herein to the contrary, proceeds of the initial Revolving Loan, and initial Floorplan Loan used to satisfy the existing Indebtedness of the applicable Borrower will be advanced directly to the holder of such Indebtedness. From time to time, Borrowing Agent shall further distribute the proceeds of Revolving Loans, and Swingline Loans, to a particular Borrower or Borrowers, jointly and severally, or direct the disbursement of the Interim Floorplan Loan and Floorplan Loans for the account of each Borrower, and each Borrower represents and warrants that the subsequent receipt and use of such proceeds by any particular Borrower inures to the economic benefit directly and indirectly of all other Borrowers. For so long as the Loan Obligations remain outstanding and any Commitment remains in effect, each Borrower hereby covenants and agrees, and hereby grants to the Borrowing Agent an absolute and irrevocable power of attorney coupled with interest, and irrevocably designates, appoints, authorizes and directs the Borrowing Agent to (a) execute and deliver any Borrowing Base Certificates, (b) certify the financial statements of Borrower, (c) request Advances and execute and deliver written requests for Advances, (d) make any other deliveries required to be delivered periodically hereunder to Administrative Agent and/or any Lender, (e) act as its Borrowing Officer, and Administrative Agent and each Lender is entitled to rely on any such document or certificate signed by the Borrowing Agent and (f) otherwise take all other actions otherwise contemplated by this Section, and to act on behalf of such Borrower for purposes of giving and receiving notices and certifications under this Agreement or any other Loan Document. The Administrative Agent is entitled to rely and act on the instructions of the Borrowing Agent.

     2.11. GENERAL. Unless the context of this Agreement clearly requires otherwise: (i) references to the plural include the singular and vice versa; (ii) references to any Person include such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement; (iii) references to one gender include all genders; (iv) "including" is not limiting; (v) "or" has the inclusive meaning represented by the phrase "and/or;" (vi) the words "hereof," "herein," "hereby," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole, including its Exhibits, and not to any particular provision of this Agreement; (vii) the word "Section" or "section" and "Page" or "page" refer to a section or page, respectively, of, and the word Exhibit refers to an Exhibit to, this Agreement unless it expressly refers to something else; (viii) reference to any agreement, document, or instrument (including this Agreement and any other Loan Document or other agreement, document or instrument defined herein), means such agreement, document, or instrument as amended, modified, restated and/or replaced and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof, and includes all attachments thereto and documents incorporated therein, if any; and (ix) general and specific references to any Law means such Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time. Section captions and the Table of Contents are for convenience only and shall not affect the interpretation or construction of this Agreement or the other Loan Documents.


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
     2.12. FIFTH THIRD BANK (NORTHERN KENTUCKY)APPOINTMENT AS CO-AGENT. Fifth Third Bank (Northern Kentucky) is given the title "Co-Agent" under the Loan Agreement and Loan Documents. Nothing contained in the foregoing sentence, shall give Fifth Third Bank (Northern Kentucky) any additional rights or obligations under the Loan Agreement or the Loan Documents.

     2.13. REAFFIRMATION. Each Borrower hereby unconditionally reaffirms, acknowledges and confirms that (i) such Borrower has no defenses to its obligations under the Existing Loan Agreement, this Agreement and the other Loan Documents, (ii) the Security Interests of the Administrative Agent under the Security Documents secure all the Loan Obligations under the Loan Agreement, continue in full force and effect, and have the same priority as before this Agreement, (iii) such Borrower has no claim against Administrative Agent, any Existing Lender or any Lender arising from or in connection with the Existing Loan Agreement, this Agreement or the other Loan Documents and any and all such claims are waived, released and discharged (the foregoing is not intended to waive any manifest errors in the Administrative Agent's or any Lender's records with respect to the Loan Obligations or manifest errors in any Statement of Transaction with respect to the Loan Obligations), and (iv) each of the Security Documents and other Loan Documents (including, without limitation, all blocked account agreements, lockbox agreements, Subordination Agreements, landlord consents, and other documents and agreements), is hereby reaffirmed without qualification and is and remains in full force and effect constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that the enforceability thereof against such Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application.

     2.14. PATRIOT ACT NOTIFICATION. As required by applicable federal Law and Administrative Agent's and each other Lender's policies and practices, Administrative Agent and each Lender may need to collect certain customer identification information and documentation in connection with opening or maintaining accounts, or establishing or continuing to provide services.

     2.15. ARC ACQUISITION. Each of the Lenders and Administrative Agent hereby consents to the ARC Acquisition if and only if: (i) the purchase price, including payment for the outstanding capital stock, warrants and options therefor of Alternative Resources Corporation, a Delaware corporation, Seller notes (if any), assumed Indebtedness (excluding ordinary course accounts payable) or similar items, any deferred purchase price (if any) or earn outs (if any), together with all expenses incurred in connection with the ARC Acquisition does not exceed the total purchase price of Fifty Five Million Dollars ($55,000,000), and (ii) all other conditions of Section
     14.7 of this Agreement, including, without limitation, the Administrative Agent obtaining a first priority perfected Security Interest in all assets of Alternative Resources Corporation and its Subsidiaries acquired in the ARC Acquisition (except for capital stock), are satisfied in accordance with the terms thereof to the satisfaction of the Administrative Agent, and Borrower providing an update to the Disclosure Schedule in form and substance satisfactory to Administrative Agent. If the ARC Acquisition is consummated in accordance with the preceding sentence, each of the Lenders and the Administrative Agent hereby consent to (i) following the closing of the ARC Acquisition, and with prior written notice to Administrative Agent, the change of the name of Pomeroy Acquisition Sub, Inc. to Alternative Resources Corporation (or such other name as Borrower may choose), and (ii) the merger of Pomeroy Acquisition Sub, Inc. with and into Alternative Resources Corporation, with either entity being the successor corporation so long as it is duly formed and existing under the laws of the State of Delaware. Borrower shall deliver to Administrative Agent, within five Business Days of filing, filed-stamped copies of the amendments to the Formation Documents of Pomeroy Acquisition Sub, Inc. or Alternative


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
     Resources Corporation (whichever is the surviving entity), evidencing any name change to such surviving entity, and merger certified by the applicable Secretary of State together with shareholder resolutions of each such Borrower certified by its respective corporate secretary authorizing the name change of such entity as contemplated by this Section. Borrowers hereby irrevocably authorize Administrative Agent to file any amendments to any prior UCC filings and to file any new UCC filings, to evidence, or continue the perfection of, its liens and Security Interests in the Collateral due to such name changes and mergers.

3. LENDERS' COMMITMENTS AND FACILITIES. Subject to the terms and conditions hereof, and in reliance upon the Representations and Warranties:

     3.1.  REVOLVING  LOAN  COMMITMENTS.

          3.1.1.  AGGREGATE AMOUNT. Subject to the limitations in Section 3.1.2,
          Section 3.6 and elsewhere herein, each Lender commits to make available to Borrower, from the Effective Date to the Revolving Loan Maturity Date, such Lender's pro-rata share (as listed on Exhibit 3 hereto) of an "Aggregate Revolving Loan Commitment" that is initially One Hundred Ten Million Dollars ($110,000,000), but which may decrease from time to time as provided herein, by funding such Lender's pro-rata share of Revolving Loan Advances made from time to time by Administrative Agent as provided herein. Subject to the limitations in
          Section 3.1.2 and elsewhere herein, payments and prepayments that are applied to reduce the Aggregate Revolving Loan may be reborrowed through Revolving Loan Advances. Each Lender's Revolving Loan Commitment is its pro-rata share of the Aggregate Revolving Loan Commitment. Upon any reduction of the Aggregate Revolving Loan Commitment permitted in this Agreement, each Lender's Revolving Loan Commitment will automatically reduce by such Lender's pro-rata share of such reduction of the Aggregate Revolving Loan Commitment.

          3.1.2. LIMITATION ON REVOLVING LOAN ADVANCES. No Revolving Loan Advance will be made which would result in either: (i) the Aggregate Revolving Loan exceeding the Maximum Available Amount; or (ii) the Lenders' Exposure exceeding the Total Aggregate Facility Limit. No Revolving Loan Advance will be made on or after the Revolving Loan Maturity Date. Lenders may, however, in their absolute discretion make such Revolving Loan Advances, but shall not be deemed by doing so to have increased the Maximum Available Amount or the Total Aggregate Facility Limit and shall not be obligated to make any such Revolving Loan Advances thereafter. At any time that there is an Existing Default, the Aggregate Revolving Loan Commitment may be canceled as provided in Section 16.3. The "Maximum Available Amount" (which can be a negative number) on any date shall be a Dollar amount equal to (i) the lesser of (A) the amount of the Aggregate Revolving Loan Commitment and (B) the Borrowing Base on such date, minus (ii) the sum
                                                              -----
          of (a) the Swingline Loan, and (b) the Floorplan Shortfall, and (c) the Letter of Credit Exposure on such date (except to the extent that a Revolving Loan Advance will be used immediately to reimburse Letter of Credit Issuer for unreimbursed draws on a Letter of Credit).

          3.1.3. REVOLVING NOTES. The obligation of Borrower to repay each Lender's Revolving Loan shall be evidenced by a promissory note payable to the order of such Lender in a maximum principal amount equal to the amount of its Revolving Loan Commitment and otherwise satisfactory to Lenders.


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
          3.1.4. BORROWING BASE. The "Borrowing Base" on any date shall be:

               3.1.4.1. 85% of the total outstanding principal balance of all of Borrowers' Eligible Accounts as of the close of business on such date, or as certified in the Borrowing Base Certificate most recently furnished to Administrative Agent as required in Section 13.14.1, whichever is less; minus

               3.1.4.2. Fifteen Million Dollars ($15,000,000) provided, however, at any time if, for the preceding complete four fiscal quarters there has been no Default or Event of Default, then, beginning on the first day of the next following fiscal quarter, the foregoing amount shall be reduced to $10,000,000; provided further, however, if a Default or an Event of Default subsequently occurs, then such amount shall immediately be increased to $15,000,000 but such amount shall be reduced to $10,000,000 if any such Default or Event of Default is waived or cured to the satisfaction of the Administrative Agent and the Required Lenders, and no Default or Event of Default occurs for the next four fiscal quarter period following any such waiver or cure (such reduction to occur beginning on the first day of the next following fiscal quarter); minus

               3.1.4.3. the amount, as determined by Administrative Agent, on the Aggregate Floorplan Loan Facility and the Interim Floorplan Loan Facility not paid by Borrower due to a bona fide, good faith dispute by Borrower with regards to any invoice from a Vendor relating to any particular Advance under the Aggregate Floorplan Loan Facility or Interim Floorplan Loan Facility, as the case may be (although failure of Borrower to pay such amounts by the final due date as set forth in the applicable Statement of Transaction will be an immediate Event of Default); minus.

               3.1.4.4. GENERAL RESERVES. any other reserves or deductions from the "Borrowing Base" which Administrative Agent or the Required Lenders believe to be appropriate in their respective commercially reasonable discretion.

          3.1.5.  ELIGIBLE  ACCOUNTS.  "Eligible  Accounts"  include  all  of
          Borrowers' Accounts other than the following, unless approved in writing by Administrative Agent in each case: (i) any Account with respect to which Administrative Agent does not have a valid and enforceable, perfected first priority Security Interest; (ii) any Account which remains unpaid as of 90 days after the original date of the applicable invoice; (iii) any Account of a single Account Debtor if 50% or more of the balances due on all Accounts of such Account Debtor are ineligible under clause (i) or (ii); (iv) any Account with respect to which the Account Debtor is a Borrower, a Subsidiary or an Affiliate thereof or an employee or officer of Borrower or any Subsidiary or Affiliate thereof; (v) any Account with respect to which the Account Debtor does not maintain its chief executive office within the United States and any Account with respect to which the Account Debtor is the government of any foreign country or any municipality or other political subdivision thereof, or any department, agency, public corporation or other instrumentality thereof; (vi) any Account which is created from the rental or lease of any Inventory not owned by Borrower; (vii) any Account with respect to goods or services whose delivery or performance has been rejected by the Account Debtor or whose earlier acceptance has been revoked; (viii) any Account arising from the delivery of goods or performance of services for which an invoice has not been sent to the Account Debtor within ten days


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
          after such delivery or performance; (ix) any Account owing by an Account Debtor that is the subject of a bankruptcy or similar insolvency proceeding, has made an assignment for the benefit of creditors, has acknowledged that it is unable to pay its debts as they mature, or whose assets have been transferred to a receiver or trustee, or who has ceased business as a going concern; (x) any Account with respect to which the Account Debtor's obligation to pay the Account is conditional upon the Account Debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guarantied sale, sale-and-return, sale on approval (except with respect to Accounts in connection with which Account Debtors are entitled to return Inventory solely on the basis of the quality of such Inventory) or consignment basis; (xi) any Account owing by an Account Debtor that has disputed liability or made any claim with respect to any other Account due from such Account Debtor, or that has any right of set-off against such Account, or to which Borrower is indebted in any way, but only to the extent of such indebtedness, set-off, dispute or claim; (xii) any Account subject to a chargeback from a volume discount or an advertising discount, but only to the extent of such chargeback or discount; (xiii) any Account owing by an Account Debtor whose Indebtedness to Borrower exceeds a credit limit satisfactory to Administrative Agent; (xiv) any Account of an Account Debtor with respect to particular goods still in the possession of the creditor on the Account or included in Inventory of such creditor and against which the Account Debtor has filed a financing statement under the UCC or has obtained or purported to have obtained a Security Interest; (xv) any Account with respect to which the delivery of goods or performance of services is bonded in favor of Borrower; (xvi) any Account as to which Administrative Agent does not have the right or ability to obtain direct payment to Administrative Agent; (xvii) any Account with respect to which any of the covenants and agreements contained in any of the Loan Documents or any of the Representations and Warranties are not or have ceased to be complete and correct or have been breached; (xviii) any Account which is evidenced by a promissory note or other instrument or by chattel paper or which has been reduced to judgment; (xix) any Account which arises out of a sale or lease not made in the ordinary course of Borrower's business; (xx) any Account for which payment terms greater than net sixty (60) days from the date of invoice are provided or permitted;
          (xxi) Accounts arising from payment made by credit card, debit card, or similar instrument; (xxii) any Account owing from any supplier or Vendor of any Borrower, including, without limitation under or in connection with any rebate, subsidy, incentive or similar program, (xxiii) any Account owing to any Person other than Borrower, (xxiv) any Account arising from the leasing of Inventory, (xxv) any Accounts that are Lease-in-Process Inventory, (xxvi) with regards to any Accounts arising from the provision of services, any such Accounts which are invoiced prior to the performance of the applicable services, and (xxvii) any Account as to which Administrative Agent has determined in its reasonable discretion that the prospect of payment or collection on a timely basis is impaired or that Administrative Agent otherwise deems in its reasonable discretion to be uncreditworthy. Notwithstanding the foregoing, Accounts owned by a Target Company may be included within the definition of "Eligible Accounts" and within the Borrowing Base on the day of the closing of a Permitted Acquisition to fund such Permitted Acquisition if and only if such Accounts meet the eligibility requirements of each clause of this Section immediately upon the closing of such Permitted Acquisition.

     3.2.  FLOORPLAN  LOAN  FACILITY.

          3.2.1. FLOORPLAN LOAN FACILITY GENERALLY. Each Lender shall, subject to the terms and limitations in this Section 3.2, Section 3.6, and elsewhere herein, make available to


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          Borrower  such Lender's pro-rata share (as listed on Exhibit 3 hereto)
          of an "Aggregate Floorplan Loan Facility" that is initially Seventy Five Million Dollars ($75,000,000) but which will decrease from time to time as provided herein by funding such Lender's pro-rata share thereof as provided for herein. Each Lender's Floorplan Loan Facility is its pro-rata share of the Aggregate Floorplan Loan Facility. No Floorplan Loan Advance will be made which would result in either: (i) the sum of the Aggregate Floorplan Loan, the Interim Floorplan Loan, and all unfunded Approvals, exceeding the Aggregate Floorplan Loan Facility; or (ii) the Lenders' Exposure exceeding the Total Aggregate Facility Limit. Subject to the terms of this Agreement, payments and prepayments that are applied to reduce the Aggregate Floorplan Loan may be re-borrowed through subsequent Floorplan Loan Advances, subject to the terms and conditions of this Agreement and the Loan Documents. The Aggregate Floorplan Loan Facility is not a commitment to lend or advance funds but is a discretionary facility. From and after the date on which the Administrative Agent has actual knowledge of an Event of Default under Section 16.1.1 or under Section 16.1.12, no further Approvals will be issued and except with respect to existing unfunded Approvals, no further Floorplan Loan Advances shall be made. From and after the date on which Administrative Agent has actual knowledge of any other Event of Default, no further Approvals will be issued if the Administrative Agent so chooses in its discretion to no longer issue Approvals or if the Required Lenders direct the Administrative Agent to no longer issue Approvals, and except with respect to existing unfunded Approvals, no further Floorplan Loan Advances shall be made.

          3.2.2. INTERIM FLOORPLAN LOAN ADVANCES. In order to reduce the frequency of fundings of Floorplan Loan Advances by Lenders, but subject to the limitations in Section 3.2.3 and elsewhere herein, Administrative Agent may in its absolute discretion make Interim Floorplan Loan Advances for the account of and benefit of Borrower with respect to an Approval issued by Administrative Agent from time to time from the Effective Date to the Floorplan Loan Maturity Date. From and after the date on which the Administrative Agent has actual knowledge of an Event of Default under Section 16.1.1 or under Section 16.1.12, no further Interim Floorplan Loan Advances shall be made. From and after the date on which Administrative Agent has actual knowledge of any other Event of Default, at the sole discretion of Administrative Agent, no further Interim Floorplan Loan Advances shall be made. Subject to the limitations in Section 3.2.3 and elsewhere herein, payments and prepayments that are applied to reduce the Interim Floorplan Loan may be reborrowed through Interim Floorplan Loan Advances. The Interim Floorplan Loan Facility is not a commitment to lend or advance funds, but is a discretionary facility.

          3.2.3. LIMITATIONS ON INTERIM FLOORPLAN LOAN ADVANCES. The maximum amount of the Interim Floorplan Loan amount on any date shall be Twenty Million Dollars ($20,000,000). Administrative Agent shall not be obligated to make any particular Interim Floorplan Loan Advance, the making of any particular Interim Floorplan Loan Advance at any particular time being absolutely discretionary. Administrative Agent will not, without the prior consent (which may be oral or in writing) of each Lender, knowingly make any Interim Floorplan Loan Advance which would cause the aggregate amount of the Interim Floorplan Loan plus the Aggregate Floorplan Loan plus all unfunded Approvals to exceed the Aggregate Floorplan Loan Facility as of such date immediately prior to the making of any such Interim Floorplan Loan Advance or make any Interim Floorplan Loan Advance which would cause the Lenders' Exposure to exceed the Total Aggregate Facility Limit. Administrative Agent shall not be obligated


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
          to fund any Interim Floorplan Loan Advances after the Floorplan Loan Maturity Date or after the Interim Floorplan Loan Facility has been terminated.

          3.2.4. OPERATION OF FLOORPLAN LOAN FACILITY AND INTERIM FLOORPLAN LOAN FACILITY. Subject to the terms of this Agreement, the Floorplan Loan Facility and Interim Floorplan Loan Facility will be used by Borrower from time to time to purchase Inventory from vendors approved by Administrative Agent in its sole and absolute discretion ("Vendors").

          3.2.5. FLOORPLAN LOAN APPROVALS. Borrower and each Lender acknowledges and agrees that: (i) Administrative Agent may issue Approvals on a date that is prior to the date of the funding of any Floorplan Loan Advance or Interim Floorplan Loan Advance that are based on such Approvals; (ii) once an Approval has been issued, then Administrative Agent may, and may require the Lenders, to fund the related Advance at any time, notwithstanding (A) any Default or Event of Default that may arise on or prior to the date of any such Advance, (B) whether the Loan Obligations have been accelerated, (C) whether the Commitments have been terminated, or (D) whether any such Advance shall occur after the Floorplan Loan Maturity Date for an Approval issued on or prior to the Floorplan Loan Maturity Date; and (iii) each Lender shall be obligated to fund its pro-rata share of any such Advance once an Approval has been issued for such Advance regardless of whether such Advance has been funded by Administrative Agent. A request from a Vendor (with respect to a Borrower) to Administrative Agent to floorplan Inventory will be deemed to be a request from the Borrowers for a Floorplan Loan Advance or an Interim Floorplan Loan Advance, as the case may be.

          3.2.6. INVENTORY NOT AVAILABLE FOR FLOORPLAN LOANS AND INTERIM FLOORPLAN LOANS. Only Vendors approved by Administrative Agent will be eligible to receive proceeds of Aggregate Floorplan Loan Facility and the Interim Floorplan Loan Facility. Administrative Agent or the Required Lenders may, at any time and without notice to Borrower, elect not to finance any Inventory sold by particular Vendors, including any Vendors who are in default of their obligations to GECDF, or with respect to which GECDF or Administrative Agent deems itself insecure, or any Inventory or Proceeds thereof in which another Person has a Security Interest. Without limiting the generality of the foregoing, any items produced by IBM and Hewlett-Packard, will not be available for financing under the Aggregate Floorplan Loan Facility or the Interim Floorplan Loan Facility without the prior written approval of the Administrative Agent. Except with respect to Approvals issued by Administrative Agent on or before the Floorplan Loan Maturity Date or before termination as set forth in Section 3.2.7 which such Approvals may be funded in Administrative Agent's sole discretion and, in such case, each Lender shall be obligated to fund its pro rata share of any Advance with respect to such Approvals, Lenders shall not be obligated to fund any Floorplan Loan Advances after the Floorplan Loan Maturity Date or after the Aggregate Floorplan Loan Facility has been terminated.

          3.2.7. TERMINATION OF FLOORPLAN LOAN FACILITY AND INTERIM FLOORPLAN LOAN FACILITY. The Aggregate Floorplan Loan Facility and the Interim Floorplan Loan Facility are discretionary facilities and may be terminated by Administrative Agent or the Required Lenders with respect to any future Floorplan Loans or Interim Floorplan Loans which have not been funded (whether or not an Approval has been issued, but subject to any Vendor Agreements regarding unfunded Approvals) at any time by the Administrative Agent or the Required Lenders upon written notice to the Borrower. If


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
          Administrative Agent or the Required Lenders terminate the Aggregate Floorplan Loan Facility and/or the Interim Floorplan Loan Facility, Borrower agrees that if there is no Existing Default, 30 days prior notice of termination is reasonable and sufficient (although this provision shall not be construed to mean that shorter periods may not, in particular circumstances, also be reasonable and sufficient) and Lenders will continue to fund Advances for Approvals issued on or before the expiration of such 30 day period and repayment shall be in accordance with the applicable Statement of Transaction and billing statement. A termination of the Aggregate Floorplan Loan Facility shall automatically terminate the Interim Floorplan Facility on the date of any notice of such termination of the Aggregate Floorplan Facility. Borrower will not be relieved from any obligation to Administrative Agent or the Lenders arising out of Floorplan Loans or Interim Floorplan Loans made before the effective termination date of the Aggregate Floorplan Loan Facility and/or the Interim Floorplan
          Loan Facility or made after the effective termination date of the Aggregate Floorplan Loan Facility or Interim Floorplan Loan Facility in connection with Approvals issued on or before such effective termination date. Notwithstanding a termination of the Aggregate Floorplan Loan Facility and the Interim Floorplan Loan Facility, Administrative Agent and Lenders will retain all of their rights, interests and remedies hereunder and in all Collateral until Borrower has indefeasibly paid all of the Loan Obligations in full in cash , all Letters of Credit have expired and the Letter of Credit Exposure is irrevocably reduced to zero, and the Administrative Agent and the Lenders have no other commitment to extend credit or make advances to or for the account of Borrower.

          3.2.8. REPURCHASE AGREEMENTS. Administrative Agent and/or GECDF have entered into agreements with the Vendors who will be receiving proceeds of the Aggregate Floorplan Loan Facility and the Interim Floorplan Loan Facility (each being a "Vendor Agreement" and collectively, the "Vendor Agreements"). Neither Administrative Agent nor GECDF makes any representation or warranty regarding the Vendor Agreements, including, without limitation regarding the enforceability thereof, whether any particular item of Inventory purchased by Borrower is subject to repurchase rights, or any repurchase rights that may be set forth therein. Each Lender and Borrower acknowledges and agrees that Administrative Agent and/or GECDF may take or refrain from taking any actions under or in connection with the Vendor Agreements in Administrative Agent's or GECDF, as the case may be, commercially reasonable judgment.

     3.3.  SWINGLINE  COMMITMENT.

          3.3.1. SWINGLINE ADVANCES. In order to reduce the frequency of fundings of Revolving Loan Advances by Lenders, but subject to the limitations in Section 3.3.2 and elsewhere herein, Administrative Agent may (provided an Advance Request in the form of Exhibit 7.10 is received by Administrative Agent) in its absolute discretion make Swingline Advances to Borrower from time to time from the Effective Date to the Revolving Loan Maturity Date. From and after the date on which the Administrative Agent has actual knowledge of an Event of Default under Section 16.1.1, no further Swingline Advances shall be made unless the Required Lenders approve in writing any further Swingline Advances or unless such Event of Default is waived in writing by the Required Lenders. Subject to the limitations in Section
          3.3.2 and elsewhere herein, payments and prepayments that are applied to reduce the Swingline Loan may be reborrowed through Swingline Advances. The Swingline Commitment is not a commitment to lend money, but is a discretionary facility; Administrative Agent may terminate the foregoing Swingline Commitment at any time in its absolute discretion.


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
          3.3.2. LIMITATIONS ON SWINGLINE ADVANCES. Administrative Agent shall not be obligated to make any particular Swingline Advance, the making of any particular Swingline Advance at any particular time being absolutely discretionary. In any event, no Swingline Advance will be made on or after the Revolving Loan Maturity Date, and no Swingline Advance will be made which would result in either: (i) the Swingline Loan exceeding the Maximum Swingline Amount; or (ii) the Lenders' Exposure exceeding the Total Aggregate Facility Limit. Administrative Agent may, however, in its absolute discretion make such Swingline Advances, but shall not be deemed by doing so to have increased the Maximum Swingline Amount and shall not be obligated to make any such Swingline Advance thereafter. Administrative Agent will not, without the prior consent (which may be oral or in writing) of each Lender, knowingly make any Swingline Advance which would cause the aggregate amount of the Aggregate Revolving Loan to exceed the Maximum Available Amount as of such date immediately prior to the making of any such Swingline Advance. The Maximum Swingline Amount on any date for any Swingline Advance shall be a Dollar amount equal to the lesser of (i) Twenty Million Dollars ($20,000,000) or (ii) an amount equal to the Maximum Available Amount as of such date minus the Aggregate Revolving Loan immediately prior to the making of such Swingline Advance; provided, however, at no time shall any Advance be deemed to be a Swingline Advance, and such Advance shall be deemed to be a Revolving Advance, if the sum of the Swingline Loan and the amount of the Revolving Loans made by the Lender which is the Administrative Agent exceeds such Lender's Revolving Loan Commitment as set forth on
          Exhibit  3  hereto.

          3.3.3. SWINGLINE NOTE. The obligation of Borrower to repay the Swingline Loan shall be evidenced by a promissory note payable to the order of Administrative Agent in a maximum principal amount of $20,000,000 and otherwise satisfactory to Administrative Agent.

     3.4.  LETTER  OF  CREDIT  FACILITY.

          3.4.1. As may be requested from time to time by Borrower hereunder and subject to the terms and conditions of this Agreement, the Letter of Credit Issuer will issue or cause to be issued by any Person acceptable to Administrative Agent standby letters of credit and commercial (documentary) letters of credit for the account of Borrower from time to time from the Effective Date to the date notice of termination of the Aggregate Revolving Loan Commitment is effective or termination of the Letter of Credit Facility is effective, but only if the Letter of Credit Exposure will not as a result of such issuance exceed the lesser of (i) Five Million Dollars ($5,000,000) or (ii) an amount equal to the difference between (a) the lesser of the Aggregate Revolving Loan Commitment and the Borrowing Base, and (b) the sum of
          (I) the Aggregate Revolving Loan, (II) the Swingline Loan, and (III) the Floorplan Shortfall. If the Letter of Credit Issuer does not itself issue Letters of Credit, then it shall, subject to the terms and conditions of this Agreement, arrange for the issuance of Letters of Credit and for all purposes of this Agreement and the Loan Documents, be deemed to have issued the Letters of Credit, and shall be entitled to all fees payable to the Letter of Credit Issuer hereunder, and reimbursements relating thereto.

          3.4.2. Immediately upon the issuance of a Letter of Credit in accordance with the terms and conditions hereof, Letter of Credit Issuer shall be deemed to have sold and transferred to each other Lender, and each such other Lender shall be deemed to have purchased and received from Letter of Credit Issuer, a pro rata undivided interest and participation in such Letter of Credit, the reimbursement obligation of Borrower with


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
          respect thereto, and any guaranty thereof or collateral therefor. Each Lender's (including the Letter of Credit Issuer's) pro-rata undivided interest shall be the same as its pro-rata share of the Aggregate Revolving Loan Commitment.

          3.4.3. Subject to the terms and conditions below, the expiration date of any Letter of Credit will not be later than the earlier of (i) the first anniversary of the date of issuance, and (ii) a Business Day that is not later than the date which is 25 days prior to the earliest to occur of the date of termination of the Aggregate Revolving Loan Commitment or the date of termination of the Letter of Credit Facility (if any such notice of termination has been previously given); provided, however, that the expiration date for a Letter of Credit may be later than such date if Letter of Credit Issuer and Administrative Agent (if Administrative Agent and the Letter of Credit Issuer are not the same Person) consent to such issuance and Borrower provides to the Administrative Agent at the time of issuance cash collateral satisfactory to Letter of Credit Issuer and Administrative Agent (if Administrative Agent and the Letter of Credit Issuer are not the same Person) as security for Borrower's obligation to reimburse the Letter of Credit Issuer, the Administrative Agent and the Lenders for 105% of all draws and expenses thereunder ("Cash Collateral"). The Cash Collateral is a part of the Collateral and Borrower hereby unconditionally grants a Security Interest to Administrative Agent in the Cash Collateral. Borrower also agrees that if a Letter of Credit has been issued and the Aggregate Revolving Loan Commitment is subsequently terminated or the Letter of Credit Facility is subsequently terminated so that the expiry of such Letter of Credit(s) is beyond the effective date of the termination of the Aggregate Revolving Loan Commitment or beyond the effective date of termination of the Letter of Credit Facility, whichever is earliest, then Borrower shall, on or before five Business Days prior to the effective date of such termination, whichever is earlier, provide Administrative Agent with Cash Collateral. Administrative Agent and the Lenders shall be entitled to make one or more Revolving Loans to provide Cash Collateral if Borrower does not timely provide Cash Collateral and all such Revolving Loans shall be a part of the Loan Obligations secured by the Collateral. Administrative Agent shall hold Cash Collateral for the benefit of the Letter of Credit Issuer, the Lenders and Administrative Agent as security for the Letters of Credit and the other Loan Obligations in an account in its respective name at the Letter of Credit Issuer or such other financial institution as Administrative Agent may select in its reasonable discretion.

     3.5. TERMINATION. At any time an Event of Default has occurred and is continuing, Administrative Agent or the Required Lenders may terminate some or all of the Commitments, accelerate the Loan Obligations or take such other actions as they may have hereunder (including Section 16.3), the other Loan Documents or at law or at equity. In addition to any other rights and remedies that the Lenders and the Administrative Agent may have in this Agreement, including, without limitation, if there is an Existing Default and all rights and remedies set forth in Section 16.3 and in
     Section 3.2.7, the Administrative Agent may, or the Required Lenders by direction to the Administrative Agent may, at any time, whether or not there is an Existing Default, elect to terminate all of the Commitments and demand that the Borrower repay in full and in cash all of the Loan Obligations within 90 days of Borrower's receipt of such demand except that Floorplan Loan Advances and Interim Floorplan Loan Advances made with respect to any Approval issued during such 90-day period shall be repaid in accordance with the applicable Statement of Transaction. Any such notice by the Required Lenders shall be given in writing to Administrative Agent who shall then promptly send such notice to Borrower, or if given by Administrative Agent, Administrative Agent shall promptly notify the Lenders after notifying Borrower. Borrower may at any time terminate all of the Commitments by giving written notice


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
     to Administrative Agent (which shall then promptly send a copy of such notice to each Lender) if and only if Borrower repays in full and in cash all of the Loan Obligations within 60 days of Administrative Agent's receipt of such notice, including cash collateral for all Floorplan Loan Advances and Interim Floorplan Loan Advances that may be made with respect to any Approval issued during such 60 day period, and such termination shall be effective on or before the end of such 60 day period. Notwithstanding a termination, Administrative Agent and Lenders will retain all of their rights, interests and remedies hereunder and in all Collateral until Borrower has indefeasibly paid all of the Loan Obligations in full in cash, all Letters of Credit have expired and the Letter of Credit Exposure is irreversibly zero, and the Administrative Agent and the Lenders have no other commitment to extend credit or make advances to or for the account of Borrower.

     3.6. TOTAL AGGREGATE FACILITY LIMIT. Notwithstanding the Commitments herein or anything else contained in this Agreement or any of the other Loan Documents to the contrary, Borrower, Administrative Agent and each Lender acknowledge and agree that at no time shall the Aggregate Revolving Loan, the Swingline Loan, the Aggregate Floorplan Loan, the Interim Floorplan Loan, the Letter of Credit Exposure and all unfunded Approvals, exceed One Hundred Sixty Five Million Dollars ($165,000,000) in the aggregate (the "Total Aggregate Facility Limit").

4.  INTEREST;  YIELD  PROTECTION.

     4.1. INTEREST ON THE SWINGLINE LOAN. At all times, the Swingline Loan shall bear interest at the same rate of interest as the Aggregate Revolving Loan is then bearing interest.

     4.2. INTEREST ON DRAWS ON LETTERS OF CREDIT. The unreimbursed amount of each draw on a Letter of Credit shall bear interest at the rate per annum equal to the Adjusted LIBOR Rate.

     4.3. INTEREST ON THE FLOORPLAN LOAN AND INTERIM FLOORPLAN LOAN --ADMINISTRATIVE AGENT AND GECDF AS A LENDER ONLY.

          4.3.1. Notwithstanding the terms of this Agreement, the term "Prime Rate" with respect to any Statement of Transaction, to the extent such term is defined in any such Statement of Transaction, shall have the meaning set forth in any such Statement of Transaction. If "Prime Rate" is not defined in any Statement of Transaction, the term "Prime Rate" in such Statement of Transaction shall have the meaning defined in this Agreement. After Maturity or after an Event of Default, Indebtedness under each Statement of Transaction shall bear interest at the default or post-maturity rate described therein. In the event no default or post-maturity rate is specified in any Statement of Transaction, then after Maturity or after an Event of Default, the Indebtedness under such Statement of Transaction shall bear interest at the rate which would otherwise apply under such Statement of Transaction plus 2.0%.

          4.3.2. Borrower, Administrative Agent and each Lender agrees that certain financial terms of any Floorplan Loan Advance or Interim Floorplan Loan Advance made under this Agreement, whether regarding finance charges, other fees, maturities, curtailments or other financial terms, are not set forth herein because such terms depend, in part, upon the availability of Vendor discounts, payment terms or other incentives, prevailing economic conditions, Administrative Agent's and/or GECDF's floorplanning volume with Borrower and with Borrower's Vendors, and other economic factors which may vary over time. Borrower, Administrative Agent and each Lender further agree that it is therefore in their mutual best interest to set forth in this Agreement only the general terms of the Floorplan Loan Facility and the Interim Floorplan Loan Facility. Upon agreeing to finance a particular item of Inventory for Borrower, Administrative Agent will send

          Borrower a statement of transaction identifying such Inventory and the applicable financial terms (each being a "Statement of Transaction"). Administrative Agent may, without the consent of the Lenders or the Required Lenders, change any aspect or portion of any Statement of Transaction. Unless Borrower notifies Administrative Agent in writing of any objection within thirty (30) days after a Statement of Transaction is mailed to Borrower: (a) the amount shown on such Statement of Transaction will be an account stated; (b) Borrower will have agreed to all rates, charges and other terms shown on such Statement of Transaction; (c) Borrower will have agreed that Administrative Agent is financing the items of Inventory referenced in such Statement of Transaction at Borrower's request; and (d) such Statement of Transaction will be incorporated herein by reference, will be made a part hereof as if originally set forth herein, and will constitute an addendum hereto. If Borrower objects to the terms of any Statement of Transaction, Borrower agrees to pay Administrative Agent for such Inventory in accordance with the most recent terms for similar Inventory to which Borrower has not objected (or, if there are no prior terms, at the lesser of 16% per annum or at the maximum lawful contract rate of interest permitted under applicable law).

          4.3.3. Borrower will pay the interest, fees, and finance charges to Administrative Agent (on the Interim Floorplan Loan) for its own account and to GECDF (on the Aggregate Floorplan Loan) for its own account on the outstanding principal amount of the Interim Floorplan Loans and the Aggregate Floorplan Loans, respectively, at the rate(s) and in the amount(s) shown on the applicable Statement of Transaction, unless Borrower objects thereto as provided in Section 4.3.2. All such amounts (whether interest, fees or late charges, but excluding principal) due and owing as set forth in each Statements of Transaction shall be retained by Administrative Agent for its own account (on the Interim Floorplan Loans) and by GECDF for its own account (on the Aggregate Floorplan Loans). Interest on the Aggregate Floorplan Loans will be paid by Administrative Agent to the Lenders (other than GECDF) from the proceeds Administrative Agent receives from the Borrower and the Vendors, as provided in, and subject to the terms of, Section 4.5. All discounts and subsidies from a Vendor shall be for the sole account of Administrative Agent and GECDF. Principal received by the Administrative Agent from the Borrower on the Aggregate Floorplan Loans will be paid to the Lenders as set forth in
          Section 17.10. The finance charges attributable to the rate shown on each Statement of Transaction will: (a) be computed based on a 360 day year; (b) be calculated by multiplying the Daily Charge (as defined below) by the actual number of days in the applicable billing period; and (c) accrue from the invoice date of the Collateral identified on such Statement of Transaction until Administrative Agent receives full payment as provided in this Agreement for each item of such Collateral. The "Daily Charge" is the product of the Daily Rate (as defined below) multiplied by the Average Daily Balance (as defined below). The "Daily Rate" is the quotient of the annual rate shown on each Statement of Transaction divided by 360, or the monthly rate shown on each Statement of Transaction divided by 30. The "Average
          Daily Balance" is the quotient of (i) the sum of the outstanding principal under the Aggregate Floor Plan Facility plus the Interim Floorplan Loan Facility on each day of a billing period for each item of Collateral identified on a Statement of Transaction, divided by
          (ii) the actual number of days in such billing period. With respect to the Interim Floorplan Loans and the Floorplan Loans, the annual percentage rate of the finance charges relating to any item of Collateral financed thereby will be calculated from the invoice date of such Collateral, regardless of any period during which any finance charge subsidy shall be paid or payable by any third party.

          4.3.4. Administrative Agent will send Borrower a monthly billing statement identifying all charges, including any late fees assessed, due to Administrative Agent on the Interim Floorplan Loans and to GECDF, as a Lender, on the Floorplan Loan Facility. The charges specified on each billing statement will be due and payable in full immediately on receipt.

     4.4. INTEREST ON AGGREGATE LOANS--OTHER THAN FLOORPLAN LOANS. Each LIBOR Advance when made will become a LIBOR Loan, which shall bear interest at the Adjusted LIBOR Rate. Each Base Rate Advance when made will become a Base Rate Loan, which shall bear interest at the Base Rate.

     4.5. INTEREST ON FLOORPLAN LOANS; ADMINISTRATIVE AGENT DEFICIENCY AMOUNT. Administrative Agent, Borrower and each Lender acknowledges and agrees that the rate of return paid on any Floorplan Loan or Interim Floorplan Loan is dependent on numerous factors, including discounts and subsidies offered by the Vendors. Accordingly, Administrative Agent, Borrower and each Lender agrees that due to the difficulty in determining the actual rate of return on any particular Floorplan Loan or Interim Floorplan Loan or with respect to any particular invoice underlying any such Loan the Lenders (other than GECDF) will be paid the interest rate specified in this Agreement. With respect to each Lender (other than GECDF), interest on each Floorplan Loan Advance for such Lender shall be paid to such Lender by Administrative Agent based on the interest rates set forth in Sections 4.6, 4.7, and 4.8 and as provided in Section 6.1.1 from the date of funding by such Lender to Administrative Agent of its pro rata share of such Floorplan Loan Advance to the date of repayment; provided, however if a Floorplan Payment Default occurs, then until such Floorplan Payment Default has been cured to the satisfaction of the Required Lenders or waived in writing by the Required Lenders, to the extent there exists an Administrative Agent Deficiency Amount (defined below) which is greater than zero, Administrative Agent may suspend the making of payments of principal and interest on the Floorplan Loans to each Lender (other than GECDF) or reduce the amount of such payments on the Floorplan Loans to each Lender (other than GECDF) on a pro-rata basis (based on the principal amount of Floorplan Loans outstanding) and setoff such amounts against the Administrative Agent Deficiency Amount until the Administrative Agent Deficiency Amount is reduced to zero, or to the extent necessary to prevent the Administrative Agent Deficiency Amount from becoming greater than zero. The "Administrative Agent Deficiency Amount" at any time is a Dollar amount equal to (i) the cumulative amount of interest distributed by Administrative Agent to the Lenders (other than GECDF) solely with respect to each specific Statement of Transaction for which a Floorplan Payment Default exists as outlined above in this Section 4.5 under the portion of the Aggregate Floorplan Loan attributable to Lenders (other than GECDF) for the period commencing with the date interest begins accruing under the Statement of Transaction (excluding any interest distributed which is attributable to the period of time during any free floor plan period) and to the extent such interest has not been paid by Borrower under each such specific Statement of Transaction relating to such Floorplan Payment Default through the date of calculation (provided, however, that in no event shall any interest paid to the Lenders (other than GECDF) relating to any specific Statement of Transaction during any period for which no Floorplan Payment Default exists or existed be included in the calculation under this clause (i)), minus (ii) the cumulative amount of interest collected from Borrower by Administrative Agent solely with respect to each specific Statement of Transaction for which a Floorplan Payment Default exists as outlined above in this Section 4.5 under the portion of the Aggregate Floorplan Loan attributable to Lenders (other than GECDF) for the period commencing with the date interest begins accruing under the Statement of Transaction (excluding any interest distributed which is attributable to the period of time during any free floor plan period). For purposes of determining the interest payable by Administrative Agent to each

     Lender (other than GECDF) on each such Lender's respective Floorplan Loans, each Floorplan Loan Advance or any part of a Floorplan Loan Advance owing to a Lender (other than GECDF) shall be considered a LIBOR Advance for interest rate calculation purposes under this Section, unless the LIBOR Rate is not available as provided in this Agreement, then it shall be a Base Rate Advance for interest rate calculation purposes.

     4.6. BASE RATE. Except as set forth in Section 4.3.1, the "Base Rate" for any Base Rate Advance is the Prime Rate (which will fluctuate as described in Section 4.11) plus the applicable Prime Increment determined from time to time as provided in Section 4.8

     4.7. ADJUSTED LIBOR RATE. The "Adjusted LIBOR Rate" for any LIBOR Loan is the LIBOR Rate plus the applicable LIBOR Increment determined from time to time as provided in Section 4.8. The LIBOR Rate for each LIBOR Loan shall be determined by Administrative Agent. For each LIBOR Loan, the Adjusted LIBOR Rate shall fluctuate as provided for herein. The "LIBOR Rate" shall be the interest rate per annum equal to the quotient (rounded to the nearest 0.001%) of

          (i) For each calendar week commencing on Tuesday of such week, the rate per annum, as determined by Administrative Agent, as adjusted from time to time in Administrative Agent's sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs, as reported by The Wall Street Journal and
                                                     -----------------------
          identified as the "London Interbank Offered Rate" for an interest period of 30 days, on (a) each Monday immediately preceding, or (b) if any such Monday is not a Business Day, then on the Business Day immediately preceding such Monday. If for any reason such rate is not available, the term "LIBOR Rate" shall mean, for any LIBOR Loan, the rate per annum appearing on Reuters Screen LIBOR Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) for an interest period of 30 days, on (a) each Monday immediately preceding, or (b) if any such Monday is not a Business Day, then on the Business Day immediately preceding such Monday; provided, however, if more than one rate is specified on Reuters Screen LIBOR Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/1000 of 1%), divided  by,

          (ii) one minus the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the FRB or any other Governmental Authority to which any Lender is subject (or any successor), including, in the case of LIBOR Loans, "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the reserve requirement shall reflect any other reserves required to be maintained by any Lender with respect to any category of liabilities which includes deposits by reference to which the LIBOR Rate is to be determined, or any category of extensions of credit or other assets which include LIBOR Loans. The entire amount of a LIBOR Loan shall be deemed to constitute a Eurocurrency liability and as such shall be deemed to be subject to such reserve requirements without benefit of credits for proration, exceptions or set-offs which may be available from time to time to any Lender under Regulation D. The LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in any such reserve requirements.

     4.8. PRIME INCREMENTS AND LIBOR INCREMENTS. The applicable Prime Increment and applicable LIBOR Increment shall be determined on the Effective Date based on the financial statements for the fiscal quarter ended April 5, 2004, and quarterly thereafter in accordance with the following table and based upon the ratio of the Dollar amount of Borrower's Total Funded
     Indebtedness to Borrower's EBITDA as reflected in Borrower's Financial Statements for its fiscal quarter most recently ended:

-------------------------------  -----------  ------------  --------------  --------------
TOTAL FUNDED INDEBTEDNESS
TO EBITDA                         REVOLVING    FLOORPLAN      BASE RATE       BASE RATE
                                  LOANS AND   LOANS LIBOR   INCREMENT FOR   INCREMENT FOR
                                  SWINGLINE    INCREMENT      REVOLVING       FLOORPLAN
                                 OANS LIBOR    LOANS AND        LOANS
                                  INCREMENT    SWINGLINE
                                    LOANS
-------------------------------  -----------  ------------  --------------  --------------
less than or equal to                  2.75%         3.00%           0.25%           0.00%
2.75:1.00 but greater than
2.50:1.00
-------------------------------  -----------  ------------  --------------  --------------
less than or equal to                  2.50%         3.00%           0.00%           0.00%
2.50:1.00 but greater than
2.00:1.00
-------------------------------  -----------  ------------  --------------  --------------
(A) less than or equal                 2.25%         3.00%          -0.25%           0.00%
2.00:1.00 but greater than or
equal to 1.00:1.00 OR (B)
less than 1.00:1.00 and
Borrower's quarterly volume
for the preceding quarter for
the Floorplan Loan Facility is
less than $30,000,000
-------------------------------  -----------  ------------  --------------  --------------
(i) less than 1.00:1.00 AND            2.00%         3.00%           -.50%           0.00%
(ii) Borrower's quarterly
volume for the preceding
quarter for the Floorplan
Loan Facility is greater than
or equal to $30,000,000
-------------------------------  -----------  ------------  --------------  --------------

     For all the Revolving Loans, the Prime Increments and LIBOR Increments in the table above are used for determining that interest rate paid by Borrower to Administrative Agent to be distributed to the Lenders. For the Floorplan Loan and Interim Floorplan Loan, the Prime Increments and LIBOR Increments in the table above are used only for determining that interest rate paid by Administrative Agent to the Lenders (other than GECDF) pursuant to Section 4.5, provided, however, the rate paid to the Lenders (other than GECDF) on the Floorplan Loans shall be the Adjusted LIBOR Rate, unless the LIBOR Rate is not available as provided in this Agreement. The interest rate paid by Borrower on the Floorplan Loan and Interim Floorplan Loan is the interest rate described in each Statement of Transaction, as provided in Section 4.3. Any change in the Prime Increment and LIBOR Increment in the table above shall become applicable as determined by Administrative Agent within three Business Days following the day when Borrower delivers to Administrative Agent its quarterly Financial Statements for the fiscal quarter most recently ended as required in
     Section 13.13.2. If Borrower does not deliver its quarterly Financial Statements to Administrative Agent within the period required by

     Section 13.13.2, then (unless the Required Lenders declare a Default or Event of Default) the highest non-default Adjusted LIBOR Rate and highest non-default Base Rate shall be in effect until Borrower shall deliver such Financial Statements. In such case, in addition to Borrower's obligation to pay the highest non-default Adjusted LIBOR Rate and highest non-default Base Rate on the Aggregate Revolving Loan, and the Swingline Loan, with respect to the Aggregate Floorplan Loan and the Interim Floorplan Loans, Borrower will pay to Administrative Agent an amount equal to the excess of such highest non-default Adjusted LIBOR Rate or highest non-default Base Rate over the adjusted LIBOR Rate or Base Rate which would have otherwise applied in addition to the interest Borrower is required to pay under the applicable Statement of Transaction.

     4.9. CONVERSION OR CONTINUATION OF LOANS. Borrower may not at any time convert some or all of a Base Rate Loan to a LIBOR Loan, or a LIBOR Loan to a Base Rate Loan, except in situations described in this Section and in Sections 4.15, 4.16 and 4.17 in which cases such conversion shall be mandatory. At Borrower's option, subject to Section 4.8, all Revolving Loans and all Swingline Loans for a calendar quarter shall be either Base Rate Loans or LIBOR Loans based on a written election from Borrower to Administrative Agent. If Borrower does not deliver a written election to Administrative Agent then, subject to Section 4.8, all Revolving Loans and all Swingline Loans shall be deemed to be LIBOR Loans, with such election being effective on the first day of the calendar month following delivery of such notice from Borrower to Administrative Agent if such notice is given to Administrative Agent at least five Business Days prior to the first day of such calendar month, otherwise such change shall take effect on the first day of the next subsequent calendar month. Effective only one time in each calendar quarter, with respect to all Revolving Loans and all Swingline Loans, Borrower may change from Base Rate to the Adjusted LIBOR Rate or Adjusted LIBOR Rate to Base Rate, as the case may be, with such election being effective on the first day of the calendar month following delivery of such notice from Borrower to Administrative Agent if such notice is given to Administrative Agent at least five Business Days prior to the first day of such calendar month, otherwise such change shall take effect on the first day of the next subsequent calendar month. All Swingline Loans shall always bear interest at the same rate as all Revolving Loans.

     4.10. TIME OF ACCRUAL. Interest shall accrue on all principal amounts outstanding from the date when first outstanding to the date when no longer outstanding. Amounts shall be deemed outstanding until payments are applied thereto as provided herein.

     4.11. COMPUTATION. Interest shall be computed for the actual days elapsed over a year deemed to consist of 360 days for all LIBOR Loans and all Base Rate Loans. The Base Rate and the LIBOR Rate will be determined by Administrative Agent before the initial Advance on the Effective Date and with respect to Base Rate Loans, on each Business Day thereafter when the Base Rate changes, and with respect to LIBOR Rate Loans, each week. Interest rates that are based on the LIBOR Rate and the Base Rate shall change simultaneously with any change as determined in the preceding sentence in the LIBOR Rate or Base Rate, as the case may be, and shall be effective for the entire day on which such change becomes effective.

     4.12.  RATE  AFTER  MATURITY AND RATE AFTER AN EVENT OF DEFAULT. Subject to
     Section 4.3.1, Borrower shall pay interest on the Aggregate Loans after their Maturity, and if the Required Lenders so determine in their absolute discretion, on the Aggregate Loans and on the other Loan Obligations, after the occurrence of an Event of Default, at a rate per annum of 2.0% plus the highest non-default rate specified in Section 4.8 on each Loan (the "Default Rate"); provided, however, Administrative Agent shall have no obligation to pay a Default Rate to any Lender unless such Default Rate is paid by Borrower to Administrative Agent.

     4.13.  TAXES.

          4.13.1. Any and all payments by the Borrower to or for the account of any Lender or the Administrative Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future Taxes, excluding, in the case of
                                                       ---------
          each Lender and the Administrative Agent, Taxes imposed on its income, and franchise Taxes imposed on it, by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender (or its Applicable Lending Office) or the Administrative Agent (as the case may be) is organized or any political subdivision thereof. If the Borrower shall be required by Law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender or the Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Lender or the Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law, and (iv) the Borrower shall furnish to the Administrative Agent, at its address referred to herein, the original or a certified copy of a receipt evidencing payment thereof.

          4.13.2. In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Impositions"), except income and franchise Taxes imposed by any jurisdiction referred to in
          Section  4.13.1.

          4.13.3. The Borrower agrees to indemnify each Lender and the Administrative Agent for the full amount of Taxes and Impositions (including, without limitation, any Taxes or Impositions imposed or asserted by any jurisdiction on amounts payable under this Section) that are required to be paid by the Borrower hereunder but are paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto; provided, however, that neither Administrative Agent nor any Lender shall have any obligation to pay any such Taxes, Impositions or other liability.

          4.13.4. Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Administrative Agent with (i) IRS Form 1001 or 4224, as appropriate, or any successor form prescribed by the IRS, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding Tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) IRS Form W-8 or W-9, as appropriate, or any successor form prescribed by the IRS, and (iii) any other form or certificate required by any Governmental Authority (including any certificate required by Sections 871(h) and

          881(c) of the Code), certifying that such Lender is entitled to an exemption from or a reduced rate of Tax on payments pursuant to this Agreement or any of the other Loan Documents.

          4.13.5. For any period with respect to which a Lender has failed to provide the Borrower and the Administrative Agent with the appropriate form pursuant to Section 4.13.4 (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under this Section 4.13 with respect to Taxes imposed by or within the United States; provided,
                                                                       ---------
          however,  that  should  a  Lender,  which  is otherwise exempt from or
          -------
          subject to a reduced rate of withholding Tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

          4.13.6. If the Borrower is required to pay additional amounts to or for the account of any Lender or Administrative Agent pursuant to this Section, then such Lender or the Administrative Agent will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender or the Administrative Agent, as the case may be, is not otherwise disadvantageous to such Lender or the Administrative Agent, as the case may be. Each Lender agrees, with respect to the provisions of this Section 4.13, to treat Borrower in a manner substantially similar to that of its other similarly situated customers.

          4.13.7. Within thirty (30) days after the date of any payment of Taxes described in this Section 4.13, the Borrower shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing such payment.

          4.13.8. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section shall survive the termination of the Commitments and the indefeasible payment in full in cash of the Loan Obligations.

     4.14.  COMPENSATION  FOR  INCREASED  COSTS  AND  REDUCED  RETURNS;  CAPITAL
     ADEQUACY.

          4.14.1. If, after the date hereof, the adoption of any applicable Law or any change in any applicable Law or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

               4.14.1.1. shall subject such Lender (or its Applicable Lending Office) to any Tax with respect to any LIBOR Loans or its obligation to make LIBOR Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement in respect of any LIBOR Loans (other than Taxes imposed on the net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

               4.14.1.2. shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the reserve requirement utilized in the determination of the LIBOR Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Commitment of such Lender hereunder; or

               4.14.1.3. shall impose on such Lender (or its Applicable Lending Office) or on the United States market for certificates of deposit, treasury bills or the London interbank market any other condition affecting this Agreement, its Commitments or its Note or any of such extensions of credit or liabilities or commitments;

          and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, converting into, continuing, or maintaining any Loan or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or its Notes with respect to any Loan, then the Borrower shall pay to such Lender on demand such amount or amounts as will reasonably compensate such Lender for such increased cost or reduction. If any Lender requests compensation by the Borrower under this Section the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue Loans of the type with respect to which such compensation is requested, or to convert Loans of any other type into Loans of such type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of
          Section 4.15 shall be applicable); provided that such suspension shall
                                             --------
          not affect the right of such Lender to receive the compensation so requested.

          4.14.2. If, after the date hereof, any Lender shall have reasonably determined that the adoption of any applicable Law regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy
          (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand the Borrower shall pay to such Lender such additional amount or amounts as will reasonably compensate such Lender for such reduction.

          4.14.3. Each Lender shall promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section shall furnish to the Borrower and the Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. Each Lender agrees, with respect to the provisions of this Section, to treat Borrower in a manner substantially similar to that of its other similarly situated customers.

     4.15. LIMITATION ON TYPES OF LOANS. If on or prior to the making of any LIBOR Loan:

          4.15.1. the Administrative Agent reasonably determines that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate; or

          4.15.2. the Required Lenders reasonably determine and notify the Administrative Agent that the LIBOR Rate will not adequately and fairly reflect the cost to the Lenders of funding LIBOR Loans;

          then the Administrative Agent shall give the Borrower prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional LIBOR Loans, or continue LIBOR Loans and all LIBOR Loans shall immediately convert to Base Rate Loans in accordance with the terms of this Agreement.

     4.16. ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund LIBOR Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make or continue LIBOR Loans or convert Base Rate Loans into LIBOR Loans shall be suspended until such time as such Lender may again make, maintain, and fund LIBOR Loans (in which case the provisions of Section 4.15 shall be applicable).

     4.17. TREATMENT OF AFFECTED LOANS. If the obligation of any Lender to make a LIBOR Loan or to convert any Base Rate Loan into an LIBOR Loan shall be suspended pursuant to Sections 4.15 or 4.16 hereof (such Loans being herein called "Affected Loans"), such Lender's Affected Loans shall be automatically and immediately be converted into Base Rate Loans and, unless and until such Lender gives notice as provided below that the circumstances specified in Sections 4.15 or 4.16 or hereof that gave rise to such conversion no longer exist:

          (a) to the extent that such Lender's Affected Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Affected Loans shall continue to be made and applied as provided for herein; and

          (b) all Loans that would otherwise be made or continued by such Lender as LIBOR Loans shall be made or continued instead as Base Rate Loans, and all Loans of such Lender that would otherwise be converted into LIBOR Loans shall be converted instead into (or shall remain as) Base Rate Loans.

If such Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Sections 4.15 or 4.16 hereof that gave rise to the conversion of such Lender's Affected Loans pursuant to this Section no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the type of the Affected Loans made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically converted, so that, after giving effect thereto, all Loans held by the Lenders holding Loans of the type of the Affected Loans and by such Lender are held pro rata in accordance with their respective Commitments.

     4.18. USURY. Notwithstanding any provisions to the contrary in Section 4 or elsewhere in any of the Loan Documents, Borrower shall not be obligated to pay interest at a rate which exceeds the maximum rate permitted by Law. If, but for this Section 4.18, Borrower would be deemed obligated to pay interest at a rate which exceeds the maximum rate permitted by Law, or if any of the Loan Obligations is paid or becomes payable before its originally scheduled Maturity and as a result Borrower has paid or would be obligated to pay interest at such an excessive rate, then (i) Borrower shall not be obligated to pay interest to the extent it exceeds the interest that would be payable at the maximum rate permitted by Law; (ii) if the outstanding Loan Obligations have not been accelerated as provided in Section 16.3.2, any such excess interest that has been paid by Borrower shall be refunded; (iii) if the outstanding Loan Obligations have been accelerated as provided in Section 16.3.2, any such excess that has been paid by Borrower shall be applied to the Loan Obligations as provided in Section 16.4; and (iv) the effective rate of interest shall be deemed automatically reduced to the maximum rate permitted by Law.

5.   FEES.

     5.1. CLOSING FEE. On the Effective Date, Borrower shall pay to Administrative Agent for the account of Lenders a closing fee of Two Hundred Thousand Dollars ($200,000) to be shared pro-rata among the Lenders based upon each Lenders' Revolving Loan Commitment. The Closing Fee is not refundable under any circumstance, including, without limitation, if the conditions to funding are never met to the satisfaction of the Required Lenders.

     5.2. UNUSED FEE. Borrower shall pay to Administrative Agent for the account of Lenders, based on each Lender's pro-rata share, a non-refundable, recurring Unused Fee calculated by applying twenty (20) basis points to the Unused Revolving Loan Commitment as of the last day of each fiscal month of Borrower. The "Unused Revolving Loan Commitment" for each fiscal month shall be the difference between (i) the lesser of the Borrowing Base and the Aggregate Revolving Loan Commitment as of the last day of such fiscal month and (ii) the sum of the (A) the Aggregate Revolving Loan and (B) the Swingline Loan as of the last day of such fiscal month and (C) the Letter of Credit Exposure. The Unused Fee shall be payable monthly in arrears on or before the 25th day of each month for the prior fiscal month, and on the Revolving Loan Maturity Date.

     5.3. LETTER OF CREDIT FEES. Borrower shall pay to Administrative Agent for the account of each Lender with a Revolving Loan Commitment (pro rata based on each Lender's Revolving Loan Commitment), a non-refundable recurring Letter of Credit Fee for each Letter of Credit issued or caused to be issued hereunder. The Letter of Credit Fee for any Letter of Credit shall be an amount equal to the aggregate undrawn amount of such Letter of Credit multiplied by 1.75% (per annum). The Letter of Credit Fee for each Letter of Credit shall be payable in advance on the date of issuance for the remaining portion of the quarter when issued and quarterly thereafter in advance on the first day of each full calendar quarter thereafter while such Letter of Credit is outstanding.

     5.4. LETTER OF CREDIT FRONTING FEE. Borrower shall pay to Letter of Credit Issuer a non-refundable, one-time Fronting Fee equal to .125% of the face amount of each Letter of Credit issued by Letter of Credit Issuer. The Fronting Fee due for any Letter of Credit shall be payable in advance, commencing on the issuance date of such Letter of Credit.

     5.5. OTHER LETTER OF CREDIT FEES. Borrower shall pay to the Letter of Credit Issuer, Letter of Credit Issuer's other customary fees for issuance, amendment, or renewal of a Letter of Credit and, as Letter of Credit Issuer and Borrower may agree with respect to each Letter of Credit, for each negotiation of a draft drawn under such Letter of Credit.

     5.6. CALCULATION OF FEES. All of the foregoing fees and all other fees payable to Administrative Agent or any Lender that are based on an annual percentage shall be calculated on the basis of a year deemed to consist of 360 days and for the actual number of days elapsed.

6.   PAYMENTS.

     6.1.  SCHEDULED  PAYMENTS  ON  LOANS;  APPLICATIONS  TO  LOANS.

          6.1.1.  INTEREST.

               6.1.1.1.

               Borrower shall pay interest accrued on each Aggregate Revolving Loan and on the Swingline Loan monthly in arrears beginning on the first day of the first calendar month beginning after the Effective Date and continuing on the first day of each calendar month thereafter, and on the Revolving Loan Maturity Date. Borrower shall pay interest accrued on each Revolving Loan and the Swingline Loan after the Revolving Loan Maturity Date on demand.

               6.1.1.2. Borrower shall pay to Administrative Agent for its own account and the account of GECDF, all interest, fees and charges accrued on the Aggregate Floorplan Loan and the Interim Floorplan Loan in accordance with the Statements of Transaction. Subject to the terms of Sections 4.3 and 4.5 and elsewhere in this Agreement, interest on the Floorplan Loans to the Lenders, other than GECDF, shall be distributed by Administrative Agent monthly in arrears (with the right of set off in favor of Administrative Agent and GECDF as set forth in Section 4.5) beginning on the first day of the first calendar month beginning after the Effective Date and continuing on the first day of each calendar month thereafter, on the Floorplan Loan Maturity Date, and, subject to the terms of this Agreement, monthly thereafter for Approvals in effect and not funded on the Floorplan Loan Maturity Date (subject to the Borrower's obligation to provide cash collateral for such Approvals).

          6.1.2.  PRINCIPAL.

               6.1.2.1. Borrower shall, and shall cause each other Covered Person to, direct all Account Debtors to remit payments on their Accounts to one or another lockboxes maintained at financial institutions acceptable to Administrative Agent, each under a lockbox agreement with such financial institutions in form and substance satisfactory to Administrative Agent (collectively, the "Lockboxes") with all payments received in any such Lockboxes being deposited into an account at such financial institution (all such accounts that may exist from time to time, are collectively referred to as the "Blocked Accounts"). Each of the Blocked Accounts and Lockboxes shall be blocked in favor of Administrative Agent pursuant to one or more agreements in form and substance satisfactory to Administrative Agent. Borrower hereby assigns and grants to Administrative Agent for the benefit of Lenders, a first priority Security Interest in any and all Blocked Accounts and Lockboxes as security for payment and performance of the Loan Obligations. All payments received in the Lockboxes, Blocked Accounts and other proceeds of Collateral and other funds Borrower receives directly (other than from Floorplan Loan Advances, Interim Floorplan Loan Advances, Revolving Loan Advances, and Swingline Advances, and other than funds Borrower receives directly to the extent such funds do not exceed $50,000 per calendar year in the aggregate) shall be paid to Administrative Agent, as payment on the Advances, as provided for herein, and deposited into Administrative Agent's account at such financial institutions as Administrative Agent shall direct and instruct from time to time (any such account of Administrative Agent being the "Cash Collateral Account").

                    (i) Subject to Section 6.1.2.1(ii) and the last sentence of this Section, payments shall be paid or applied by the Administrative Agent (in each case up to the outstanding principal amount of the applicable Loan) (i) first, to reduce the Swingline Loan to zero, (ii) second, to the extent of any excess, to the Lender also acting as Administrative Agent in its capacity as a Lender and not as Administrative Agent, to reduce any LIBOR Loans and then Base Rate Loans included in the Aggregate Revolving Loan owing to the Lender acting as Administrative Agent that are not also Swingline Loans, and (iii) third, retained by Administrative Agent in the Cash Collateral Account (without any obligation to pay Borrower interest on such funds) or if the Aggregate Revolving Loan is reduced to zero and there is no Existing Default, returned to Borrower, or, if there is an Existing Default, distributed by the Administrative Agent to the other Lenders after consultation by Administrative Agent with the other Lenders including payment of cash collateral satisfactory to Administrative Agent as security for Borrower's obligation to reimburse the Letter of Credit Issuer, the Administrative Agent and the Lenders for 105% of all draws and expenses under all outstanding Letters of Credit and 100% of any unfunded Approvals. Notwithstanding the foregoing, payments, whether from a Borrower or a Vendor on the Interim Floorplan Loan and the Aggregate Floorplan Loan owing to Administrative Agent and the Lender acting as Administrative Agent shall be applied to the Interim Floorplan Loan of the Administrative Agent and the Aggregate Floorplan Loan of such Lender as it deems appropriate in its sole discretion.

                    (ii) Prior to 3:00 p.m. (Local Time) on the last Business Day of each calendar week or any other Business Day of each calendar week as may be selected by Administrative Agent (a "Settlement Date"), based on funds collected pursuant to
                    Section 6.1.2.1 as of 12:00 noon (Local Time) on the Business Day immediately preceding such Settlement Date (under all circumstances, including without limitation, during the existence of an Event of Default), each Lender shall, to the extent it does not hold its pro-rata share of the outstanding Aggregate Floorplan Loan (including, without limitation, any amounts for which an Approval has been issued, whether or not funding has occurred), Aggregate Revolving Loan, but excluding any Swingline Loan or Interim Floorplan Loan, purchase from or sell to one or more other Lenders, at par, which may occur by a funding through the Administrative Agent, that portion of its Loans as is necessary for it to thereafter hold its pro-rata share of the outstanding Aggregate Floorplan Loan, Aggregate Revolving Loan. In order that the foregoing settlement among the Lenders can be effected on each Settlement Date, the Administrative Agent shall, on or before 12:30 p.m. (Local
                    Time) on such Settlement Date, notify each Lender who shall purchase or sell a

                    Loan, or fund through the Administrative Agent, of (i) the principal amount of the Loan to be purchased or sold, (ii) the name of the Lender(s) which will be purchasing from or selling to such Lender a Loan, and (iii) if such Lender is to purchase a Loan, the name of and wire transfer instructions for the Lender(s) from which the Loan shall be purchased. On or before 3:00 p.m. (Local Time) on such Settlement Date, each such purchasing Lender shall wire transfer immediately available funds to the applicable selling Lender(s) the amount necessary to effect the settlement.

               6.1.2.2. Administrative Agent may, at any time, in its sole discretion, cause the Settlement Date to occur more frequently, including, without limitation, each Business Day of each week. Administrative Agent shall notify each Lender that a given Business Day shall be a Settlement Date by no later than 12:30 p.m. (Local Time) on the Business Day immediately preceding any such date.

               6.1.2.3. MATURITY. Borrower shall repay the entire amount of the Aggregate Revolving Loan on June 25, 2007 and Borrower shall repay the entire amount of the Swingline Loan on demand, or if no demand is made, on June 25, 2007, and plus at such time, payment of cash collateral satisfactory to Administrative Agent as security for Borrower's obligation to reimburse the Letter of Credit Issuer for 105% of all draws and expenses under all outstanding Letters of Credit. Borrower shall repay the entire amount of the Aggregate Floorplan Loan and the Interim Floorplan Loan on the date as provided in Section 3.2.7 or specified elsewhere in this Agreement or if no demand is made as set forth in Section 3.2.7 or elsewhere in this Agreement, then on June 25, 2007 (such date being, the "Floorplan Loan Maturity Date"), plus cash collateral equal to 100% of any unfunded Approvals, in which case such Approvals shall be otherwise paid in accordance with the applicable Statements of Transaction.

     6.2. SPECIAL REQUIREMENT FOR PAYMENTS ON FLOORPLAN LOANS AND INTERIM FLOORPLAN LOANS. Borrower will immediately pay Administrative Agent the principal indebtedness owed the Administrative Agent and the Lenders on each item of Collateral financed by the Lenders and Administrative Agent
     (as shown on the Statement of Transaction identifying such Collateral) under the Floorplan Loan Facility or the Interim Floorplan Loan Facility on the earliest occurrence of any of the following events: (a) when such Collateral is lost, stolen or damaged; (b) for Collateral financed under Pay-As-Sold ("PAS") terms (as shown on the Statement of Transaction identifying such Collateral), when such Collateral is sold, transferred, rented, leased, otherwise disposed of or matured; (c) in strict accordance with any curtailment schedule for such Collateral (as shown on the Statement of Transaction identifying such Collateral); (d) for Collateral financed under Scheduled Payment Program ("SPP") terms (as shown on the Statement of Transaction identifying such Collateral), in strict accordance with the installment payment schedule; and (e) when otherwise required under the terms of any financing program agreed to in writing by the Borrower and Administrative Agent. Any third party discount, rebate, subsidy, bonus or credit granted to Borrower for any Collateral will not reduce the Loan Obligations until Administrative Agent has received payment as provided in this Agreement. The Floorplan Shortfall, if any, will remain in effect, until the next determination of the Floorplan Shortfall by Administrative Agent. Borrower promises to pay all amounts owing to Administrative Agent and


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     the  Lenders  under  the  Floorplan Loan Facility and the Interim Floorplan
     Loan  Facility  as  set  forth  herein and in the Statement of Transaction.

     6.3.  PREPAYMENTS.

          6.3.1. VOLUNTARY PREPAYMENTS. Subject to the limitations in the following sentences, except for mandatory prepayments and funds received by Administrative Agent as contemplated by Section 6.1, Borrower may wholly prepay any Base Rate Loan or LIBOR Loan that is included in the Aggregate Revolving Loan, or the Swingline Loan, or prepay any Floorplan Loan or Interim Floorplan Loan, at any time and may make a partial prepayment thereon from time to time, without penalty or premium if Borrower pays any amount that is due as a consequence of the prepayment of any LIBOR Loan and as otherwise provided for in this Agreement. All such prepayments, unless otherwise expressly stated in writing by Borrower to Administrative Agent prior to the making of such prepayment, will be deemed made on the Swingline Loan until it is reduced to zero, thereafter to the Interim Floorplan Loan until it is reduced to zero, thereafter to the Aggregate Floorplan Loan until it is reduced to zero, and thereafter to the Aggregate Revolving Loan until it is reduced to zero (with, in each case, the payment of any and all penalties and premiums due hereunder in connection therewith), and will be applied by Lenders to reduce the Floorplan Loans and the Revolving Loans, as appropriate, in accordance with their respective pro-rata shares.

          6.3.2. MANDATORY PREPAYMENTS. If at any time the Aggregate Revolving Loan exceeds the Maximum Available Amount (which can be a negative number), whether as a result of optional Swingline Advance made by Administrative Agent as contemplated by Section 3.3.2, or otherwise, Borrower shall on demand make a payment in the amount of the difference to Administrative Agent for the account of Administrative Agent on the Swingline Loan and Lenders on the Aggregate Revolving Loan. Each such prepayment will be applied by Administrative Agent and Lenders first to reduce the Swingline Loan until it is reduced to zero, then to reduce the LIBOR Loans (which Borrower acknowledges may result in the payment of fees and costs) that are included in the Aggregate Revolving Loan (and consequently a ratable portion of each Lender's Revolving Loan) and then to reduce the Base Rate Loans that are included in the Aggregate Revolving Loan (and consequently a ratable portion of each Lender's Revolving Loan). In addition, on any date that the Interim Floorplan Loan plus the Aggregate Floorplan Loan exceeds the Aggregate Floorplan Loan Facility, then the Borrower shall, on such date, pay such excess to the Administrative Agent for the pro-rata benefit of the Lenders and failure to pay such excess on such date shall be an immediate Event of Default.

          6.3.3.  OTHER  MANDATORY  PREPAYMENTS.

               6.3.3.1. PROCEEDS FROM SALES OF ASSETS. If any Covered Person sells any of its assets in a single transaction or related series of transactions that are not in the ordinary course of business, Borrower shall make a payment to Administrative Agent for the benefit of the Lenders in the amount of the gross proceeds therefrom less reasonable selling expenses and the increment in federal, state and local income Taxes, if any, and applicable transfer Taxes, if any, payable as a consequence of such sale. Borrower need not make such prepayment, however, unless the net proceeds from such sale or sales exceed


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               $1,000,000  in  the  aggregate  in  any  calendar  year,  in  the aggregate  for  all  Covered  Persons.

               6.3.3.2. PROCEEDS FROM SALE OF SECURITIES OR INDEBTEDNESS. If after the Execution Date Borrower issues any equity (except equity issued in connection with a Permitted Acquisition or in connection with stock splits or dividends payable in stock) or debt securities, or warrants or options therefor, or otherwise incurs any Indebtedness other than Permitted Indebtedness, Borrower shall promptly after such sale make a payment to Administrative Agent for the benefit of the Lenders, based on each Lender's pro-rata share, to be applied to the Loan Obligations, in an aggregate amount equal to the gross proceeds therefrom less reasonable brokers' and underwriters' fees and commissions and other reasonable issuing expenses.

               6.3.3.3. INSURANCE PROCEEDS. All Insurance Proceeds shall be deposited in the Cash Collateral Account and shall be applied by Administrative Agent to the Loan Obligations. Administrative Agent is hereby authorized to participate in any proceeding for the condemnation or other taking of any of Borrower's property and Borrower from time to time will deliver to Administrative Agent all instruments reasonably requested by Administrative
               Agent  to  permit  such  participation.

Every prepayment under this Section that is required to be applied to reduce the Aggregate Revolving Loans shall be distributed by Administrative Agent to Lenders in accordance with their pro-rata shares of the Aggregate Revolving Loan Commitment and applied by Lenders to reduce their Revolving Loans in accordance with their respective pro-rata shares of the Aggregate Revolving Loan Commitment. If application to the Revolving Loans of any prepayment required under this Section reduces the Revolving Loans (and consequently the Aggregate Revolving Loan) to zero, then the remaining amount of such prepayment shall be applied by Lenders to reduce the Floorplan Loans to zero (and consequently the Aggregate Floorplan Loan).

     6.4. REIMBURSEMENT OBLIGATIONS OF BORROWER. Borrower hereby unconditionally agrees to pay immediately to the Letter of Credit Issuer on demand at the Letter of Credit Issuer's Applicable Lending Office all amounts required to pay all drafts drawn under Letters of Credit issued for the account of Borrower and all reasonable expenses incurred by Letter of Credit Issuer in connection with such Letters of Credit and in any event and without demand to remit to Letter of Credit Issuer (which may be through obtaining Advances if permitted under this Agreement) sufficient funds to pay all debts and liabilities arising under any Letter of Credit issued for the account of such Borrower. Letter of Credit Issuer, if it is not also the Administrative Agent, shall simultaneously send to Administrative Agent copies of all notices, demands and correspondence sent by Letter of Credit Issuer to Borrower relating to Letters of Credit.

     6.5.  MANNER  OF  PAYMENTS  AND  TIMING  OF  APPLICATION  OF  PAYMENTS.

          6.5.1. PAYMENT REQUIREMENT. Except as provided in Section 6.1.2.1 with respect to payments from collected funds in the Cash Collateral
          Account and unless expressly provided to the contrary elsewhere herein, Borrower shall make each payment on the Loan Obligations to Administrative Agent for the account of Lenders (based on each Lender's pro-rata share) as required under the Loan Documents at the Applicable Lending Office of the Administrative Agent on the date when due, without deduction, set-off or counterclaim (provided, however, the making of such payment shall not constitute a waiver by Borrower of counterclaims arising from the willful misconduct or


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          gross  negligence  of  Administrative  Agent or the Lenders). All such payments will be distributed by Administrative Agent to Lenders as provided in Section 17.10 for application to the Loan Obligations as provided herein.

          6.5.2. APPLICATION OF PAYMENTS AND PROCEEDS. All immediately available funds collected pursuant to Section 6.1.2.1 at or before 12:00 noon (Local Time) on a Business Day excluding a Settlement Date, will be distributed by Administrative Agent as provided in Section 6.1.2.1(i). Such funds received on a day that is not a Business Day, or if on a Business Day, after 12:00 noon (Local Time), will be deemed received on the immediately following Business Day, and distributed by Administrative Agent on a Settlement Date as provided in Section
          17.10. The amount so distributed to a Lender will be applied by such Lender to the relevant Loan Obligation on the Business Day when received. Borrower will also pay to Administrative Agent, for its own account, such fees as Administrative Agent generally charges its customers for each check returned unpaid for insufficient funds (an "NSF check") (such payment repays Administrative Agent's estimated administrative costs; it does not waive any Default or Event of Default caused by the NSF check).

          6.5.3. INTEREST CALCULATION. Interest shall begin accruing, and be owing and payable on an Advance on the day such Advance is made by a Lender to the Administrative Agent (provided, however, that interest on the Aggregate Floorplan Loan and Interim Floorplan Loan shall begin accruing on the date of the applicable invoice, as provided in the applicable Statement of Transaction). Section 6.5.2 notwithstanding, for purposes of interest calculation only, (i) a payment by check, draft or other instrument received at or before 12:00 noon (Local
          Time) on a Business Day shall be deemed to have been applied to the relevant Loan Obligation on the second following Business Day, (ii) a payment by check, draft or other instrument received on a day that is not a Business Day or after 12:00 noon (Local Time) on a Business Day shall be deemed to have been applied to the relevant Loan Obligation on the third following Business Day, (iii) a payment by ACH (Automatic Clearing House) received at or before 12:00 noon (Local Time) on a Business Day shall be deemed to have been applied to the relevant Loan Obligation on the next following Business Day, (iv) a payment by ACH received on a day that is not a Business Day or after 12:00 noon (Local Time) on a Business Day shall be deemed to have been applied to the relevant Loan Obligation on the second following Business Day, (v) a payment in cash or by wire transfer received at or before 12:00 noon (Local Time) on a Business Day shall be deemed to have been applied to the relevant Loan Obligation on the Business Day when it is received, and (vi) a payment in cash or by wire transfer received on a day that is not a Business Day or after 12:00 noon (Local Time) on a Business Day shall be deemed to have been applied to the relevant Loan
          Obligation  on  the  next  Business  Day.

     6.6. RETURNED INSTRUMENTS. If a payment is made by check, draft or other instrument and the check, draft or other instrument is returned unpaid, any application of the payment to the Loan Obligations will be reversed and will be treated as never having been made.

     6.7. COMPELLED RETURN OF PAYMENTS OR PROCEEDS. If the Administrative Agent or any Lender is for any reason compelled to surrender any payment or any proceeds of the Collateral because such payment or the application of such proceeds is for any reason invalidated, declared fraudulent, set aside, or determined to be void or voidable as a preference, an impermissible set-off, or a diversion of trust funds, then this Agreement and the Loan Obligations to which such payment or proceeds was applied or intended to be applied shall be revived as if such application


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
     was never made; and Borrower shall be liable to pay to Administrative Agent or such Lender, and shall indemnify Administrative Agent and/or such Lender for and hold Administrative Agent and/or such Lender harmless from any loss with respect to, the amount of such payment or proceeds surrendered. This Section shall be effective notwithstanding any contrary action that Administrative Agent and/or such Lender may take in reliance upon its receipt of any such payment or proceeds. Any such contrary action so taken by Administrative Agent and/or such Lender shall be without prejudice to Administrative Agent and/or such Lender's rights under this Agreement and shall be deemed to have been conditioned upon the application of such payment or proceeds having become final and indefeasible. The provisions of this Section shall survive termination of the Commitments and the indefeasible payment and satisfaction of all of the Loan Obligations.

     6.8. DUE DATES NOT ON BUSINESS DAYS. If any payment required hereunder becomes due on a date that is not a Business Day, then such due date shall be deemed automatically extended to the next Business Day.

7.   PROCEDURE  FOR  OBTAINING  ADVANCES.

     7.1. INITIAL ADVANCES. Provided that all conditions thereto hereunder are satisfied and subject to the limitations contained herein, Lenders will fund and Administrative Agent will make the initial Revolving Loan Advance, on the Effective Date as directed by Borrower in a written direction delivered to Administrative Agent. The manner of disbursement shall be subject to Administrative Agent's approval. Administrative Agent will fund the initial Interim Floorplan Loan in accordance with its policies and procedures.

     7.2. SUBSEQUENT REVOLVING LOAN ADVANCES. Borrower may request subsequent Revolving Loan Advances at any time, but not more often than once each Business Day, by submitting a request therefor to Administrative Agent as provided in Section 7.10. All requests for a Revolving Loan Advance must be submitted by Borrowing Agent. Administrative Agent may treat every request for a Revolving Loan Advance as a request for a Swingline Advance to the extent the requested amount does not exceed the Maximum Swingline Amount and as a request for a Revolving Loan Advance in the amount of the excess. Every request for an Revolving Loan Advance shall be irrevocable. A request for a Revolving Loan Advance received by Administrative Agent on a day that is not a Business Day or that is received by Administrative Agent after 11:00 a.m. (Local Time) on a Business Day shall be treated as having been received by Administrative Agent at 11:00 a.m. (Local Time) on the next Business Day.

     7.3. SUBSEQUENT FLOORPLAN LOAN ADVANCES. Administrative Agent may treat every request for a Floorplan Loan Advance as a request for an Interim Floorplan Loan Advance to the extent the requested amount does not exceed the Floorplan Loan Facility (when added to the Aggregate Floorplan Loan and the Interim Floorplan Loan and all unfunded Approvals) and as a request for a Floorplan Loan Advance in the amount of the excess.

          7.3.1. REPAYMENT OF THE SWINGLINE LOAN AND THE INTERIM FLOORPLAN LOAN.

               7.3.1.1. Administrative Agent may in its absolute discretion on any Business Day give notice to Lenders of the amount of the Swingline Loan and/or Interim Floorplan Loan after application of all payments to be applied thereto as provided elsewhere herein. Such notice shall be given no later than 1:00 p.m. (Local Time) and may include a demand that the Swingline Loan and/or the Interim Floorplan Loan be fully paid. If Administrative Agent demands that the Swingline Loan and/or the Interim Floorplan Loan be fully


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
               paid, then prior to 3:00 p.m. (Local Time) on such date, Lenders shall remit funds to Administrative Agent sufficient to reduce the Swingline Loan and/or the Interim Floorplan Loan to zero. The aggregate of such remittances shall be treated as a Revolving Loan Advance and the Aggregate Revolving Loan increased accordingly (in the case of payments on the Swingline Loan) and as a Floorplan Loan Advance and the Aggregate Floorplan Loan increased accordingly (in the case of payments on the Interim Floorplan Loan).

               7.3.1.2. If for any reason, including the commencement of a proceeding in bankruptcy with respect to any Borrower, remittances by Lenders as provided above cannot be made on the date otherwise required above, then each Lender shall be deemed automatically to have purchased from Administrative Agent as of such date an undivided interest and participation in the Swingline Loan and the Interim Floorplan Loan equal to such Lender's pro-rata share, so as to cause such Lender to share in the Swingline Loan and the Interim Floorplan Loan in accordance with its pro-rata share. Each Lender shall remit its pro-rata share of the Swingline Loan and the Interim Floorplan Loan to Administrative Agent promptly on demand. All interest payable with respect to such Lender's pro-rata share of the Swingline Loan and the Interim Floorplan Loan shall be for the account of Administrative Agent to the date such remittance is made, and shall be for the account of and remitted by Administrative Agent to such Lender (except in the case of the Floorplan Loan, at the rate designated in Section 4.4 with respect to GECDF and the other Lenders) as a participant from such date. Further, until such remittance is made, such Lender shall pay to Administrative Agent, on demand, interest on such Lender's pro-rata share of the Swingline Loan and the Floorplan Loan at the Federal Funds Rate, and such Lender shall be subject to the restrictions contained in
               Section  7.5.

          7.3.2. ADMINISTRATIVE AGENT'S RIGHT TO MAKE OTHER CERTAIN ADVANCES.

               7.3.2.1. PAYMENT OF LOAN OBLIGATIONS. Administrative Agent shall have the right to make Revolving Loan Advances at any time and from time to time to cause timely payment of any of the Loan Obligations, including without limitation, to pay interest on the Swingline Loan, the Interim Floorplan Loan, the Aggregate Floorplan Loan, and the Aggregate Revolving Loan, and to pay the Unused Fee and any other fees owing to the Lenders or the Administrative Agent; provided, however, with respect to third party fees, if there is no Existing Default, Administrative Agent shall use its reasonable efforts to give prior notice to the Borrower of the payment of any such fees from an Advance (but shall have no liability for its failure to notify Borrower, and any such failure shall not give rise to a claim or cause of action by Borrower against Administrative Agent or any Lender). If there is no Existing Default, Administrative Agent shall use reasonable efforts to notify Borrower (but shall have no liability for its failure to notify Borrower and such failure shall not give rise to a claim or cause of action by Borrower against Administrative Agent or any Lender) on the day it makes an to pay any interest owing hereunder or the Unused Fee. Administrative Agent may select the Advance Date for any such Advance, but such Advance Date may only be a Business Day. Administrative Agent will give notice to Borrower after any such Advance is made.


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
               7.3.2.2. PAYMENTS TO OTHER CREDITORS. If Administrative Agent becomes obligated to reimburse or pay to any creditor of Borrower any amount in order to (i) obtain a release of such creditor's Security Interest in any of the Collateral, other than Permitted Security Interests, or (ii) otherwise satisfy an Obligation of Borrower to such creditor to the extent not indefeasibly satisfied by the initial Advances, then Administrative Agent shall have the right (but shall have no obligation) to make Advances for that purpose. Administrative Agent may select the Advance Date for any such Advance, but such Advance Date may only be a Business Day. Administrative Agent will give notice to Borrower after any such Advance is made.

     7.4.  FUNDINGS.

          7.4.1. ADVANCES. Not later than 1:00 p.m. (Local Time) on each Advance Date for a Floorplan Loan Advance, and/or a Revolving Loan Advance, Administrative Agent shall promptly notify each Lender of the amount of the Floorplan Loan Advance or the Revolving Loan Advance to be made on that Advance Date. Each Lender shall make immediately available to Administrative Agent by 3:00 p.m. (Local Time) on the Advance Date funds consisting solely of Dollars in the amount of its pro-rata share of such Floorplan Loan Advance, or Revolving Loan Advance, rounded to the nearest penny, in accordance with such remittance instructions as may be given by Administrative Agent to Lenders from time to time.

          7.4.2. DRAWS ON LETTERS OF CREDIT. If a draw is made on a Letter of Credit and Borrower does not reimburse the amount of such draw in full to Letter of Credit Issuer immediately on demand, Letter of Credit Issuer shall promptly notify Administrative Agent (if Administrative Agent and the Letter of Credit Issuer are not the same Person) of such failure. Upon Administrative Agent's receipt of such notice from Letter of Credit Issuer, Administrative Agent may notify each Lender thereof and shall have the right to cause a Revolving Loan Advance to be made, regardless whether such Revolving Loan Advance would result in the Aggregate Revolving Loan exceeding the Maximum Available Amount or regardless as to whether an Event of Default exists, by notifying each Lender of the draw, the amount of the Revolving Loan Advance required to fund reimbursement of such draw, and the amount of such Lender's ratable share of such Revolving Loan Advance. The Advance Date and time for such Revolving Loan Advance shall not be later than 3:00 p.m. (Local Time) on the first Business Day following Administrative Agent's delivery of such notice to Lenders. By no later than such Advance Date and time, each Lender shall make immediately available to Administrative Agent funds consisting solely of Dollars in the amount of its pro-rata share of such Revolving Loan Advance, rounded to the nearest penny, in accordance with such remittance instructions as may be given by Administrative Agent to each Lender from time to time.

          7.4.3. ALL FUNDINGS RATABLE. All fundings of Advances (other than Swingline Advances and Interim Floorplan Loan Advances) shall be made by Lenders as provided herein in accordance with their pro-rata shares of the respective Aggregate Commitments, as applicable. Except as otherwise expressly provided herein, a Lender shall not be obligated to fund Revolving Loan Advances plus such Lender's pro-rata share of the Letter of Credit Exposure that would result in such Lender's Revolving Loan exceeding its Revolving Loan Commitment, fund Floorplan Loan Advances that would result in its


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          Floorplan  Loan  exceeding  its  Floorplan  Loan  Facility,  or  make available  any  more  than  its  pro-rata  share  of  any  Advance.

     7.5.  ADMINISTRATIVE  AGENT'S  AVAILABILITY  ASSUMPTION.

          7.5.1. Unless Administrative Agent has been given written notice by a Lender prior to an Advance Date that such Lender does not intend to make immediately available to Administrative Agent such Lender's pro-rata share of the Advance which Administrative Agent may be obligated to make on the Advance Date, including, without limitation, any Advance that may be made based on the issuance of an Approval Administrative Agent may assume that such Lender has made the required amount available to Administrative Agent on the Advance Date and Administrative Agent may, in reliance upon such assumption, make available to Borrower a corresponding amount. Failure of any Lender to pay its pro-rata share of the Swingline Loan, any Floorplan Loan
          (whether based on the issuance of an Approval or otherwise), the Interim Floorplan Loan (whether based on the issuance of an Approval or otherwise), or any Revolving Loan or any other amount owing hereunder by a Lender upon demand shall make such Lender a "Defaulting Lender". If such corresponding amount is not in fact made immediately available to Administrative Agent by such Defaulting Lender on the Advance Date, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Defaulting Lender. If such Defaulting Lender does not pay such corresponding amount immediately upon Administrative Agent's demand therefor, then Administrative Agent shall promptly notify Borrower and the other Lenders and Borrower shall pay such corresponding amount to Administrative Agent within one
          (1) Business Day. Administrative Agent shall also be entitled to recover, either from such Defaulting Lender or Borrower, interest on such corresponding amount for each day from the date such corresponding amount was made available by Administrative Agent to Borrower to the date such corresponding amount is recovered by Administrative Agent, at a rate per annum equal to (i) if paid by such Lender, the cost to Administrative Agent of funding such amount at the Federal Funds Rate, or (ii) if paid by Borrower, the applicable rate for the Advance in question determined from the request therefor. Each Lender shall be obligated only to fund its pro-rata share of an Advance subject to the terms and conditions hereof, regardless of the failure of another Lender to fund its pro-rata share thereof.

          7.5.2. Each remittance or payment or Advance required to be made by a Lender shall be made in accordance with its pro-rata share and shall be made notwithstanding that (i) the amount of the aggregate of such remittances by Lenders may not be in the minimum amount for Revolving Loan Advances, or Floorplan Loan Advances or otherwise required hereunder, (ii) any conditions to Advances in Section 10 may not be then satisfied, (iii) there is an Existing Default, (iv) the aggregate amount of such remittances by Lenders would result in the Aggregate Revolving Loan exceeding the Maximum Available Amount or the aggregate amount of such remittances by Lenders would result in the Aggregate Floorplan Loan plus the Interim Floorplan Loan exceeding the value of the Collateral advanced against thereunder or the Aggregate Floorplan Loan Facility, or (v) such remittances by Lenders may be made after the Revolving Loan Maturity Date or the Floorplan Loan Maturity Date, as the case may be; provided, however, that in no event shall any Lender be required to make any such remittance that would result in the sum of the Revolving Loan of such Lender plus such Lender's pro-rata share of the Letter of Credit Exposure exceeding such Lender's Revolving Loan


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
          Commitment, or the Floorplan Loan of such Lender exceeding such Lender's Floorplan Loan Facility.

          7.5.3. In addition, with respect to any Defaulting Lender, until a payment or Advance is paid to Administrative Agent (with interest at described above), (i) such Defaulting Lender shall permit the Administrative Agent the unconditional and irrevocable right of setoff against any amounts (including, without limitation, payments of principal, interest, and fees, as well as indemnity payments) received by Administrative Agent hereunder for the benefit of any such Defaulting Lender, and (ii) if such failure to pay shall continue for a period of three Business Days, result in any such Defaulting Lender forfeiting any right to vote on any matter that the Required Lenders or all Lenders are permitted to vote for hereunder (and the calculation of Required Lenders shall exclude such Defaulting Lender's interest in the Lenders' Exposure); provided, however, once such a failure is cured, then such Lender shall, subsequent thereto, have all rights hereunder; provided, further, however, if any Lender shall fail to make such a payment within the three Business Day period specified in clause (ii) above (other than by reason of events beyond the reasonable control of such Lender) three or more times during the term hereof, such Lender shall permanently forfeit its right to vote hereunder (and the calculation of Required Lenders shall exclude such Defaulting Lender's interest in the Lenders' Exposure).

     7.6. LETTERS OF CREDIT. Borrower may request the issuance of a Letter of Credit by submitting an issuance request to Letter of Credit Issuer and also Administrative Agent (if Administrative Agent and the Letter of Credit Issuer are not the same Person) and executing the reimbursement agreement required under Section 7.11 no less than five Business Days prior to the requested issue date for such Letter of Credit.

     7.7. DISBURSEMENT. Provided that all conditions precedent herein to a requested Advance or, if applicable, a Swingline Advance or Interim Floorplan Loan Advance, have been satisfied, Administrative Agent will make the amount of such requested Advance available to Borrower or in the case of an Interim Floorplan Loan Advance or a Floorplan Loan Advance to the appropriate Vendor, on the applicable Advance Date in immediately available funds in Dollars at the Applicable Lending Office.

     7.8. RESTRICTIONS ON ADVANCES. No more than one Revolving Loan Advance and no more than one Swingline Advance will be made on any one day pursuant to a request for a Revolving Loan Advance. Advances will only be made for the purposes permitted in Section 13.1.

     7.9. EACH ADVANCE REQUEST AND REQUEST FOR LETTER OF CREDIT A CERTIFICATION. Each submittal of a request for an Advance and each submittal of a request for the issuance of a Letter of Credit by a Borrowing Officer shall constitute a certification by Borrower that (i) there is no Existing
     Default, (ii) all conditions precedent hereunder to the making of the requested Advance have been satisfied, and (iii) the Representations and Warranties are then true, with such exceptions as have been disclosed to Lenders in writing by Borrower or any Guarantor making such Representations and Warranties from time to time and are satisfactory to the Required Lenders, and will be true on the Advance Date, as applicable, as if then made with such exceptions.

     7.10.  REQUIREMENTS  FOR  EVERY  ADVANCE  REQUEST.  Subject to the terms of
     Section 10 and the other provisions of this Agreement, with regards to Swingline Loans, and Revolving Loan Advances, only a request (which shall be in writing in the form attached hereto as Exhibit 7.10 and mailed, personally delivered or telecopied as provided in Section 20.1) from a Borrowing


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
     Officer of Borrowing Agent to Administrative Agent that specifies the amount of the Advance to be made, the Advance Date for the requested Advance shall be treated as a request for an Advance. No Advance Date for any requested Advance may be other than a Business Day. With regards to Swingline Loans and Revolving Loan Advances, a request for an Advance must be given prior to 11:00 a.m., Local Time, on the Advance Date for such Advance. Subject to the terms of Section 10 and the other provisions of this Agreement, Floorplan Loan Advances and Interim Floorplan Loan Advances will be funded in accordance with Administrative Agent's procedures.

     7.11. REQUIREMENTS FOR EVERY LETTER OF CREDIT REQUEST. Only a written request (which may be mailed, personally delivered or telecopied as provided in this Agreement) from a Borrowing Officer to Letter of Credit Issuer and Administrative Agent (if Administrative Agent and the Letter of Credit Issuer are not the same Person) or an electronic initiation over an online service provided by Letter of Credit Issuer (with a written copy to Administrative Agent if Administrative Agent and the Letter of Credit Issuer are not the same Person) that specifies the amount, requested issue date (which shall be a Business Day and in no event later than thirty days before the effective date of termination of the Aggregate Revolving Loan Commitment) and beneficiary of the requested Letter of Credit and other information necessary for its issuance shall be treated as a request for issuance of a Letter of Credit together with such Letter of Credit applications and reimbursement agreements as the Letter of Credit Issuer may reasonably request.

     7.12. EXONERATION OF ADMINISTRATIVE AGENT AND LENDERS. Neither Administrative Agent nor any Lender shall incur any liability to Borrower for treating a request that meets the express requirements of Sections 7.10, 7.10, and 7.11 as a request for an Advance or as a request for the issuance of a Letter of Credit, as applicable, Letter of Credit Issuer and Administrative Agent (if Administrative Agent and the Letter of Credit Issuer are not the same Person), as the case may be, believes in good faith that the Person making the request is a Borrowing Officer of Borrowing Agent. Neither Administrative Agent nor any Lender shall incur any liability to Borrower for failing to treat any such request as a request for an Advance or the issuance of a Letter of Credit, as applicable, the Letter of Credit Issuer or Administrative Agent (if Administrative Agent and the Letter of Credit Issuer are not the same Person) believes in good faith that the Person making the request is not a Borrowing Officer of Borrowing Agent.

8. SECURITY. As security for the payment and performance of the Loan Obligations, and also as security for the payment and performance of all Obligations to Administrative Agent, Borrower shall on the Execution Date and from time to time thereafter execute and deliver, or cause to be executed and delivered, to Administrative Agent such security agreements, mortgages and other security documents as they relate to the Collateral as reasonably requested by Administrative Agent from time to time, including, without limitation, the following documents, each in form and substance satisfactory to Administrative Agent and the Required Lenders:

     8.1. LANDLORD CONSENTS. With respect to any real property leased (whether pursuant to a lease, bailment or otherwise) by Borrower or any other Covered Person, whether on, prior to or after the Effective Date, Borrower shall cause to be delivered to Administrative Agent such landlord consents and/or warehousemen's letters and nondisturbance and attornment agreements as Administrative Agent shall reasonably request.

     8.2. MORTGAGEE CONSENT AGREEMENTS. With respect to any real property owned by Borrower or any other Covered Person, whether on, prior to or after the Effective Date if there shall be a mortgagee or other lienholder with respect to such real property, Borrower shall cause to be delivered to Administrative Agent such consents and nondisturbance and attornment agreements from each such mortgagee or lienholder as Administrative Agent shall reasonably request.

     8.3. SECURITY AGREEMENTS. Security agreements granting to Administrative Agent for the benefit of Lenders a first priority Security Interest under the UCC in all of the Goods, Equipment, Accounts, Inventory, Instruments, Documents, Chattel Paper, General Intangibles and other personal property of Borrower, any other Covered Person and every Subsidiary of Borrower or any other Covered Person, whether now owned or hereafter acquired, and all proceeds thereof, subject only to Permitted Security Interests affecting such property (each being a , "Security Agreement").

     8.4. COLLATERAL ASSIGNMENTS. Each of the following collateral assignments from Borrower or any other Covered Person, each subject to no other Security Interests except Permitted Security Interests affecting the item assigned:

          8.4.1. BLOCKED ACCOUNT AND LOCKBOX ASSIGNMENTS. Assignments assigning to Administrative Agent for the benefit of Lenders all of Borrower's or such other Covered Person's rights and interest in all Blocked Accounts and Lockboxes.

          8.4.2. INTELLECTUAL PROPERTY ASSIGNMENTS. Assignments assigning to Administrative Agent for the benefit of Lenders all of Borrower's or such other Covered Person's rights and interest in all Intellectual Property.

          8.4.3. ACQUISITION DOCUMENTS ASSIGNMENT. Assignments assigning to Administrative Agent for the benefit of Lenders all of Borrower's or such other Covered Person's rights and interest in all Acquisition Documents.

9. POWER OF ATTORNEY. Each Borrower hereby authorizes (and shall cause each other Covered Person to do the same) Administrative Agent and irrevocably appoints Administrative Agent (acting by any of its officers) as such Borrower's agent and attorney-in-fact (which appointment is coupled with an interest and is therefore irrevocable) to do any of the following until all of the Loan Obligations are fully and indefeasibly paid and satisfied in cash, the expiration or termination of all Letters of Credit and reduction of the Letter of Credit Exposure to zero, the Commitments are terminated, and the Administrative Agent and the Lenders have no other commitment to extend credit or make advances to or for the account of Borrower:

     9.1. At any time while there is an Existing Default, (i) demand payment of any Account; (ii) enforce payment of any Account by legal proceedings or otherwise; (iii) exercise all of such Borrower's rights and remedies in proceedings brought to collect any Account; (iv) sell or assign any Account upon such terms, for such amount and at such time or times as Administrative Agent deems advisable; (v) settle, adjust, compromise, extend or renew any Account; (vi) discharge and release any Account; (vii) prepare, file and sign such Borrower's name on any proof of claim in bankruptcy or other similar documents against an Account Debtor; (viii) notify the postal authorities of any change of the address for delivery of such Borrower's mail to any address designated by Administrative Agent and open and process all mail addressed to such Borrower; (ix) endorse such Borrower's name on any verification of Accounts and notices thereof to Account Debtors; (x) make one or more Revolving Loan Advances, or Floorplan Loan Advances to pay the costs and expenses of any of the foregoing; and
     (xi) do anything that Administrative Agent deems necessary in its reasonable discretion to assure that the Loan Obligations are fully and indefeasibly paid and satisfied in cash and that Borrower complies with each covenant and agreement contained herein and in the other Loan Documents.


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
     9.2. At any time, (i) take control in any manner of any item of payment or proceeds of any Account; (ii) have access to any lockbox or postal box into which such Borrower's mail is deposited; (iii) endorse such Borrower's name upon any items of payment and deposit the same in the Cash Collateral Account and apply the proceeds thereof to the Loan Obligations as provided herein; (iv) endorse such Borrower's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Account or other item of the Collateral; and (v) execute in such Borrower's name and on such Borrower's behalf any financing statement or amendments thereto, or such mortgages, deeds of trust or other security documents deemed necessary or appropriate by Administrative Agent to assure the perfection or continued perfection of Administrative Agent's Security Interests in the Collateral for the benefit of Lenders.

The foregoing power of attorney and authorization shall be deemed irrevocable, but shall be automatically revoked only upon the full and indefeasible payment in cash of all of the Loan Obligations, there are no Letters of Credit outstanding and the Letter of Credit Exposure is irreversibly zero, the termination of the Commitments, and the Administrative Agent and the Lenders have no other commitment to extend credit or make advances to or for the account of Borrower.

10.  CONDITIONS  OF  LENDING.

     10.1. CONDITIONS TO ADVANCE. Lenders will have no obligation to fund the initial Revolving Loan Advance, or the initial Floorplan Loan Advance or any subsequent Revolving Loan Advance, or Floorplan Loan Advance unless:

          10.1.1. LISTED DOCUMENTS AND OTHER ITEMS. Administrative Agent shall have received on or before the Effective Date all of the documents and other items listed or described in Exhibit 10.1.1 hereto, with each being satisfactory to Lenders and (as applicable) duly executed and (also as applicable) sealed, attested, acknowledged, certified, or authenticated.

          10.1.2. FINANCIAL CONDITION. Lenders shall have determined to their satisfaction that the financial statements of Borrower for the periods ended April 5, 2004 (the "Initial Financial Statements"), and the projections of Borrower's financial condition, results of operations, and cash flow statements of Borrower for the period ending as of April 5, 2005, as furnished to Administrative Agent and other information furnished to Administrative Agent by Borrower (i) for the periods ended on or before the Effective Date, fairly and accurately reflect the business and financial condition of Borrower, its cash flows and the results of its operations for such periods in accordance with GAAP, and (ii) for the periods that will end after the Effective Date, fairly and accurately forecast the business and financial condition of Borrower, its cash flows, and the results of its operations for such periods in accordance with GAAP.

          10.1.3. INTERCREDITOR AGREEMENTS. The Other Creditor Indebtedness Documents shall be executed and in form and substance satisfactory to Administrative Agent and the Required Lenders, and each Intercreditor Agreement shall be in form and substance satisfactory to Administrative Agent and the Required Lenders and shall have been executed and shall remain in effect.

          10.1.4. DEFAULT. There shall be no Existing Default and no Default or Event of Default will occur as a result of such Advance being requested or made or the application of the proceeds thereof.


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
          10.1.5.  PERFECTION  OF  SECURITY  INTERESTS.

          Every Security Interest required to be granted by Borrower to Administrative Agent under Section 8 shall have been perfected and shall be, except for Permitted Security Interests, as otherwise satisfactory to Lenders, a first priority Security Interest.

          10.1.6. REPRESENTATIONS AND WARRANTIES. The Representations and Warranties shall be true and correct.

          10.1.7. MATERIAL ADVERSE CHANGE. Since the date of the Initial Financial Statements delivered to Administrative Agent for the period ending April 5, 2004, there shall not have been any change which has or is reasonably likely to have a Material Adverse Effect on any Covered Person.

          10.1.8. PENDING MATERIAL PROCEEDINGS. There shall be no pending Material Proceedings.

          10.1.9. PAYMENT OF FEES. Borrower shall have paid and reimbursed to Administrative Agent and the Lenders all fees, costs and expenses that are payable or reimbursable to Administrative Agent and the Lenders hereunder on or before the Effective Date.

          10.1.10. TAX RETURNS. Administrative Agent shall have received the consolidated annual federal tax returns and filings of Borrower for the past three fiscal years (except for tax returns which (i) Borrower is not yet required to have filed and (ii) have not yet been filed), and be satisfied with the content thereof.

          10.1.11. OTHER ITEMS. Administrative Agent shall have received such other consents, approvals, opinions, certificates, documents or information as it reasonably deems necessary or shall have issued an Approval as necessary.

     10.2. CONDITIONS TO SUBSEQUENT ADVANCES. Lenders will have no obligation to fund any Advance after the initial Revolving Loan Advance and the initial Floorplan Loan Advance, unless:

          10.2.1. GENERAL CONDITIONS. All of the conditions to the initial Advances in Section 10.1 (except the condition in Section 10.1.6) shall have been and shall remain satisfied.

          10.2.2. REPRESENTATIONS AND WARRANTIES. The Representations and Warranties are then true, with such exceptions as have been disclosed to Lenders in writing by Borrower or each Guarantor from time to time and are satisfactory to Lenders, and will be true as of the time of such Advance, as if then made with such exceptions.

          10.2.3. APPROVALS. With regards to a Floorplan Loan Advance or Interim Floorplan Loan Advance, an Approval has been issued by Administrative Agent.

          10.2.4. DEFAULT. There shall be no Existing Default and no Default or Event of Default will occur as a result of such Advance being requested or made or the application of the proceeds thereof.

     10.3. CONDITIONS TO ISSUANCE OF LETTERS OF CREDIT. As conditions precedent to the issuance of any Letter of Credit:


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
          10.3.1. LETTER OF CREDIT APPLICATION/REIMBURSEMENT AGREEMENT. Borrower shall have executed and delivered to Letter of Credit Issuer a letter of credit application/reimbursement agreement satisfactory to Letter of Credit Issuer and Administrative Agent (if Administrative and the Letter of Credit Issuer are not the same Person) under which Borrower further evidences its obligation to reimburse to Letter of Credit Issuer on demand the amount of each draw on such Letter of Credit as provided in Section 6.4, together with interest from the date of the draw at the rate provided in Section 4.2 and (without duplication) all reasonable expenses incurred by Letter of Credit Issuer in connection with such Letter of Credit.

          10.3.2. NO PROHIBITIONS. No order, judgment or decree of any Governmental Authority shall exist which purports by its terms to enjoin or restrain Letter of Credit Issuer, Administrative Agent, or any other Lender from issuing such Letter of Credit, and no Law or request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over Letter of Credit Issuer, Administrative Agent, or any other Lender shall exist which prohibits, or requests that Letter of Credit Issuer, Administrative Agent, or any other Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular, or imposes upon Letter of Credit Issuer, Administrative Agent, or any other Lender with respect to such Letter of Credit any restriction or reserve or capital requirement (for which Letter of Credit Issuer or any other Lender is not otherwise compensable by Borrower hereunder).

          10.3.3.  REPRESENTATIONS  AND  WARRANTIES.  The  Representations  and
          Warranties are then true and correct, and as of the time of the issuance of such Letter of Credit will be true and correct.

          10.3.4. NO MATERIAL PROCEEDINGS. No Material Proceedings are pending or, to the best knowledge of Borrower, threatened, against Borrower or any Covered Person.

          10.3.5. NO DEFAULT. No Event of Default and no Default has occurred and is continuing or Event of Default is reasonably likely to occur as a result of such Letter of Credit being issued or a draw thereon being made or paid.

          10.3.6. OTHER CONDITIONS. All of the conditions to the initial Advances in Section 10.1 (except the conditions in Section 10.1.6) shall have been and shall remain satisfied.

11. REPRESENTATIONS AND WARRANTIES. Except as otherwise described in the Disclosure Schedule attached hereto as Exhibit 11, Borrower represents and warrants to Administrative Agent, Lenders and the Letter of Credit Issuer, as follows:

     11.1. ORGANIZATION AND EXISTENCE. Each Covered Person is duly organized and existing in good standing under the Laws of the state of its organization and is duly qualified to do business and is in good standing in every state where the nature or extent of its business or properties require it to be qualified to do business, except where the failure to so qualify will not have a Material Adverse Effect on any Covered Person. Each Covered Person has the power and authority to own its properties and carry on its business as now being conducted. The full and exact legal name of each Covered Person and state of organization and formation of such Covered Person is set forth on section 11.1 of the Disclosure Schedule, as updated from time to time as permitted herein.

     11.2. AUTHORIZATION. Each Covered Person is duly authorized to execute and perform every Loan Document to which such Covered Person is a party, and Borrower is duly authorized to


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
     borrow hereunder, and this Agreement and the other Loan Documents have been duly authorized by all requisite corporate action (or in the case of Covered Persons which are not corporations, other organizational action) of each Covered Person. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with any Covered Person's execution, delivery or performance of this Agreement and the other Loan Documents to which it is a party, except for those already duly obtained.

     11.3. DUE EXECUTION. Every Loan Document to which a Covered Person is a party has been executed on behalf of such Covered Person by a Person duly authorized to do so.

     11.4. ENFORCEABILITY OF OBLIGATIONS. Each of the Loan Documents to which a Covered Person is a party constitutes the legal, valid and binding obligation of such Covered Person, enforceable against such Covered Person in accordance with its terms, except to the extent that the enforceability thereof against such Covered Person may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors' rights generally or by equitable principles of general application.

     11.5. BURDENSOME OBLIGATIONS. No Covered Person is a party to or bound by any Contract or is subject to any provision in the Charter Documents of such Covered Person which would, if performed by such Covered Person, result in a Default or Event of Default either immediately or upon the elapsing of time.

     11.6. LEGAL RESTRAINTS. The execution and performance of any Loan Document by a Covered Person does not and will not violate or constitute a default under the Charter Documents of such Covered Person, any Material Agreement of such Covered Person, or any Material Law, and does not and will not, except as expressly contemplated or permitted in this Agreement, result in any Security Interest being imposed on any of such Covered Person's property.

     11.7. LABOR CONTRACTS AND DISPUTES. There is no collective bargaining agreement or other labor contract covering employees of a Covered Person.
     No union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of a Covered Person. There is no pending or, to Borrower's knowledge, threatened, strike, work stoppage or other material labor dispute against or affecting any Covered Person or its employees, which has or could reasonably likely to have a Material Adverse Effect.

     11.8. NO MATERIAL PROCEEDINGS. There are no Material Proceedings pending or, to the best knowledge of Borrower, threatened.

     11.9. MATERIAL LICENSES. All Material Licenses have been obtained or exist for each Covered Person.

     11.10. COMPLIANCE WITH MATERIAL LAWS. Each Covered Person is in compliance with all Material Laws. Without limiting the generality of the foregoing:

          11.10.1. GENERAL COMPLIANCE WITH ENVIRONMENTAL LAWS. The operations of every Covered Person comply with all applicable Environmental Laws except where the failure to be in compliance would not reasonably be likely to give rise to a Material Adverse Effect.

          11.10.2. PROCEEDINGS. None of the operations of any Covered Person are the subject of any judicial or administrative complaint, order or proceeding alleging the violation of any


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          applicable Environmental Laws which would reasonably be likely to give rise  to  a  Material  Adverse  Effect.

          11.10.3. INVESTIGATIONS REGARDING HAZARDOUS MATERIALS. None of the operations of any Covered Person are the subject of investigation by any Governmental Authority regarding the improper transportation, storage, disposal, generation or release into the environment of any Hazardous Material, the results of which have or are reasonably likely to have a Material Adverse Effect on such Covered Person, or reduce materially the value of the Collateral.

          11.10.4. NOTICES AND REPORTS REGARDING HAZARDOUS MATERIALS. No notice or report under any Environmental Law indicating a past or present spill or release into the environment of any Hazardous Material has been filed within the four years ending on the Execution Date, or is required to be filed, by any Covered Person.

          11.10.5. HAZARDOUS MATERIALS ON REAL PROPERTY. No Covered Person has at any time, and to Borrower's knowledge, no other Person has at any time during any Covered Person's occupancy of such real property, transported, stored, disposed of, generated or released any Hazardous Material on the surface, below the surface, or within the boundaries of any real property owned or operated by such Covered Person or any improvements thereon in violation of applicable Law. No property of any Covered Person is subject to a Security Interest in favor of any Governmental Authority for any liability under any Environmental Law or damages arising from or costs incurred by such Governmental Authority in response to a spill or release of Hazardous Material into the environment.

          11.10.6. ENVIRONMENTAL PROPERTY TRANSFER ACTS. No environmental property transfer acts are applicable to the transactions contemplated by this Agreement and each Covered Person has provided all notices and obtained all necessary environmental permit transfers and consents, if any, required in order to consummate the transactions contemplated by this Agreement or the Acquisition Documents, to perfect Administrative Agent's Security Interests for the benefit of Lenders and to operate such Covered Person's business as presently or proposed to be operated.

     11.11. OTHER NAMES. Except as disclosed in writing to the Administrative Agent from time to time with no less than thirty (30) days prior written notice to Administrative Agent (unless Administrative Agent agrees in writing to a shorter period) (i) no Covered Person has used any name other than the full name which identifies such Covered Person in this Agreement, and (ii) the only trade name or style under which a Covered Person sells Inventory or creates Accounts, or to which instruments in payment of Accounts are made payable, is the name which identifies such Covered Person in this Agreement.

     11.12. PRIOR TRANSACTIONS. Since January 1, 1998, no Covered Person has been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property outside of the ordinary course of business.

     11.13. CAPITALIZATION. Each Covered Person's authorized capital stock, partnership interests and membership interests and issued and outstanding capital stock, partnership interests and membership interests is as described in section 11.13 of the Disclosure Schedule; provided, however, Borrower shall update the Disclosure Schedule with respect to a new Subsidiary created in connection with a Permitted Acquisition or a Subsidiary created incident to the reorganization of a Subsidiary acquired in connection with a Permitted Acquisition or any other newly-created


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     Subsidiary  (in  each  case,  without  the  necessity of obtaining Required
     Lender consent but with obtaining the prior written consent of the Administrative Agent) and Borrower shall comply with the terms of Section
     14.20 hereof); and all issued and outstanding shares, partnership interests and membership interests of each Covered Person are validly issued and outstanding, fully paid and non-assessable, and are owned beneficially and of record by the Persons listed.

     11.14. SOLVENCY. Each Borrower is Solvent prior to and after giving effect to, the making of each Advance and after giving effect to the contribution provisions of Section 16.3.9.

     11.15. PROJECTIONS. The projections of Borrower's financial condition, results of operations, and cash flow for the period through January 5, 2005, a copy of which have been delivered to Administrative Agent, represent Borrower's good faith best estimate of Borrower's future financial performance for the periods set forth therein. Such projections have been prepared on the basis of the assumptions set forth therein, which Borrower believes are fair and reasonable in light of current and reasonably foreseeable business conditions.

     11.16. FINANCIAL STATEMENTS. The Financial Statements are complete and correct in all material respects, have been prepared in accordance with GAAP, and fairly reflect the financial condition, results of operations and cash flows of the Persons covered thereby as of the dates and for the periods stated therein.

     11.17. NO CHANGE IN CONDITION. Since the date of the Financial Statements delivered to Lenders as required herein, there has been no change which has or is reasonably likely to have a Material Adverse Effect.

     11.18. NO DEFAULTS. No Covered Person has breached or violated or has defaulted under any Material Agreement, or has defaulted with respect to any Material Obligation of such Covered Person. No Default has occurred which is continuing and no Event of Default has occurred and is continuing.

     11.19. INVESTMENTS. No Covered Person has any Investments in other Persons except Permitted Investments.

     11.20. INDEBTEDNESS. No Covered Person has any Indebtedness except existing Permitted Indebtedness.

     11.21. INDIRECT OBLIGATIONS. No Covered Person has any Indirect Obligations except existing Permitted Indirect Obligations.

     11.22. ENCUMBRANCES. None of the real property purported to be owned by a Covered Person is subject to any Encumbrances except Permitted Encumbrances.

     11.23. OPERATING LEASES. No Covered Person has an interest as lessee under any Operating Leases other than Operating Leases entered into in the ordinary course of business and on an arm's-length basis, which in the aggregate do not have a monthly rental payment in excess of $1,000,000.

     11.24. CAPITAL LEASES. No Covered Person has an interest as a lessee under any Capital Leases other than Capital Leases that are Permitted Indebtedness.

     11.25. OTHER CREDITOR INDEBTEDNESS; INTERCREDITOR DOCUMENTS; SUBORDINATED INDEBTEDNESS. There is no breach or default with respect to the Other Creditor Indebtedness, and


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
     the Other Creditor Indebtedness has been incurred in accordance with the terms of this Agreement. There is no breach or default by or attributable to a Covered Person of any obligation set forth in any Intercreditor Agreement or any Other Creditor Indebtedness Document. There is no breach or default with respect to the Subordinated Indebtedness, and the Subordinated Indebtedness has been incurred in accordance with the terms of this Agreement. There is no breach or default by or attributable to any holder of the Subordinated Indebtedness under the Subordination Agreement.

     11.26. TAX LIABILITIES; GOVERNMENTAL CHARGES. Each Covered Person has filed or caused to be filed all tax reports and returns required to be filed by it with any Governmental Authority, except where extensions have been properly obtained. Each Covered Person has paid or made adequate provision for payment of all Taxes of such Covered Person, except Taxes which are being diligently contested in good faith by appropriate proceedings and as to which such Covered Person has established adequate reserves in conformity with GAAP. No Security Interest for any such Taxes has been filed and no claims are being asserted with respect to any such Taxes which, if adversely determined, has or is reasonably likely to have a Material Adverse Effect on such Covered Person. There are no material unresolved issues concerning any liability of a Covered Person for any Taxes which, if adversely determined, has or is reasonably likely to have a Material Adverse Effect on such Covered Person.

     11.27. PENSION BENEFIT PLANS. All Pension Benefit Plans maintained by each Covered Person or an ERISA Affiliate of such Covered Person qualify under
     Section 401 of the Code and are in compliance with the provisions of ERISA, except when the failure to comply has not or could not be reasonably likely to have a Material Adverse Effect. Except with respect to events or occurrences which do not have and are not reasonably likely to have a Material Adverse Effect:

          11.27.1. PROHIBITED TRANSACTIONS. None of such Pension Benefit Plans has participated in, engaged in or been a party to any non-exempt prohibited transaction as defined in ERISA or the Code, and no officer, director or employee of such Covered Person or of an ERISA Affiliate of such Covered Person has committed a breach of any of the responsibilities or obligations imposed upon fiduciaries by Title I of ERISA.

          11.27.2. CLAIMS. There are no claims, pending or threatened, involving any such Pension Benefit Plan by a current or former employee (or beneficiary thereof) of such Covered Person or ERISA Affiliate of such Covered Person, nor is there any reasonable basis to anticipate any claims involving any such Pension Benefit Plan which would likely be successfully maintained against such Covered Person or such ERISA Affiliate.

          11.27.3. REPORTING AND DISCLOSURE REQUIREMENTS. There are no violations of any reporting or disclosure requirements with respect to any such Pension Benefit Plan and none of such Pension Benefit Plans has violated any applicable Law, including ERISA and the Code.

          11.27.4. ACCUMULATED FUNDING DEFICIENCY. No such Pension Benefit Plan has (i) incurred an accumulated funding deficiency (within the meaning of Section 412(a) of the Code), whether or not waived; (ii) been a Pension Benefit Plan with respect to which a Reportable Event (to the extent that the reporting of such events to the PBGC within thirty days of the occurrence has not been waived) has occurred and is continuing; or (iii) been a Pension Benefit Plan with respect to which there exist conditions or events which have occurred that present a significant risk of termination of such Pension Benefit Plan by the PBGC.


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
          11.27.5. MULTI-EMPLOYER PLAN. All Multi-employer Plans to which any Covered Person contributes or is obligated to contribute are listed in section 11.27.5 of the Disclosure Schedule. No Covered Person or ERISA Affiliate of such Covered Person has received notice that any such Multi-employer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA, and no such Multi-employer Plan is reasonably expected to be in reorganization or to be terminated within the meaning of Title IV of ERISA.

     11.28. WELFARE BENEFIT PLANS. No Covered Person or ERISA Affiliate of any Covered Person maintains a Welfare Benefit Plan that has a liability which, if enforced or collected, has or is reasonably likely to have a Material Adverse Effect on any Covered Person. Each Covered Person and each ERISA Affiliate of any Covered Person has complied in all respects with the applicable requirements of Section 4980B of the Code pertaining to continuation coverage as mandated by COBRA, except any failure that does not have or is reasonably likely not to have a Material Adverse Effect.

     11.29. RETIREE BENEFITS. No Covered Person or ERISA Affiliate of such Covered Person has an obligation to provide any Person with any medical, life insurance, or similar benefit following such Person's retirement or termination of employment (or to such Person's beneficiary subsequent to such Person's death) other than (i) such benefits provided to Persons at such Person's sole expense and (ii) obligations under COBRA.

     11.30. DISTRIBUTIONS. No Distribution has been declared, paid or made upon or in respect of any capital stock or other securities of Borrower on and after the Execution Date, except as expressly permitted hereby.

     11.31. REAL PROPERTY. Section 11.31 of the Disclosure Schedule contains a correct and complete list of (i) the street addresses and a general description of all real property owned by each Covered Person, and (ii) a list of all leases, subleases, and licenses of real property by each Covered Person, with such Covered Person identified for each as the lessee, sublessee, licensee, lessor, sublessor, or licensor, as is the case, together with the street addresses and a general description of the real property involved and the names and addresses of the other parties to such leases, subleases, and licenses. Each of such leases, subleases, and licenses is valid and enforceable in accordance with its terms and is in full force and effect, and no default by such Covered Person, or to Borrower's knowledge, any other party to any such lease, sublease, or license exists. No rental payment listed on section 11.31 of the Disclosure Schedule materially exceeds a fair market rental rate for such property.

     11.32. STATE OF COLLATERAL AND OTHER PROPERTY. Each Covered Person has good and marketable or merchantable title to all real and personal property purported to be owned by it or reflected in the Financial Statements, except for personal property sold or leased in the ordinary course of business after the date of the Initial Financial Statements as permitted by and in accordance with the terms of the Loan Documents. There are no Security Interests on any of the property purported to be owned by any Covered Person, including the Collateral, except Permitted Security Interests. Each item of Inventory purported to be owned or leased by a Covered Person is in good operating condition and repair and is suitable for the use to which it is customarily put by its owner, ordinary wear and tear and damage by acts of God excepted. Without limiting the generality of the foregoing:

          11.32.1. ACCOUNTS. With respect to each Account scheduled, listed or referred to in reports submitted by any Covered Person to Administrative Agent pursuant to the Loan Documents, except as disclosed therein: (i) the Account arose from a bona fide


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          transaction  completed  in  accordance with the terms of any documents pertaining to such transaction; (ii) the Account is not evidenced by a judgment and there is no material dispute respecting it; (iii) the amount of the Account as shown on the applicable Covered Person's books and records and all invoices and statements which may be delivered to Administrative Agent with respect thereto are owing to the applicable Covered Person and are not in any way contingent; (iv) there are no known set-offs, counterclaims or disputes existing or asserted with respect to the Account and the applicable Covered Person has not made any agreement with any Account Debtor for any deduction therefrom except a discount or allowance allowed by the applicable Covered Person in the ordinary course of its business for prompt payment; (v) there are no facts, events or occurrences which in any way impair the validity or enforcement of the Account or tend to reduce the amount payable thereunder as shown on the applicable Covered Person's books and records and all invoices and statements delivered to Administrative Agent with respect thereto; (vi) the Account is assignable; (vii) the Account arose in the ordinary course of the applicable Covered Person's business; (viii) the Account Debtor with respect to the Account has the capacity to contract; (ix) the services furnished, goods sold and/or goods leased giving rise to the Account are not subject to any Security Interest except the perfected Security Interest granted to Administrative Agent for the benefit of Lenders and except the Permitted Security Interests; (x) there are no proceedings or actions which are threatened or pending against the Account Debtor with respect to the Account; and (xi) no payments have been or will be made on the Account except payments promptly delivered to the Blocked Accounts at the financial institutions as provided in this Agreement.

          11.32.2. INVENTORY. With respect to Inventory of each Borrower: (i) such Inventory (except for Inventory in transit or in the possession of such Covered Person's customers) is located at one or another of the premises listed in section 11.32.2 of the Disclosure Schedule as being a location of such Borrower's Inventory; (ii) the applicable Covered Person has good and merchantable title to such Inventory or a good and valid leasehold interest as lessee to such Inventory, subject to no Security Interest whatsoever except for the perfected Security Interest granted to Administrative Agent for the benefit of Lenders and except for Permitted Security Interests; (iii) such is of good and merchantable quality, free from any material defects; (iv) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties; and (v) the completion of manufacture and sale, lease, or other disposition of such Inventory by Administrative Agent or Lenders following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Covered Person is a party or to which the Inventory is subject.

          11.32.3.  EQUIPMENT.  With respect to each Covered Person's equipment:
          (i) such Covered Person has good and marketable title thereto; (ii) none of such equipment is subject to any Security Interests except for the perfected Security Interest granted to Administrative Agent for the benefit of Lenders pursuant hereto and except for Permitted Security Interests; (iii) such equipment (except for equipment in transit) is located at one or another of the premises listed in section 11.32.2 of the Disclosure Schedule as a location of such Covered Person's equipment; and (iv) such equipment is of good and merchantable quality, free from any material defects, ordinary wear and tear and damage by acts of God excepted.

          11.32.4. INTELLECTUAL PROPERTY. With respect to the Intellectual Property of the Covered Persons: (i) section 11.32.4 of the Disclosure Schedule contains a complete and correct


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          list  of  all of each Covered Person's Intellectual Property, (ii) the
          Covered Person listed on the Disclosure Schedule as the owner thereof owns all right, title and interest in, under and to such Intellectual Property, subject to no licenses or any interest therein or other agreements relating thereto, except for the Intellectual Property Assignments; (iii) none of such Intellectual Property is subject to any pending or, to such Covered Person's knowledge, threatened challenge; (iv) to the knowledge of such Covered Person, such Covered Person has not committed any patent, trademark, trade name, service mark or copyright infringement, and the present conduct of such Covered Person's business does not infringe any patents, trademarks, trade name rights, service marks, copyrights, publication rights, trade secrets or other proprietary rights of any Person; and (v) there are no claims or demands of any Person pertaining to, or any proceedings which are pending or, to the knowledge of such Covered Person, threatened, which challenge such Covered Person's rights in respect of any proprietary or confidential information or trade secrets used in the conduct of such Covered Person's business.

          11.32.5. DOCUMENTS, INSTRUMENTS AND CHATTEL PAPER. All documents, instruments and chattel paper describing, evidencing or constituting
          Collateral, and all signatures and endorsements thereon by a Covered Person are complete, valid, and genuine, and all goods evidenced by such documents, instruments and chattel paper are owned by a Covered Person free and clear of all Security Interests other than Permitted Security Interests.

     11.33. CHIEF PLACE OF BUSINESS; LOCATIONS OF COLLATERAL. As of the Execution Date,

          11.33.1. the chief executive office and principal place of business of each Covered Person is identified in section 11.33.1 of the Disclosure Schedule and the location of the books and records of each Covered Person, and all of such Covered Person's chattel paper and all records of Accounts, are located only at the places listed and so identified in section 11.33.1 of the Disclosure Schedule;

          11.33.2. the States in which any Covered Person is qualified to conduct its business and the respective counties within such States and the Canadian Provinces and other foreign jurisdictions in which any Covered Person conducts its business are listed and so identified in section 11.33.2 of the Disclosure Schedule; and

          11.33.3. all of the Collateral is located within one or more of the locations listed in section 11.32.2 of the Disclosure Schedule; provided, however, that Borrower shall not be deemed to have breached this Representation and Warranty if any Covered Person's customer moves, without Borrower's knowledge, any such Collateral to a location not listed in section 11.32.2 of the Disclosure Schedule and such Collateral will not remain outside any of the locations listed in section 11.32.2 of the Disclosure Schedule for longer than 60 consecutive days, provided, however, if any Collateral will remain outside of any location listed on section 11.32.2 of the Disclosure schedule for longer than 30 consecutive days, Borrower shall, prior to the expiration of such 30-day period, give written notice to Administrative Agent of such event as required under Section 13.23.

     11.34. WARRANTIES AND REPRESENTATIONS-INVENTORY. For each item of Inventory, Borrower represents and warrants to Administrative Agent and each of the Lenders that at all times: (a) all Inventory, except as otherwise provided in Section 11.33.3, will be kept only at the locations indicated on section 11.32.2 of the Disclosure Schedule; (b) Borrower now keeps and will keep correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, Borrower's cost therefor and the selling price thereof and/or the rental/lease rate


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     thereof,  the  daily  withdrawals  therefrom and the additions thereto; (c)
     Inventory not on rent are not and will not be stored with a bailee, repairman, warehouseman or similar party without Administrative Agent's prior written consent, and if Administrative Agent consents, Borrower will, concurrently with delivery to such party, cause any such party to issue and deliver to Administrative Agent, in form acceptable to Administrative Agent, warehouse receipts, in Administrative Agent's name evidencing the storage of such Inventory, and waivers of warehouseman's liens in favor of Administrative Agent; (d) Borrower will timely pay or cause to be timely paid all taxes, rents, business taxes, and other charges relating to the premises where the Inventory is located which Borrower is contractually or legally obligated to pay; and (e) a landlord consent of the type described in Section 8.1, satisfactory to Administrative Agent, has been obtained for each location in which Borrower keeps Inventory with a value in excess of $500,000.

     11.35. NO NEGATIVE PLEDGES. No Covered Person is a party to or bound by any Contract which prohibits the creation or existence of any Security Interest upon or assignment or conveyance of any of the Collateral or any other asset (regardless of type or nature) of any Covered Person, except as expressly set forth herein.

     11.36.  SECURITY  DOCUMENTS.

          11.36.1. SECURITY AGREEMENTS. Each Security Agreement is effective to grant to Administrative Agent for the pro-rata benefit of Lenders an enforceable Security Interest in the Personal Property Collateral described therein. Upon appropriate filing (as to all Personal Property Collateral in which a Security Interest may be perfected under the applicable state's UCC by filing a financing statement or statements) or Administrative Agent's taking possession (as to items of the Personal Property Collateral of which a secured party must take possession in order to perfect a Security Interest under the applicable state's UCC), Administrative Agent will have a fully perfected Security Interest in the Personal Property Collateral described in each Security Agreement, subject only to Permitted
          Security  Interests  affecting  such  Personal  Property  Collateral.

          11.36.2.  COLLATERAL  ASSIGNMENTS.

               11.36.2.1. BLOCKED ACCOUNT AGREEMENTS. The Blocked Account Agreements are effective to grant to Administrative Agent for the benefit of Lenders an enforceable first priority Security Interest in the Blocked Accounts.

               11.36.2.2. INTELLECTUAL PROPERTY ASSIGNMENTS. Each Intellectual Property Assignment is effective to grant to Administrative Agent for the benefit of Lenders an enforceable first priority Security Interest in all the Intellectual Property described therein, subject only to Permitted Security Interests affecting such Intellectual Property.

               11.36.2.3. ACQUISITION DOCUMENTS ASSIGNMENT. Each Acquisition Documents Assignment, if any, is effective to grant to Administrative Agent for the benefit of Lenders an enforceable first priority Security Interest in and lien on all of Borrower's rights, remedies, claims and interests under the Acquisition Documents covered thereby.

     11.37. S CORPORATION. There is no election for any Covered Person in effect under Section 1362(a) of the Code to be treated as an S Corporation as defined in Section 1361(a) of the Code.


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
     11.38. SUBSIDIARIES AND AFFILIATES. Borrower has no Subsidiaries and has no Affiliates who are not individuals, except those Persons listed in section
     11.38 of the Disclosure Schedule; provided, however, Borrower shall update the Disclosure Schedule with respect to a new Subsidiary created in connection with a Permitted Acquisition or a Subsidiary created incident to the reorganization of a Subsidiary acquired in connection with a Permitted Acquisition or any other newly-created Subsidiary (in each case, without the necessity of obtaining Required Lender consent but with obtaining the prior written consent of the Administrative Agent) and Borrower shall comply with the terms of Section 14.20 hereof.

     11.39. BANK ACCOUNTS AND LOCKBOXES. No Covered Person has any lockbox other than the Lockboxes allowed or required hereunder. No Covered Person has any bank accounts other than the bank accounts allowed or required hereunder. All bank accounts maintained by any Covered Person with any bank or other financial institution are described in section 11.39 of the Disclosure Schedule, as well as such other bank accounts used solely for employee benefit purposes which such accounts may be opened by Borrower from time to time.

     11.40. MARGIN STOCK. No Covered Person is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U), and no part of the proceeds of any Advance will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation U. None of the transactions contemplated by any of the Loan Documents or any of the Acquisition Documents will violate Regulations T, U or X of the FRB.

     11.41. SECURITIES MATTERS. No proceeds of any Advance will be used to acquire any security in any transaction which is subject to Sections 13 and 14 of the Securities Exchange Act of 1934.

     11.42. INVESTMENT COMPANY ACT, ETC. No Covered Person is an investment company registered or required to be registered under the Investment Company Act of 1940, or a company controlled (within the meaning of such Investment Company Act) by such an investment company or an affiliated person of, or promoter or principal underwriter for, an investment company, as such terms are defined in the Investment Company Act of 1940. No Covered Person is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or any other Law limiting or regulating its ability to incur Indebtedness for money borrowed.

     11.43. NO MATERIAL MISSTATEMENTS OR OMISSIONS. Neither the Loan Documents, any of the Financial Statements nor any statement, list, certificate or other information furnished or to be furnished by Borrower or any other Covered Person to Administrative Agent or Lenders in connection with the Loan Documents or any of the transactions contemplated thereby contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements therein not misleading. Borrower has disclosed to Administrative Agent and Lenders everything regarding the business, operations, property, financial condition, or business prospects of itself and every Covered Person that has or is reasonably likely to have a Material Adverse Effect on any Covered Person.

     11.44. FILINGS. All registration statements, reports, proxy statements and other documents, if any, required to be filed by Borrower with the Securities and Exchange Commission pursuant to the Securities Act of 1933, and the Securities Exchange Act of 1934, have been filed, and such filings are complete and accurate and contain no untrue statements of material fact or omit to state


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     any  material  facts required to be stated therein or necessary in order to make  the  statements  therein  not  misleading.

     11.45. BROKER'S FEES. No broker or finder is entitled to compensation for services rendered with respect to the transactions contemplated by this Agreement.

     11.46. ELIGIBILITY OF COLLATERAL. Each Account which Borrower, expressly or by implication, requests Administrative Agent to classify as an Eligible Account will, as of the time when such request is made, conform in all respects to the requirements of such classification set forth in the definition of Eligible Accounts herein.

     11.47. LOANS TO SHAREHOLDERS. No loans or advances have been made to any shareholder of any Borrower by any Borrower, nor has any shareholder of any Borrower incurred any Indebtedness to any Borrower.

     11.48. NO IMPROPER PAYMENT OR INFLUENCE. Neither Borrower nor any other Covered Person has directly or indirectly paid or delivered any fee, commission or other money or property, or engaged in any lobbying, influencing or other behavior, however characterized, to any agent, government official, regulatory body, governmental agency or other Person, in the United States or any other country, related to the business or operations of the Borrower or any other Covered Person, that the Borrower and each other Covered Person knows or has reason to believe to have been illegal under any federal, state, or local law of the United States or any other country having jurisdiction, or to have been for the purpose of, and to have had the effect of, inducing or encouraging the breach by the recipient thereof of any legal duties, whether as an employee or otherwise to another Person.

     11.49. FOREIGN ENEMIES AND REGULATIONS. The use of the proceeds of the Loans as contemplated by this Agreement will not violate (A) any regulations promulgated or administered by the Office of Foreign Assets Control, United States Department of the Treasury, including without limitation, the Foreign Assets Control Regulations, the Transaction Control Regulations, the Cuban Assets Control Regulations, the Foreign Funds Control Regulations, the Iranian Assets Control Regulations, the Nicaraguan Trade Control Regulations, the South African Transaction Regulations, the Iranian Transactions Regulations, the Iraqi Sanctions Regulations, the Soviet Gold Coin Regulations, the Panamanian Transaction Regulations or the Libyan Sanctions Regulations of the United States Treasury Department, 31 C.F.R., Subtitle B, Chapter V, as amended, (B) the Trading with the Enemy Act, as amended, (C) Executive Orders 8389, 9095, 9193, 12543 (Libya), 12544 (Libya), 12722 or 12724 (Iraq), 12775 or 12779 (Haiti), or 12959
     (Iran), as amended, of the President of the United States or (D) any rule, regulation or executive order issued or promulgated pursuant to the laws or regulations described in the foregoing clauses (A) -(C).

12. MODIFICATION AND SURVIVAL OF REPRESENTATIONS. Borrower may at any time after the initial Advances are made propose to Lenders in writing to modify the representations and warranties in Section 11, and any other representation or warranty made in any certificate, report, opinion or other document delivered by Borrower pursuant to the Loan Documents. If the proposed modifications are satisfactory to the Required Lenders as evidenced by their written assent thereto, then such representations and warranties shall be deemed and treated as so modified, but only as of the date of Borrower's written modification proposal. If such proposed modifications are not satisfactory to the Required Lenders, then such proposed modifications shall not be deemed or treated as modifying such representations and warranties. All such representations and warranties, as made or deemed made as of a particular time, shall survive execution of each of the Loan Documents and the making of every Advance, and may be relied upon by Administrative Agent and Lenders as being true and correct as of the date


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when  made  or  deemed  made  until  all  of  the Loan Obligations are fully and indefeasibly paid in cash, no Letters of Credit are outstanding and the Letter of Credit Exposure is irreversibly zero, all of the Commitments have been terminated, and the Administrative Agent and the Lenders have no other commitment to extend credit or make advances to or for the account of Borrower.

13. AFFIRMATIVE COVENANTS. Each Borrower covenants and agrees that, while any of the Commitments remains in effect and until all of the Loan Obligations are fully and indefeasibly paid in cash, and until no Letters of Credit are outstanding, the Letter of Credit Exposure is irreversibly zero, all of the Commitments have been terminated, and the Administrative Agent and the Lenders have no other commitment to extend credit or make advances to or for the account of Borrower each Borrower shall do, and each Borrower shall cause each other Borrower and each other Covered Person to do, the following:

     13.1. USE OF PROCEEDS. The proceeds of Swingline Advances, Interim Floorplan Loan Advances, the initial and subsequent Floorplan Loan Advances, and the initial and subsequent Revolving Loan Advances, shall be used to fund working capital, purchase Inventory, to provide acquisition financing for Permitted Acquisitions, and general corporate (or limited liability partnership or limited liability company) purposes.

     13.2. CORPORATE EXISTENCE. Each Covered Person shall maintain its existence in good standing and shall maintain in good standing its right to transact business in those states in which it is now or hereafter doing business, except where the failure to so qualify will not have and will not be reasonably likely to have a Material Adverse Effect on any Covered Person. Each Covered Person shall obtain and maintain all Material Licenses for such Covered Person.

     13.3. MAINTENANCE OF PROPERTY AND LEASES. Each Covered Person shall maintain in good condition and working order (ordinary wear and tear and damage by acts of God excepted), and repair and replace as required, all buildings, equipment, machinery, fixtures, Inventory, and other real and personal property owned or leased by such Covered Person whose useful economic life has not elapsed and which is necessary for the ordinary conduct of the business of such Covered Person, except where failure to do so does not have or reasonably will likely not have a Material Adverse Effect. Each Covered Person shall maintain in good standing and free of defaults all of its leases of buildings, equipment, machinery, fixtures, Inventory, and other real and personal property whose useful economic life has not elapsed and which is necessary for the ordinary conduct of the business of such Covered Person, except where the failure to be in good standing or free of default would not reasonably be likely to give rise to a Material Adverse Effect. No Covered Person shall permit any of its equipment, Inventory, or other property to become a fixture to real property or an accession to other personal property unless Administrative Agent has a valid, perfected and first priority Security Interest for the benefit of Lenders in such real or personal property. No Covered Person shall, without Administrative Agent's prior written consent, alter or remove any identifying symbol or number on its equipment.

     13.4. INVENTORY. Each Covered Person shall keep its Inventory and Equipment, taken as a whole, in good and merchantable condition (subject to ordinary wear and tear) at its own expense and shall hold such Inventory and Equipment for lease, or to be furnished in connection with the rendition of services, in the ordinary course of such Covered Person's business, on terms which do not include consignment or similar terms.

     13.5. INSURANCE. Each Covered Person shall at all times keep insured or cause to be kept insured, in insurance companies having a rating of at least "A" by Best's Rating Service, all property owned by it of a character usually insured by others carrying on businesses similar to that of such Covered Person in such manner and to such extent and covering such risks as such properties are usually insured. At all times, all Inventory shall be insured for full replacement


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
     value. Each Covered Person shall carry, however, business interruption insurance in such amounts as are satisfactory to Administrative Agent, with all such policies showing Administrative Agent as loss payee for the benefit of Lenders. Each Covered Person shall timely pay all premiums for such insurance. Each Covered Person shall at all times carry insurance, in insurance companies having a rating of at least "A" by Best's Rating Service, against liability on account of damage to persons or property (including product liability insurance and insurance required under all Laws pertaining to workers' compensation) and covering all other liabilities common to such Covered Person's business, in such manner and to such extent as such coverage is usually carried by others conducting businesses similar to that of such Covered Person. At all times, Borrower shall maintain replacement value insurance for all Collateral on any ocean, waterway, interstate, highway, or other public way. All policies of liability insurance maintained hereunder shall name Administrative Agent as an additional insured for the benefit of Lenders; all policies of property insurance maintained hereunder with respect to the Collateral shall reflect Administrative Agent's interest therein as a loss payee on an accord #27 form for the benefit of Lenders. Administrative Agent is authorized, but not obligated, as the attorney-in-fact for Borrower, and every other Covered Person and for the benefit of Lenders, (i) prior to the occurrence of an Event of Default, with Borrower's consent (which consent shall not be unreasonably withheld), and upon the occurrence of an Event of Default, without Borrower's or any other Covered Person's consent, to adjust and compromise proceeds payable under such policies of insurance, (ii) to collect, receive and give receipts for such proceeds in the name of Borrower or any other Covered Person, Administrative Agent and Lenders, and
     (iii) to endorse Borrower or any other Covered Person's name upon any instrument in payment thereof. Such power granted to Administrative Agent shall be deemed coupled with an interest and shall be irrevocable (until all of the Loan Obligations are fully and indefeasibly paid in cash and the Commitments have terminated, no Letters of Credit are outstanding and the Letter of Credit Exposure is irreversibly zero, and the Administrative Agent and the Lenders have no other commitment to extend credit or make advances to or for the account of Borrower) as set forth in Section 9. All policies of insurance maintained hereunder shall contain a clause providing that such policies may not be canceled, reduced in coverage or otherwise modified without 30 days' prior written notice to Administrative Agent. Borrower shall or shall cause any other Covered Person upon request of Administrative Agent at any time to furnish to Administrative Agent updated evidence of insurance (in the form required as a condition to Administrative Agent's lending hereunder) for such insurance.

     13.6. PAYMENT OF TAXES AND OTHER OBLIGATIONS. Each Covered Person shall promptly pay and discharge or cause to be paid and discharged, as and when due, any and all income taxes, federal or otherwise, lawfully assessed and imposed upon it, and any and all lawful taxes, rates, levies, and assessments whatsoever upon its properties and every part thereof, or upon the income or profits therefrom and all claims of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons for labor, materials, supplies, storage or other items or services which if unpaid might be or become a Security Interest or charge upon any of its property; provided, however, that a Covered Person may diligently contest in good faith by appropriate proceedings the validity of any such taxes, rates, levies, or assessments and claims, provided such Covered Person has established adequate reserves therefor in conformity with GAAP on the books of such Covered Person, and no Security Interest, other than a Permitted Security Interest, results from such non-payment.

     13.7. COMPLIANCE WITH LAWS. Each Covered Person shall comply with all Material Laws. Without limiting the generality of the foregoing:


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          13.7.1. ENVIRONMENTAL LAWS. Each Covered Person shall comply and shall use commercially reasonable efforts to ensure compliance by all of its tenants, subtenants and other occupants, if any, with all Environmental Laws, any of which if not so complied with will or is reasonably likely to have a Material Adverse Effect on any Covered Person.

          13.7.2. PENSION BENEFIT PLANS. Each Covered Person and each ERISA Affiliate of such Covered Person shall at all times make prompt payments or contributions to meet the minimum funding standards under ERISA and the Code with respect to any Pension Benefit Plan maintained by such Covered Person or such ERISA Affiliate, and shall comply with all reporting and disclosure requirements and all provisions of the Code and ERISA applicable to any Pension Benefit Plan maintained by such Covered Person or such ERISA Affiliate.

     13.8.  DISCOVERY  AND  CLEAN-UP  OF  HAZARDOUS  MATERIAL.

          13.8.1. IN GENERAL. Upon any Covered Person receiving notice of any violation of Environmental Laws or any similar notice described in
          Section 13.10.4, or upon any Covered Person otherwise discovering Hazardous Material on any property owned or leased by such Covered Person which is in violation of, or which would result in liability under, any Environmental Law, the violation of which or which liability will or is reasonably likely to have a Material Adverse Effect on any Covered Person, Borrower shall: (i) promptly take such acts as may be necessary to prevent danger or harm to the property or any Person therein as a result of such Hazardous Material; (ii) at the request of Administrative Agent, and at Borrower's sole cost and expense, obtain and deliver to Administrative Agent promptly, but in no event later than 90 days after such request, a then currently dated environmental assessment of the property certified to Administrative Agent and any future holder of the Loan Obligations, a proposed plan for responding to any environmental problems described in such assessment, and an estimate of the costs thereof; and (iii) take all necessary steps to initiate and expeditiously complete all removal, remedial, response, corrective and other action to eliminate any such environmental problems, and keep Administrative Agent informed of such actions and the results thereof.

     13.9. TERMINATION OF PENSION BENEFIT PLAN. No Covered Person or ERISA Affiliate of such Covered Person shall terminate or amend any Pension Benefit Plan maintained by such Covered Person or such ERISA Affiliate if such termination or amendment would result in any liability to such Covered Person or such ERISA Affiliate under ERISA or any increase in current liability for the plan year for which such Covered Person or such ERISA Affiliate is required to provide security to such Pension Benefit Plan under the Code.

     13.10. NOTICE TO ADMINISTRATIVE AGENT AND LENDERS OF MATERIAL EVENTS. Borrower shall, promptly upon any Responsible Officer of Borrower obtaining knowledge or notice thereof, give notice to Administrative Agent and each Lender of (i) any breach of any of the covenants in Sections 13, 14, or 15;
     (ii) any Default or Event of Default; (iii) the commencement of any Material Proceeding; and (iv) any loss of or damage to any assets of a Covered Person or the commencement of any proceeding for the condemnation or other taking of any of the assets of a Covered Person, if such loss, damage or proceeding has or is reasonably likely to have a Material Adverse Effect on such Covered Person, whether or not Insurance Proceeds are likely to be payable as a consequence of such loss, damage or proceeding. In addition,


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          13.10.1.  Borrower  shall furnish to Administrative Agent from time to time all information which Administrative Agent reasonably requests with respect to the status of any Material Proceeding.

          13.10.2. Borrower shall furnish to Administrative Agent from time to time all information which Administrative Agent reasonably requests with respect to any Pension Benefit Plan established by a Covered Person or an ERISA Affiliate of any Covered Person.

          13.10.3. Borrower shall deliver notice to Administrative Agent of the establishment of any Pension Benefit Plan by a Covered Person or an ERISA Affiliate of such Covered Person.

          13.10.4. Borrower shall promptly inform Administrative Agent of its receipt of, and deliver to Administrative Agent a copy of, any (i) notice that any violation of any Environmental Law or Employment Law may have been committed or is about to be committed by any Covered Person that has or which could reasonably be likely to have a Material Adverse Effect, (ii) notice that any administrative or judicial complaint or order has been filed or is about to be filed against any Covered Person alleging violations of any Environmental Law or Employment Law or requiring such Covered Person to take any action in connection with the release of any Hazardous Material into the environment, which has or could reasonably be likely to have a Material Adverse Effect, (iii) notice from a Governmental Authority or private party alleging that a Covered Person may be liable or responsible for costs associated with a response to or cleanup of a release of Hazardous Material into the environment or any damages caused thereby, which has or could reasonably be likely to have a Material Adverse Effect, (iv) notice that a Covered Person is subject to federal, state or local investigation regarding the improper transportation, storage, disposal, generation or release into the environment of any Hazardous Material which has or could reasonably be expected to have a Material Adverse Effect, or (v) notice that any properties or assets of a Covered Person are subject to a Security Interest in favor of any Governmental Authority for any liability under any Environmental Law or damages arising from or costs incurred by such Governmental Authority in response to a release of Hazardous Material into the environment.

          13.10.5. Borrower shall deliver to Administrative Agent notice of each of the following events promptly after they occur: (i) the failure of any Covered Person or ERISA Affiliate of such Covered Person to make any required installment or any other required payment to any Pension Benefit Plan in sufficient amount to comply with ERISA and the Code on or before the due date for such installment or payment; (ii) the occurrence of any Reportable Event, or a prohibited transaction or accumulated funding deficiency (as those terms are defined in ERISA), with respect to any Pension Benefit Plan maintained or contributed to by a Covered Person or an ERISA Affiliate of such Covered Person;
          (iii) receipt by a Covered Person or ERISA Affiliate of such Covered Person of any notice from a Multi-employer Plan regarding the imposition of withdrawal liability; and (iv) receipt by a Covered Person or ERISA Affiliate of such Covered Person of any notice of the institution, or a Covered Person's expectancy of the institution, of any proceeding or receipt by such Covered Person or such ERISA Affiliate of any notice of the taking, or such Covered Person's or such ERISA Affiliate's expectancy of the taking, of any other action which may result in the termination of any Pension Benefit Plan maintained or contributed to by such Covered Person or such ERISA Affiliate, or the withdrawal or partial withdrawal by a Covered Person or ERISA Affiliate of such


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          Covered  Person  from  any  Pension  Benefit  Plan,  and the filing or receipt by a Covered Person or ERISA Affiliate of such Covered Person of any such notice and filing or receipt of all subsequent reports or notices under ERISA with or from the IRS, the PBGC, or the DOL relating to the same; and, in addition to such notice, deliver to Administrative Agent a certificate of a Responsible Officer of Borrower, setting forth details as to such events and the action that the affected Covered Person or ERISA Affiliate of such Covered Person proposes to take with respect thereto. For purposes of this Section, each Covered Person and any ERISA Affiliate of such Covered Person shall be deemed to know all facts known by the administrator of any Plan of which such Covered Person or such ERISA Affiliate is the plan sponsor.

          13.10.6. Borrower shall promptly deliver to Administrative Agent notice of any default or event of default, or the occurrence of any event which would with the passage of time, giving of notice or otherwise, constitute a default or event of default with respect to any of the Permitted Indebtedness in excess of $1,000,000.

          13.10.7. Borrower shall promptly deliver notice to Administrative Agent of the assertion by the holder of any capital stock or any other equity interest in a Covered Person or any Indebtedness of a Covered Person in the outstanding principal amount in the aggregate in excess of $1,000,000 that a default exists with respect thereto or that such Covered Person is not in compliance with the terms thereof, or of the threat or commencement by such holder of any enforcement action because of such asserted default or noncompliance.

          13.10.8. Borrower shall, promptly after becoming aware thereof, deliver notice to Administrative Agent of any pending or threatened strike, work stoppage, or other material labor dispute affecting a Covered Person which could reasonably be likely to have a Material Adverse Effect.

          13.10.9. Borrower shall promptly deliver notice to Administrative Agent of any change in the name, state of incorporation or organization or form of any Covered Person, or the trade names or styles under which a Covered Person will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, at least 30 days prior to such change unless Administrative Agent agrees in writing to a shorter period.

          13.10.10. Borrower shall, promptly after becoming aware thereof, deliver notice to Administrative Agent of any event that has or is reasonably likely to have a Material Adverse Effect on any Covered Person.

          13.10.11. Borrower shall, promptly after becoming aware thereof, deliver notice to Administrative Agent of an actual, alleged, or potential violation of any Material Law applicable to a Covered Person or the property of a Covered Person.

          13.10.12. Borrower shall notify Administrative Agent promptly in writing of any fact or condition of which Borrower is aware which adversely affects the value of the Collateral taken as a whole, including disclosing the amount of such loss or depreciation and disclosing any adverse fact or condition or the occurrence of any event which causes loss or depreciation in the value of the Collateral of more than $1,000,000 taken as a whole. Borrower shall provide such additional information to Administrative Agent regarding the amount of any loss or depreciation in value of the Collateral as Administrative Agent may request from time to time.


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          13.10.13. Borrower shall keep on file with Administrative Agent at all times  an  appropriate  instrument  naming  each  Borrowing  Officer.

     13.11.  MAINTENANCE  OF  SECURITY  INTERESTS  OF  SECURITY  DOCUMENTS.

          13.11.1. PRESERVATION AND PERFECTION OF SECURITY INTERESTS. Borrower shall promptly, upon the reasonable request of Administrative Agent and at Borrower's expense, execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter file or record in the appropriate governmental office, any document or instrument supplementing or confirming the Security Documents or otherwise reasonably deemed necessary by Administrative Agent to create, preserve or perfect any Security Interest purported to be created by the Security Documents or to fully consummate the transactions contemplated by the Loan Documents. The foregoing actions by Borrower shall include, without limitation, (i) filing financing or continuation statements, and amendments thereof, and executing such mortgages, deeds of trust, assignments or security agreements, in form and substance satisfactory to Administrative Agent; (ii) delivering to Administrative Agent the original certificates of title for motor vehicles, or applications therefor duly executed, with Administrative Agent's Security Interest for the benefit of Lenders properly shown thereon; (iii) delivering to Administrative Agent the originals of all instruments, documents and chattel paper, and all other Collateral of which Administrative Agent determines it should have physical possession in order to perfect and protect Administrative Agent's Security Interest for the benefit of Lenders therein, duly endorsed or assigned to Administrative Agent without restriction; (iv) delivering to Administrative Agent warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued; (v) transferring Inventory to warehouses designated by Administrative Agent; (vi) delivering to Administrative Agent all letters of credit on which Borrower is named beneficiary; (vii) placing a durable notice of the existence of Administrative Agent's Security Interest for the benefit of Lenders, acceptable to Administrative Agent, upon such items of the Collateral as are designated by Administrative Agent; and (viii) placing a notice of the existence of Administrative Agent's Security Interest for the benefit of Lenders, acceptable to Administrative Agent, upon those writings evidencing the Collateral and the books and records of Borrower pertaining to the Collateral, as designated by Administrative Agent.

          13.11.2. COLLATERAL HELD BY WAREHOUSEMAN, BAILEE, ETC. If any Collateral is at any time in the possession or control of a warehouseman, bailee or any of Borrower's agents or processors (not including any lessee or other person to whom Inventory is leased or rented in the ordinary course of such Covered Person's business), then Borrower shall notify Administrative Agent thereof and shall notify such Person of Administrative Agent's Security Interest for the benefit of Lenders in such Collateral and, upon Administrative Agent's request, instruct such Person to hold all such Collateral for Administrative Agent's account subject to Administrative Agent's instructions. If at any time any Collateral is located on any premises that are not owned by Borrower (not including any lessee or other person to whom Inventory is leased or rented in the ordinary course of such Covered Person's business, or other locations where Borrower is not obligated to pay rent for up to 30 consecutive days) then Borrower shall obtain or cause to be obtained written waivers or consents, in form and substance satisfactory to Administrative Agent, of all present and future Security Interests to which the owner or lessor or any mortgagee of such premises may be entitled to assert against the Collateral.


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
          13.11.3. COMPLIANCE WITH TERMS OF SECURITY DOCUMENTS. Each Covered Person shall comply with all of the terms, conditions and covenants in the Security Documents to which such Covered Person is a party.

     13.12. ACCOUNTING SYSTEM. Each Covered Person shall maintain a system of accounting established and administered in accordance with GAAP. Without limiting the generality of the foregoing:

          13.12.1. ACCOUNT RECORDS. Each Covered Person shall maintain a record of Accounts at its principal place of business that itemizes each Account of such Covered Person and describe the names and addresses of the Account Debtors on such Accounts, all relevant invoice numbers, invoice dates, and shipping dates, and the due dates, collection histories, and aging of such Accounts.

          13.12.2. INVENTORY RECORDS. Each Covered Person shall maintain an Inventory system satisfactory to Administrative Agent.

          13.12.3. TRACING OF PROCEEDS. Each Borrower shall maintain detailed and accurate accounting and records of proceeds of the Loans and transfers of proceeds of the Loans (i) received by it from the Lenders or Administrative Agent, (ii) transferred from it to any other Covered Person, and (iii) received by it from another Borrower. Each Borrower acknowledges that its ability to obtain the Loans hereunder is made possible by the fact that the Borrowers are co-borrowers under this Agreement and the other Loan Documents, and are engaged in a common enterprise. Each Borrower agrees that (i) the business operations of each Borrower and each other Covered Person are interrelated and complement one another, and such entities have a common business purpose and common management, and (ii) the proceeds of Advances hereunder will benefit each Borrower, severally and jointly, regardless of which Borrower requests or receives part or all of any Advance. Not in any way in limitation of any other provisions set forth herein, such books and records may be reviewed and copied by the Administrative Agent at Borrower's expense at reasonable intervals and upon reasonable notice given by the Administrative Agent to Borrower.

     13.13.  FINANCIAL  STATEMENTS.  Borrower  shall  deliver  to Administrative
     Agent:

          13.13.1. ANNUAL FINANCIAL STATEMENTS. Within 90 days after the close of each fiscal year of Borrower, year-end audited consolidated and consolidating financial statements of each Borrower and its Subsidiaries, containing a balance sheet, income statement, statement of cash flows and a report by an independent certified public accounting firm selected by Borrower and satisfactory to Administrative Agent together with all related tax returns and filings (except for tax returns for which the required filing date has been extended, in which case Borrower shall deliver such tax returns to Administrative Agent simultaneously with the filing thereof in accordance with such extension) and accompanied by (i) a Compliance Certificate of Borrower, (ii) a certificate of the independent certified public accounting firm that examined such financial statements to the effect that they have reviewed and are familiar with this Agreement and that, in examining such financial statements, they did not become aware of any fact or condition which then constituted a Default or Event of Default with respect to Section 15 herein, (iii) the management letter and report on internal controls, if any, delivered by such independent certified public accounting firm in connection with their audit, and (iv) if requested by Administrative Agent, any summary prepared by such independent certified public accounting firm of the adjustments proposed by the members of its audit team.


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
          13.13.2. QUARTERLY FINANCIAL STATEMENTS. Within 45 days after the end of each fiscal quarter of Borrower management-prepared unaudited financial statements of each Borrower and every Subsidiary of a Borrower for the fiscal quarters not covered by the latest year-end financial statements, in each case containing a balance sheet, income statement, statement of cash flows, and unaudited consolidated financial statements of Borrower and its Subsidiaries, in each case accompanied by (i) a statement comparing such financial statements with budgeted projections for such fiscal quarter and for the elapsed portion of the fiscal year of Borrower as contained in the annual budget prepared for such fiscal year, (ii) a statement comparing the statements delivered pursuant to clause (i) above with the statements for the equivalent fiscal quarter and equivalent elapsed periods during the prior fiscal year of Borrower, (iii) a management report explaining the significant variances of the statements delivered pursuant to clause (i) above from the budgeted projections for such fiscal quarter and for the elapsed portion of Borrower's fiscal year as contained in the annual budget prepared for such fiscal year, (iv) a summary of significant items discussed at any meetings of the Board of Directors of Borrower held during such fiscal quarter, and (v) a Compliance Certificate.

     Each Compliance Certificate shall be in the form of Exhibit 13.13, shall contain detailed calculations of the financial measurements referred to in
Section 15 for the relevant periods, and shall contain statements by the signing authorized officer (either the president, any vice president or the chief financial officer) to the effect that, except as explained in reasonable detail in such Compliance Certificate, (i) the attached Financial Statements are complete and correct in all material respects (subject, in the case of Financial Statements other than annual, to normal year-end audit adjustments and with respect to Financial Statements other than annual, without footnote disclosures) and have been prepared in accordance with GAAP applied consistently throughout the periods covered thereby and with prior periods (except as disclosed therein), (ii) all of the Representations and Warranties are true and correct as of the date such certification is given as if made on such date, and (iii) there is no Existing Default. If any Compliance Certificate delivered to Lenders discloses that a representation or warranty is not true and correct, or that there is an Existing Default that has not been waived in writing by Lender, such Compliance Certificate shall state what action Borrower has taken or proposes to take with respect thereto.

     13.14. OTHER FINANCIAL INFORMATION. Borrower shall also deliver the following to the Administrative Agent and to each Lender each in a form satisfactory to Administrative Agent:

          13.14.1. BORROWING BASE CERTIFICATE. On the Effective Date and periodically thereafter, but not less often than monthly delivered within 15 days following the end of each fiscal month, a Borrowing Base Certificate in substantially the form of Exhibit 13.14.1 duly completed and signed by the Chief Financial Officer or other Borrowing Officer of the Borrowing Agent. If there is an Existing Default, Borrower shall provide a Borrowing Base Certificate at least weekly and more often if so requested by Administrative Agent in its sole and absolute discretion. Each Borrowing Base Certificate shall be in the form attached hereto as Exhibit 13.14.1. The Borrowing Base Certificate shall also show the aggregate amount of Accounts and Eligible Accounts of Pomeroy Select Integration Solutions, Inc.

          13.14.2. SCHEDULE OF ACCOUNTS AND SCHEDULE OF INVENTORY. Within five days after the end of each fiscal month, a Schedule of Accounts and a Schedule of Inventory. In addition, a Schedule of Inventory shall also be provided within 20 days after the end of each fiscal month.


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          13.14.3.  REPORT OF INDEBTEDNESS. Within 10 days after the end of each fiscal month, a report summarizing all Indebtedness, including, Permitted Indebtedness, and with respect thereto, the amounts outstanding thereon, including interest and fees.

          13.14.4. SALES REPORT. Within 10 days after the end of each fiscal month, a report showing each item of Inventory sold or leased and each payment received by Borrower for such fiscal month.

          13.14.5. OTHER REPORTS OR INFORMATION CONCERNING ACCOUNTS OR INVENTORY. Such other reports and information, in form and detail reasonably satisfactory to Administrative Agent, and documents as Administrative Agent may reasonably request from time to time concerning Accounts or Inventory including, to the extent requested by Administrative Agent, copies of all invoices, leases, bills of lading, shipping receipts, purchase orders, and warehouse receipts.

          13.14.6. STOCKHOLDER AND SEC REPORTS. Contemporaneously with their filing by or on behalf of Borrower or any other Covered Person, copies of any (i) proxy statements, financial statements and reports which Borrower makes available to its stockholders, and (ii) reports, registration statements and prospectuses with any securities exchange or the Securities and Exchange Commission or any Governmental Authority succeeding to any of its functions.

          13.14.7. PENSION BENEFIT PLAN REPORTS. Promptly upon the request of Administrative Agent at any time or from time to time, a copy of each annual report or other filing or notice filed with respect to each Pension Benefit Plan of a Covered Person or an ERISA Affiliate of a Covered Person.

          13.14.8. TAX RETURNS. Promptly upon the request of Administrative Agent at any time or from time to time, a copy of each federal, state, or local tax return or report filed by any Covered Person.

          13.14.9. LOCATIONS OF INVENTORY REPORT. Within ten (10) days after the end of each fiscal month, a listing, by jurisdiction (including counties) of the locations of Inventory.

          13.14.10. OTHER INFORMATION. Promptly upon the request of Administrative Agent at any time or from time to time, such other information concerning Borrower, its business and/or financial condition as Administrative Agent may reasonably request.

     13.15. REVIEW OF ACCOUNTS. Not less often than annually, and promptly at Administrative Agent's request if there is an Existing Default, Borrower shall conduct a review of its Accounts, bad debt reserves, and collection histories of Account Debtors and promptly following such review provide Administrative Agent with a report of such review in form and detail satisfactory to Administrative Agent.

     13.16. INVENTORY. Not less often than annually, and promptly at Administrative Agent's request if there is an Existing Default, Borrower shall conduct a physical count of its and each other Covered Person's Inventory and promptly following the completion of such count provide Administrative Agent with a report thereof in form and detail satisfactory to Administrative Agent, including the value of such Inventory in accordance with GAAP.

     13.17. ANNUAL PROJECTIONS. No less than 30 days prior to the first day of each fiscal year of all Borrowers, projected balance sheets, statements of income and expense, and statements of cash


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     flows for such fiscal year and the fiscal year immediately thereafter, on a consolidated basis, and with such other detail as Administrative Agent may require.

     13.18.  OTHER  INFORMATION.  Upon  the  request  of  Administrative  Agent,
     Borrower shall promptly deliver to Administrative Agent such other information about the business, operations, revenues, financial condition, property, or business prospects of Borrower and every other Covered Person as Administrative Agent may, from time to time, reasonably request.

     13.19. EXAMINATIONS AND SITE VISITS BY ADMINISTRATIVE AGENT. Administrative Agent or Persons authorized by and acting on behalf of Administrative Agent or any Lender may at any time (upon reasonable prior notice, except if there is an Existing Default, no prior notice shall be required) during normal business hours examine the books, records, and assets of, and inspect any of the property, locations or operations of, each Covered Person from time to time, and in the course thereof may make copies or abstracts of such books and records and discuss the affairs, finances and books and records of such Covered Person with its accountants, officers and employees, and make such inspections as it deems necessary. Administrative Agent may undertake examinations up to one time in each fiscal quarter of Borrower (or shall take such action one time in each fiscal quarter of Borrower if so directed by the Required Lenders in writing), but, unless the Required Lenders otherwise direct the Administrative Agent in writing, and although Administrative Agent and Lenders reserve the right to perform one examination in each fiscal quarter of Borrower at any time, Administrative Agent may, in its discretion, perform such action only twice in each fiscal year of Borrower if Administrative Agent is reasonably satisfied that no issues of non-compliance have arisen in its last two most recently completed examinations of Borrower. Each Covered Person shall cooperate with Administrative Agent, Lenders and such Persons in the conduct of such exams, site visits and inspections and shall deliver to Administrative Agent any instrument necessary for Administrative Agent to obtain records from any service bureau maintaining records for such Covered Person. Administrative Agent may, while there is an Existing Default, perform as many as examinations as it may choose, and Borrower is required to reimburse Administrative Agent for all fees, costs and expenses incurred in connection with any such examinations performed during an Existing Default.

     13.20.  VERIFICATION  OF  ACCOUNTS  AND  NOTICES  TO  ACCOUNT  DEBTORS.
     Administrative Agent shall have the right at any time and from time to time, to verify the validity and amount of any Account and any other matter relating to an Account, by communicating in writing or orally directly with the Account Debtor or any Person who represents or Administrative Agent believes represents the Account Debtor.

     13.21. APPRAISALS OF COLLATERAL. At Borrower's sole cost and expense, Administrative Agent or Persons authorized by and acting on behalf of Administrative Agent may, no more than one time per calendar year so long as there is no Existing Default, perform or have performed on its behalf an appraisal of Borrower's Inventory, equipment, and other assets by an appraiser reasonably acceptable to Administrative Agent and prepared on a basis reasonably satisfactory to Administrative Agent. So long as there is an Existing Default, Administrative Agent or Persons authorized by and acting on behalf of Administrative Agent may, at Borrower's sole cost and expense, as often as Administrative Agent deems desirable, perform or have performed on its behalf an appraisal of Borrower's Inventory, equipment, and other assets by an appraiser reasonably acceptable to Administrative Agent and prepared on a basis reasonably satisfactory to Administrative Agent. Each Covered Person shall cooperate with Administrative Agent and such Persons in the conduct of such appraisals and shall deliver to Administrative Agent or such Persons any documents or instruments necessary for Administrative Agent or such Person's to


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     perform  such appraisals. Borrower shall reimburse Administrative Agent for all costs and reasonable expenses actually incurred by it in conducting or having conducted each such appraisal plus Administrative Agent's other actual out-of-pocket costs and expenses.

     13.22. ACCESS TO OFFICERS AND AUDITORS. Each Covered Person shall permit Administrative Agent, any Lender and Persons authorized by Administrative
     Agent or any Lender to discuss the business, operations, revenues, financial condition, property, or business prospects of such Covered Person with its officers, employees, accountants and independent auditors as often as Administrative Agent or any Lender may request in its reasonable discretion, and such Covered Person shall direct such officers, employees, accountants and independent auditors to cooperate with Administrative Agent.

     13.23. MOVEMENT OF INVENTORY. Borrower shall notify Administrative Agent in writing if Borrower has knowledge that any Inventory will be located for more than thirty (30) consecutive days outside any of the locations listed in section 11.32.2 of the Disclosure Schedule.

     13.24. TITLED ASSETS. After an Event of Default, Borrower shall cause the respective titles of all Collateral which are titled in the name of any Covered Person to reflect thereon that Administrative Agent, as agent for itself and the other Lenders, as the first and only lienholder thereon, and shall deliver, at Administrative Agent's request, originals of all such titles to Administrative Agent.

     13.25. ACQUISITION DOCUMENTS. Borrower shall fully perform all of its obligations under all Acquisition Documents, and shall enforce all of its rights and remedies thereunder, in each case as it deems appropriate in its reasonable business judgment; provided, however, that Borrower shall not take any action or fail to take any action which would result in a waiver or other loss of any material right or remedy of Borrower thereunder. Without limiting the generality of the foregoing, Borrower shall take all action necessary or appropriate to permit, and shall not take any action which would have any adverse effect upon, the full enforcement of all indemnification rights under all the Acquisition Documents. Borrower shall notify Administrative Agent in writing promptly after Borrower becomes aware thereof, of any event or fact which could give rise to a claim by it for indemnification under any of the Acquisition Documents for an amount in excess of $1,000,000, and shall diligently pursue such right and promptly report to Administrative Agent on all further developments with respect thereto. Borrower shall remit directly to Administrative Agent, for application to the Loan Obligations in such order as Administrative Agent determines, all amounts received by Borrower as indemnification or otherwise pursuant to the Acquisition Documents. If Borrower fails after Administrative Agent's demand to pursue diligently any right under any of the Acquisition Documents, or if there is an Existing Default, then
     Administrative Agent may directly enforce such right in its own or Borrower's name and may enter into such settlements or other agreements with respect thereto as Administrative Agent determines in its reasonable judgment. Notwithstanding the foregoing, Borrower shall at all times remain liable to observe and perform all of its duties and obligations under all the Acquisition Documents, and Administrative Agent's exercise of any of its rights with respect to the Collateral shall not release Borrower from any of such duties or obligations. Administrative Agent shall not be obligated to perform or fulfill any of Borrower's duties or obligations under any of the Acquisition Documents or to make any payment thereunder, or to make any inquiry as to the sufficiency of any payment or property received by it thereunder or the sufficiency of performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance or payment of any amounts, or any delivery of any property.


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     13.26.  FURTHER ASSURANCES. Borrower shall execute and deliver, or cause to be executed and delivered, to Administrative Agent such documents and agreements, and shall take or cause to be taken such actions, as Administrative Agent may from time to time request to carry out the terms and conditions of this Agreement and the other Loan Documents.

14. NEGATIVE COVENANTS. Borrower covenants and agrees that, while any of the Commitments remains in effect and until all of the Loan Obligations are fully and indefeasibly paid in cash, until no Letters of Credit are outstanding, the Letter of Credit Exposure is irreversibly zero, all of the Commitments have been terminated, and the Administrative Agent and the Lenders have no other commitment to extend credit or make advances to or for the account of Borrower, Borrower shall not, directly or indirectly, do any of the following, or permit any other Borrower or any other Covered Person to do any of the following, without the prior written consent of Required Lenders:

     14.1. INVESTMENTS. Make any Investments in any other Person except the following:

          14.1.1. Investments in which Administrative Agent has a first priority perfected Security Interest in (i) interest-bearing United States government obligations; (ii) certificates of deposit issued by any Lender; (iii) prime commercial paper rated A1 or better by Standard and Poor's Corporation or Prime P1 or better by Moody's Investor Service, Inc.; (iv) agreements involving the sale to Borrower of United States government securities and their guarantied repurchase the next Business Day by a commercial bank chartered under the Laws of the United States or any state thereof which has capital and surplus of not less than $500,000,000, or (v) certificates of deposit issued by and time deposits with any commercial bank chartered under the Laws of the United States or any state thereof which has capital and surplus of not less than $500,000,000 (or such lesser amount if approved in writing by Administrative Agent).

          14.1.2. Accounts arising in the ordinary course of business and payable in accordance with Borrower's customary trade terms.

          14.1.3.  Any  Investments  that  are  Permitted  Acquisitions.

          14.1.4.  Investments  existing  on the Execution Date and disclosed in section  11.19  of  the  Disclosure  Schedule.

          14.1.5. Notes or securities received by a Covered Person in settlement of Indebtedness of other Persons to such Covered Person that was incurred in the ordinary course of such Covered Person's business.

          14.1.6. Investments by any Covered Person in any other Covered Person.

          14.1.7.  Investments  by  Pomeroy  IT  Solutions,  Inc.,  Pomeroy  IT
          Solutions Sales Company, Inc., or Pomeroy Computer Resources Operations, LLP made under that certain Residual Investment Participation Addendum to the Exclusive Vendor Agreement executed in connection with that certain Asset Purchase Agreement among PCR Properties, LLC, PCR Holdings, Inc., Pomeroy IT Solutions, Inc., and Information Leasing Corporation dated as of February 27, 2002, provided the aggregate dollar amount of such Investments does not exceed Three Million Dollars ($3,000,000).

          14.1.8. If there is no Existing Default, and no Default or Event of Default is reasonably likely to occur from the making of an Investment, Investments not otherwise


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          permitted  by  this  Section  14.1  of  up  to  Three  Million Dollars
          ($3,000,000)  in  the  aggregate  amount  outstanding at any one time.

          14.1.9. Investments held in overnight Investment accounts which such accounts are at a Lender or an Affiliate of a Lender, provided, during an Existing Default, no such overnight Investment accounts shall be allowed.

     14.2. INDEBTEDNESS. Create, incur, assume, or allow to exist any Indebtedness of any kind or description, except the following:

          14.2.1. Excluding the Other Creditor Indebtedness, Indebtedness to trade creditors incurred in the ordinary course of business.

          14.2.2.  The  Loan  Obligations.

          14.2.3. The Other Creditor Indebtedness if an Intercreditor Agreement remains in effect with respect thereto.

          14.2.4.  Indebtedness  secured  by  Permitted  Security  Interests.

          14.2.5. Indebtedness (except for bona fide inter-company sales of Inventory) of any Borrower or Subsidiary to any other Borrower or Subsidiary provided that (i) complete and accurate records of such Indebtedness are maintained by each such Borrower, (ii) such Indebtedness, if it is in excess of $5,000,000 in the aggregate in any given case, at the option of the Administrative Agent, shall be evidenced by a promissory note and collaterally assigned and pledged to the Administrative Agent for the benefit of the Lenders pursuant to documents satisfactory to Administrative Agent, and (iii) if at any time such Indebtedness is evidenced by a promissory note, it shall be immediately collaterally assigned and pledged to the Administrative Agent for the benefit of the Lenders.

          14.2.6. Indebtedness constituting Liabilities (as defined by GAAP) under any Capital Lease under which a Covered Person is a lessee existing on the Execution Date and disclosed in section 11.24 of the Disclosure Schedule which is acceptable to Administrative Agent and is subject to an Intercreditor Agreement unless Administrative Agent, in its sole and absolute discretion, waives the requirement for an Intercreditor Agreement with respect to any particular Other Creditor Indebtedness, and any Capital Leases under which a Covered Person is a lessee entered into by any Covered Person after the Execution Date for capital assets which are subject to Intercreditor Agreements unless Administrative Agent, in its sole and absolute discretion, waives the requirement for an Intercreditor Agreement with respect to any particular Other Creditor Indebtedness, up to $25,000,000 in the aggregate outstanding at any one time (such amount to be calculated as the amount which would have been the aggregate cost of the property leased if it had been purchased rather than leased).

          14.2.7. The Subordinated Indebtedness if a Subordination Agreement remains in effect with respect thereto and the Subordinated Indebtedness contains terms and provisions acceptable to Administrative Agent.

          14.2.8. Indebtedness constituting deferred compensation or retirement benefits to Borrower's employees incurred in the ordinary course of business for actual services rendered and which is reflected on the most recent Financial Statements.

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          14.2.9.  Indebtedness  listed  on  section  11.20  of  the  Disclosure
          Schedule  and  any  earn-outs  associated  therewith.

          14.2.10. Any Preferred Capital Stock to the extent treated as Indebtedness under GAAP, if such Preferred Capital Stock is subordinated to the Loan Documents and otherwise issued on terms and conditions reasonably satisfactory to the Administrative Agent.

          14.2.11. If there is no Existing Default, and no Default or Event of Default is reasonably likely to occur from the incurrence of unsecured Indebtedness, the incurrence of unsecured Indebtedness not otherwise permitted by this Section 14.2 of up to Three Million Dollars ($3,000,000) in the aggregate principal amount outstanding at any time.

     14.3. PAYMENTS ON OTHER CREDITOR INDEBTEDNESS; SUBORDINATED INDEBTEDNESS. Make any nonscheduled prepayment of principal or interest on any Other Credit Indebtedness unless both immediately before and after giving effect to any such prepayment, there shall be no Default or Event of Default; make any payment on the Subordinated Indebtedness unless expressly permitted by the Subordination Agreement; or modify, amend, supplement, compromise, satisfy, release or discharge any of the Subordinated Indebtedness Documents (except as allowed by the Subordination Agreement), any collateral securing the same, or any Person liable directly or indirectly with respect thereto.

     14.4. PREPAYMENTS. Voluntarily prepay any Indebtedness other than (a) the Loan Obligations in accordance with the terms of the Loan Documents, (b) trade payables in the ordinary course of business consistent with past practices, (c) as permitted by Section 14.3.

     14.5. INDIRECT OBLIGATIONS. Create, incur, assume or allow to exist any Indirect Obligations except (i) Indirect Obligations existing on the Execution Date and disclosed on section 11.21 of the Disclosure Schedule, and (ii) Indirect Obligations of a Borrower (other than PCR Holdings, Inc.) with respect to Permitted Indebtedness of another Borrower (other than PCR Holdings, Inc.), including, without limitation, any such Indebtedness incurred in connection with a Permitted Acquisition or in connection with the Obligations of another Borrower (other than PCR Holdings, Inc.) incurred in such Borrower's (other than PCR Holdings, Inc.) ordinary course of business consistent with past practices.

     14.6. SECURITY INTERESTS. Create, incur, assume or allow to exist any Security Interest upon all or any part of its property, real or personal (including, without limitation, intangible property), now owned, leased or hereafter acquired or leased, except the following:

          14.6.1. Security Interests for taxes, assessments or governmental charges not delinquent or being diligently contested in good faith and by appropriate proceedings and for which adequate book reserves in accordance with GAAP are maintained.

          14.6.2. Security Interests arising out of deposits in connection with workers' compensation insurance, unemployment insurance, old age pensions, or other social security or retirement benefits legislation.

          14.6.3. Deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds, and other obligations of like nature arising in the ordinary course of business.


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          14.6.4.  Security  Interests  imposed  by any Law, such as mechanics', workmen's, materialmen's, landlords', carriers', or other like Security Interests arising in the ordinary course of business which secure payment of obligations which are not past due or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP are maintained on such Covered Person's books.

          14.6.5. Security Interests on Inventory in favor of the holders of any of the Other Creditor Indebtedness which such Security Interests are subject to Intercreditor Agreements unless Administrative Agent, in its sole and absolute discretion, waives the requirement for an Intercreditor Agreement with respect to any particular Other Creditor Indebtedness.

          14.6.6. Security Interests resulting from a judgment or order entered against a Covered Person which is not final and non-appealable, provided the loss of the property subject to such Security Interest could not reasonably be expected to have a Material Adverse Effect.

          14.6.7. Security Interests securing the Loan Obligations in favor of Administrative Agent for the benefit of Lenders.

          14.6.8. Security Interests existing on the Execution Date that are disclosed in section 11.32 of the Disclosure Schedule and are satisfactory to Lenders.

     14.7. ACQUISITIONS. Acquire stock, membership interests, partnership interests or any other equity interest in a Person, or acquire all or substantially all of the assets of a Person (including without limitation assets comprising all or substantially all of an unincorporated business unit or division of any Person), or all or substantially all of the information technology assets or help desk assets of any Person, except for Permitted Acquisitions. "Permitted Acquisition" means an acquisition of the stock, membership interests, partnership interests, or any other equity interest in a Person, or the acquisition of all or substantially all of the assets of a Person (including without limitation assets comprising all or substantially all of an unincorporated business unit or division of any Person), which satisfies each of the following conditions: (i) a Borrower is the Acquiring Company, (ii) if the acquisition is structured as a merger, a Borrower is the Surviving Company or if the Borrower is not the Surviving Company, the Administrative Agent shall have at the time of such merger a first priority Security Interest on the assets of such Surviving Company, (iii) the Target Company is in a substantially similar line of business as a Borrower; (iv) there is no Existing Default, and no Default or Event of Default will occur or is reasonably likely to occur as a result of or due to such acquisition, (v) the Maximum Available Amount exceeds the Aggregate Revolving Loan by at least $5,000,000 after giving effect to such acquisition, (vi) the purchase price, including Seller notes, assumed indebtedness or similar items, but excluding any deferred purchase price or earn-outs, together with all expenses incurred in connection with such acquisition does not exceed $15,000,000 per acquisition, and $20,000,000 per calendar year, provided, however, the ARC Acquisition shall be excluded from the limitations in this clause (vi) and the ARC Acquisition shall not be counted towards the limitations in this clause (vi), (vii) simultaneously with the closing of such acquisition, the Target Company (if such Permitted Acquisition is structured as a purchase of equity) or the Surviving Company (if such Permitted Acquisition is structured as a purchase of assets or a merger) executes and delivers to Administrative Agent (a) such documents necessary to grant to Administrative Agent for the benefit of the Lenders a first priority Security Interest in all of the assets of such Target Company or Surviving Company (including the execution of an Acquisition Documents Assignment), and


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     their  respective  Subsidiaries, each in form and substance satisfactory to
     Administrative Agent and (b) an unlimited Guaranty of the Loan Obligations, or at the option of Administrative Agent in Administrative Agent's absolute discretion, a joinder agreement satisfactory to Administrative Agent in which such Target Company or Surviving Company, and their respective Subsidiaries becomes a Borrower under this Agreement and assumes primary, joint and several liability for the Loan Obligations, (viii) prior to the closing of such acquisition, a Responsible Officer of Borrower delivers to Administrative Agent a certificate certifying that such acquisition is a Permitted Acquisition, (ix) such acquisition is friendly, rather than hostile, in nature, and (x) except with respect to help desk assets or information technology assets with an aggregate value of less than $1,000,000 per each acquisition in the aggregate, Borrower has, no less than 15 days prior to making such acquisition, prepared and furnished to Administrative Agent the proforma financial statements described below for the Target Company (if such acquisition is structured as a purchase of equity) or the Surviving Company (if such acquisition is structured as a purchase of assets or a merger), demonstrating to the satisfaction of Administrative Agent that the Target Company, all Surviving Companies, and each Borrower, as the case may be, will be Solvent upon consummation of such acquisition and upon the passage of time thereafter, and that none of the covenants in Section 15 will be violated as a consequence of such acquisition or with the passage of time thereafter, and a certificate demonstrating that the Maximum Available Amount will be great enough to allow a Revolving Loan Advance to be made in the amount Borrower will request in connection with the closing of such Permitted Acquisition, and Borrower has also provided to Administrative Agent, no less than 15 days prior to making such acquisition, copies of the audited financial statements (if available, or unaudited financial statements if no audited financial statements exist) for the Target Company for the three fiscal years most recently ended and, to the extent available, for each of the completed fiscal quarters in the then current fiscal year. The proforma financial statements referred to in clause (x) shall contain consolidated and consolidating balance sheets, income statements, statements of cash flows and such other reports and disclosures of each Borrower as well as the Target Company (if such Permitted Acquisition is structured as a purchase of equity) or the Surviving Company (if such Permitted Acquisition is structured as a purchase of assets or a merger) and shall cover such forecast periods (up to 36 months from the proposed effective date of such Permitted Acquisition), as Administrative Agent may in its discretion require.

     14.8. LEASES; BAILMENTS; CONSIGNMENTS; WAREHOUSING. Store any Inventory with a value in excess of $500,000 for each location that is at any time
     (i) in the possession or control of a warehouseman, bailee, consignee including pursuant to an express or implied agreement establishing a bailment or consignment, or similar arrangement, (ii) at any of Borrower's agents or processors (not including any Person to whom Inventory is leased or rented in the ordinary course of such Covered Person's business), or
     (iii) at any location or premises that are not owned by Borrower, unless, in each case, Administrative Agent has received written waivers or consents, in form and substance satisfactory to Administrative Agent, which such written waivers or consents shall include, without limitation, a waiver of all present and future Security Interests to which the owner, bailor, or lessor or any mortgagee of such premises may be entitled to assert against the Collateral.

     14.9. DISPOSAL OF PROPERTY. Sell, transfer, exchange, or otherwise dispose of any of its assets. Notwithstanding the foregoing (i) any Borrower may transfer any assets or equity interest or assign any Permitted Indebtedness to any other Borrower (other than to PCR Holdings, Inc.) that it acquires or assumes, as the case may be, in a Permitted Acquisition, and (ii) unless a Default or Event of Default has occurred and is continuing (in which case any of the following shall be prohibited), Borrower may sell, transfer or otherwise dispose of Inventory or obsolete equipment


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     in  the ordinary course of business consistent with past practice, provided that all proceeds of such sales, transfers or other dispositions shall be deposited into the Lockboxes.

     14.10. DISTRIBUTIONS. Directly or indirectly declare or make, or incur any liability to make, any Distribution to any Person except:

          14.10.1. If there is no Existing Default and no Default or Event of Default is reasonably likely to occur, up to $5,000,000 in the aggregate per calendar year in one or more series of transactions (excluding any redemption of Preferred Capital Stock, which is covered exclusively in Section 14.10.2).

          14.10.2. If there is no Existing Default and no Default or Event of Default is reasonably likely to occur, the redemption of Preferred Capital Stock in one or more series of transactions, up to the lesser of (A) Ten Million Dollars ($10,000,000) in the aggregate during the term of this Agreement, and (B) the Dollar amount of all outstanding Preferred Capital Stock.

     14.11. CHANGE OF CONTROL. In the case of Pomeroy IT Solutions, Inc., merge or consolidate with or into another Person, or permit any Person or Group, to become the record or beneficial owner, directly or indirectly, on a fully diluted basis, of securities representing 50% or more of the voting power of Pomeroy IT Solutions, Inc.'s then outstanding securities having the power to vote or 50% or more of Pomeroy IT Solutions, Inc.'s then outstanding capital stock, or to acquire the power to elect a majority of the Board of Directors of Pomeroy IT Solutions, Inc. In the case of any Covered Person other than Pomeroy IT Solutions, Inc., merge or consolidate with or into another Person, provided, however, that a Covered Person may merge into or with a Borrower if (i) such Borrower is the surviving entity (except no Covered Person may merge with or into PCR Holdings, Inc.) and
     (ii) simultaneously with such merger or consolidation, Administrative Agent has a first priority Security Interest on all of such entity's assets
     (except for Permitted Security Interests on any such assets); or in the case of any Covered Person other than Pomeroy IT Solutions, Inc., permit any Person or Group, other than one or more other Borrowers, to become the record or beneficial owner, directly or indirectly, on a fully diluted basis, of any securities representing any of the voting power of such Covered Person or any of such Covered Person's then outstanding capital stock or other equity interests, or to acquire the power to elect any Person to the Board of Directors (or other management position in the case of Covered Persons which are not corporation) of such Covered Person.

     14.12. CAPITAL STRUCTURE; EQUITY SECURITIES. (i) Except as permitted by clause(iii) of this Section 14.12 hereof, make any change in the capital structure of any Covered Person; (ii) change any Charter Documents of any Covered Person which has or is reasonably likely to have a Material Adverse Effect on any Covered Person or which will or is reasonably likely to cause a Default or Event of Default; or (iii) issue or create any stock or other equity interest (or class or series thereof), or non-equity interest that is convertible into stock or other equity interest (or class or series thereof), in any Covered Person, except stock, membership interests, partnership interests or other equity interests (or class or series thereof) that are subordinated in right of payment to all the Loan Obligations in a manner satisfactory to Administrative Agent and issued on terms and conditions satisfactory to Administrative Agent.

     14.13. CHANGE OF STATE OF FORMATION; CHANGE OF NAME. Make any change in the state of incorporation or formation of organization of any Covered Person, change its type of legal entity, or change its legal name as it appears on any certificates or articles of organization or formation. Make any change in the trade names or styles under which a Covered Person will sell
     Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable,


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     except  in  accordance  with  the terms of Section 13.10.9 with at least 30 days prior written notice to Administrative Agent of such change (unless Administrative Agent agrees in writing to a shorter period).

     14.14. CHANGE OF BUSINESS. Engage in any business other than substantially as conducted by a Borrower on the Effective Date.

     14.15. TRANSACTIONS WITH AFFILIATES. Enter into or be a party to any transaction or arrangement, including the purchase, sale or exchange of property of any kind or the rendering of any service, with any Affiliate, or make any loans or advances to any Affiliate. If there is no Existing Default, however, each Covered Person may engage in such transactions with an Affiliate in the ordinary course of business and pursuant to the reasonable requirements of its business and on fair and reasonable terms substantially as favorable to it as those which it could obtain in a comparable arm's-length transaction with a non-Affiliate. No Borrower shall make any loan or advance to any shareholder, member or partner of any Borrower, and advances for travel or similar expenses made in the ordinary course of business, or permit any shareholder, member or partner of any Borrower to incur any Indebtedness to any Borrower (other than travel and similar advances in the ordinary course of business).

     14.16. OPERATING LEASES. Incur monthly rental payments under all Operating Leases in excess of $1,000,000 in the aggregate in any month.

     14.17. CONFLICTING AGREEMENTS. Enter into any agreement, that would, if fully complied with by it, result in a Default or Event of Default either immediately or upon the elapsing of time.

     14.18. INVESTMENT BANKING AND FINDER'S FEES. Pay or agree to pay, or reimburse any other party with respect to, any investment banking or similar or related fee, underwriter's fee, finder's fee, or broker's fee to any Person in connection with this Agreement.

     14.19. SALE AND LEASEBACK TRANSACTIONS. Enter into any agreement or arrangement with any Person providing for any Covered Person to lease or rent property that Borrower has or will sell or otherwise transfer to such Person.

     14.20. NEW SUBSIDIARIES. Organize, create or acquire any Subsidiary unless Borrower has obtained the prior written consent of Administrative Agent thereto (which consent shall not be unreasonably withheld) and within five Business Days (unless Administrative Agent consents, in its sole discretion to a longer period of time up to but not exceeding thirty days) following the organization, creation or acquisition of such Subsidiary, the applicable Covered Person and such Subsidiary executes and delivers to Administrative Agent for the benefit of Lenders the following additional documents: all Charter Documents of such new Subsidiary, an unlimited Guaranty of the Loan Obligations by such Subsidiary or a joinder agreement to this Agreement and the Loan Documents, a pledge of the capital stock, partnership interests, or membership interests of such Covered Person in such Subsidiary, and other Security Documents requested by Administrative Agent so as to grant Administrative Agent, for the benefit of the Lenders, a perfected, first priority security interest in all real and personal property of such Subsidiary.

     14.21.  FISCAL  YEAR.  Change  its  fiscal  year.

     14.22. LEASES. Enter into any Capital Leases except as permitted by Section 14.2.

     14.23. S CORPORATION STATUS. Any Covered Person elects under Section 1362(a) of the Code to be treated as an S corporation.


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     14.24.  DEPRECIATION  METHODOLOGY.  Change  the  depreciation  schedule  or depreciation  methodology  for  any  Inventory,  equipment or other assets.

     14.25. TAX CONSOLIDATION. File or consent to the filing of any consolidated income tax return with any Person other than another Borrower.

     14.26. TRANSACTIONS HAVING A MATERIAL ADVERSE EFFECT ON COVERED PERSON. Enter into any transaction which has or is reasonably likely to have a Material Adverse Effect on any Covered Person; or enter into any transaction, or take or contemplate taking any other action, or omit or contemplate omitting to take any action, which any Responsible Officer knows, or reasonably should know, is likely to cause a Default or Event of Default hereunder.

     14.27. STORAGE. Store any Inventory or equipment at any location other than as set forth on section 11.32.2 of the Disclosure Schedule; maintain its chief executive office at any location other than as set forth on section
     11.33.1  of  the  Disclosure  Schedule.

     14.28. LIKE-KIND EXCHANGE. Borrower shall not complete or attempt to complete any "like-kind exchange" (as such term is defined in the Code or applicable regulations) with respect to any Collateral on which Administrative Agent has a first priority Security Interest.

15.  FINANCIAL  COVENANTS.

     15.1. SPECIAL DEFINITIONS. As used in this Section 15 and elsewhere herein, the following capitalized terms have the following meanings:

     "Capital Expenditure"-- an expenditure for an asset that must be depreciated or amortized under GAAP, for goodwill, or for any asset that under GAAP must be treated as a capital asset. An expenditure for purposes of this definition includes any deferred or seller financed portion of the purchase price of an asset and includes the Capital Expenditure Equivalent of a Capital Lease. Capital Expenditures do not include the amount expended in connection with any Permitted Acquisition or any expenditure made with insurance proceeds to the extent used to replace or repair damaged fixed assets and plant equipment.

     "Capital Expenditure Equivalent" of a Capital Lease is the amount which would have been the aggregate cost of the property leased if it had been purchased rather than leased.

     "EBITDA" means, for any period of calculation, an amount equal to (A) the sum of (i) Net Income, (ii) Interest Expense, (iii) income tax expense, (iv) depreciation expense, and (v) amortization expense, plus (B), the sum of (i) all nonrecurring losses, and (ii) all extraordinary losses not otherwise related to the continuing operations of the Borrower, minus (C) the sum of (i) all nonrecurring gains, and (ii) all extraordinary gains and income not otherwise related to the continuing operations of the Borrower.

     "Fixed Charges" means, for any period of calculation, the sum of (i) Interest Expense, (ii) the sum of all scheduled principal payments on long term Indebtedness of Borrower (including mandatory payments on the Term Loan, but excluding all scheduled principal payments on the Subordinated Indebtedness (so long as there is no breach by the Subordinated Lender or the Borrower to any Subordination Agreement) and current maturities of "leasehold indebtedness" as determined under GAAP), (iii) federal, state and local income taxes paid, (iv) Capital Expenditures (excluding permitted expenditures for Permitted Acquisitions or acquisitions otherwise consented to in writing by Required Lenders), (v) dividends and distributions paid or declared, and (vi) the sum of all scheduled payments under all Capital Leases. Notwithstanding (v) immediately above, the calculation of Fixed Charges shall exclude for the trailing four fiscal quarters effected thereby, an aggregate of Ten Million
Dollars ($10,000,000) of cash dividends declared and paid by Pomeroy IT Solutions, Inc. (formerly known as


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Pomeroy  Computer Resources, Inc.) on its common stock on or after July 21, 2003 but on or before June 25, 2004 if such dividends are permitted to be declared and paid under the terms of this Agreement and the other Loan Documents.

     "Intangibles" means at any date, all general intangibles (as that term is defined in the UCC); accounts receivable and advances due from officers, directors, members, owners, employees, stockholders and Affiliates, including, without limitation, all Investments permitted by Section 14.1.8; leasehold improvements net of depreciation; licenses; good will; prepaid expenses; escrow deposits; covenants not to compete; the excess of cost over book value of acquired assets; franchise fees; organizational costs; finance reserves held for recourse obligations; capitalized research and development costs; and such other similar items as Administrative Agent may from time to time determine in Administrative Agent's sole discretion.

     "Interest Expense" means for any period of calculation, all interest, whether paid in cash or accrued as a liability, but without duplication, on Total Indebtedness during such period.

     "Net Income" means, for any period of calculation, "net income" as determined in accordance with GAAP.

     "Net Loss" means, for any period of calculation, "net loss" as determined in accordance with GAAP.

     "Tangible Net Worth" means, at any date, (a) (i) Total Assets plus (ii) Subordinated Indebtedness (so long as there is no breach by the Subordinated Lender or the Borrower to any Subordination Agreement), minus (b) the sum of (i)
                                                        -----
Intangibles  plus  (ii)  Total  Liabilities.
             ----

     "Total Assets" means the sum of all assets as presented in the balance sheet in Borrower's most recent combined Financial Statements delivered to Administrative Agent and each of the Lenders as required hereunder.

     "Total Funded Indebtedness" means the sum of the following, without duplication, (i) outstanding principal and interest of the Loans (including any fees paid to Administrative Agent or any Lender in connection with the execution and delivery of this Agreement) but excluding the principal outstanding under the Aggregate Floorplan Loan Facility and, without duplication, the Interim Floorplan Loan Facility, (ii) the face amount of any letters of credit issued on the account of any Borrower, (iii) the aggregate outstanding principal balance of all other Indebtedness for borrowed money, including, without limitation, for floorplan financing and the Capital Expenditure Equivalent, and (iv) the maximum amount payable under any guaranty executed by a Borrower.

     "Total Liabilities" means the sum of all liabilities as presented in the balance sheet in Borrower's most recent combined Financial Statements delivered to Administrative Agent and each of the Lenders as required hereunder (including as liabilities, all reserves required under GAAP for contingencies and other potential liabilities) plus all Indebtedness of Borrower not otherwise reported thereon but excluding the Subordinated Indebtedness (so long as there is no breach by the Subordinated Lender or the Borrower to any Subordination Agreement).

All other capitalized terms used in this Section 15 shall have their meanings and shall be determined under GAAP. All calculations shall be for the Borrowers and their respective Subsidiaries on a consolidated basis. For the purposes of calculating EBITDA (and each of the components thereof); Interest Expense and Net Income; except as otherwise specified, the calculation period shall be the four fiscal quarter period immediately prior to the date of calculation. For the purposes of calculating the amount of Total Indebtedness in this Section 15, each scheduled payment of interest and principal on any


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of  the  Loans made on the first of a month shall be deemed to have been made on the  immediately  preceding  day.

Upon completion of a Permitted Acquisition, the Target Company shall be included in each of these covenants contained in this Section on a pro-forma basis, including for periods prior to the completion of any such Permitted Acquisition.

     15.2. MINIMUM TANGIBLE NET WORTH. Each Borrower covenants that Tangible Net Worth on the last day of each fiscal quarter shall be no less than (i) beginning with the fiscal quarter in which the Effective Date occurs, as of the last day of such fiscal quarter, not less than Seventy Five Million Dollars ($75,000,000), and (ii) as of any fiscal quarter end thereafter, an amount of not less than the sum of (x) Seventy Five Percent (75%) of Net Income during the fiscal quarter then-ended plus (y) the minimum Tangible Net Worth required as of the prior fiscal quarter end (if Net Income is a negative number for any fiscal quarter (e.g. a loss), such amount shall not reduce Borrower's Tangible Net Worth for that fiscal quarter, and shall be disregarded for all future Tangible Net Worth calculations so that any such negative number shall not reduce the minimum Tangible Net Worth required hereunder for any subsequent fiscal quarter). In addition, the following shall be added to the calculation of Tangible Net Worth: (A) the tax effected impact of restructuring charges as outlined in Emerging Issues Task Force (EITF) pronouncement #'s 94-3 and 95-3, and (B) other extraordinary items as defined in APB Opinion #'s 9 and 30 up to, for the amounts described in clauses (A) and (B), of Ten Million Dollars
     ($10,000,000)  in  the  aggregate  during  the  term  of  this  Agreement.

     15.3. MAXIMUM NET LOSS AFTER TAX. Each Borrower covenants that its Net Loss after tax for the two fiscal quarter period then ended, as set forth in its income statement for the most recent fiscal quarter end, plus (A) the tax effected impact of restructuring charges as outlined in Emerging Issues Task Force (EITF) pronouncement #'s 94-3 and 95-3, and (B) other extraordinary items as defined in APB Opinion #'s 9 and 30 up to, for the amounts described in clauses (A) and (B), of Ten Million Dollars
     ($10,000,000) in the aggregate during the term of this Agreement, calculated as of the last day of each fiscal quarter, shall be no greater than four percent (4.0%) of Tangible Net Worth for the fiscal quarter then ended.

     15.4. MINIMUM FIXED CHARGE COVERAGE. Each Borrower covenants that the ratio of Borrower's EBITDA calculated as of the day of each fiscal quarter for the four fiscal quarter then ended, to Fixed Charges, calculated as of the last day of each fiscal quarter for the four fiscal quarter period then ended, shall be no less than 1.750:1.00 for any fiscal quarter ending after the Effective Date.

     15.5. MAXIMUM TOTAL FUNDED INDEBTEDNESS TO EBITDA. Each Borrower covenants that the ratio of Total Funded Indebtedness as of the last day of any fiscal quarter, to EBITDA, calculated as of the last day of each fiscal quarter for the four fiscal quarter period then ended, shall be no more than 2.75:1.00 for any fiscal quarter ending after the Effective Date.

16.  DEFAULT.

     16.1. EVENTS OF DEFAULT. Any one or more of the following shall constitute an event of default (an "Event of Default") under this Agreement:

          16.1.1. FAILURE TO PAY PRINCIPAL OR INTEREST. Failure of Borrower to pay (i) any interest accrued on any of the Loans when due, or (ii) any principal of the Loans when due; provided, however, it shall not be an Event of Default with respect to the payment of any principal or interest on any Floorplan Loan or Interim Floorplan Loan until the


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          occurrence of a Floorplan Payment Default. "Floorplan Payment Default"
          means any failure by Borrower to make any payment, under a Statement of Transaction by the tenth (10th) day following the last day of the no interest period set forth in a Statement of Transaction. "Floorplan Payment Default" shall not mean or include, and shall exclude, any deductions, offsets or other disputes made or asserted by Borrower which are accepted by or under good faith negotiation with Administrative Agent.

          16.1.2. FAILURE TO PAY CERTAIN OTHER AMOUNTS OWED TO LENDERS. Failure of Borrower to pay any of the Loan Obligations (other than principal of the Loans or interest accrued thereon and other than Administrative Agent's costs and expenses Borrower is required to pay pursuant to the terms of Section 13.19 and Section 13.21) within 5 days after the date when due.

          16.1.3. FAILURE TO PAY EXAMINATION AND APPRAISAL COSTS. Failure of Borrower to pay any of Administrative Agent's costs and expenses required to be paid by Borrower pursuant to the terms of Section 13.19 and Section 13.21 within 10 days after the date when due.

          16.1.4. FAILURE TO PAY AMOUNTS OWED TO OTHER PERSONS. Failure of any Covered Person to make any payment due on Indebtedness of such Covered Person which such Indebtedness is over $1,000,000 in the aggregate to Persons (other than Indebtedness owed to Lenders under the Loan Documents and other than Indebtedness owed to any Covered Person's trade creditors in connection with the purchase of such Covered Person's Inventory from such trade creditors) and which failure continues unwaived beyond any applicable grace period specified in the documents evidencing such Indebtedness.

          16.1.5. REPRESENTATIONS OR WARRANTIES. Any of the Representations and Warranties is discovered to have been false in any material respect when made and is not cured within 5 days of the date such Representation and Warranty was made (provided such breach can be cured within such period and provided that Borrower works diligently and in good faith to cure any such breach during such period).

          16.1.6. CERTAIN COVENANTS WITH CURE PERIODS. Failure of any Covered Person to comply with any covenant in Section 13 (other than the covenants set forth in Section 13.13, Section 13.14, Section 13.17,
          Section  13.19,  Section  13.20,  Section  13.21,  Section  13.22, and
          Section 13.23) which is not cured within 10 days after the initial occurrence of such failure, provided noncompliance with such covenant can be cured within such 10 day period and provided that Borrower works diligently and in good faith to cure any such noncompliance during such period.

          16.1.7. CERTAIN COVENANTS WITHOUT CURE PERIODS. Failure of any Covered Person to comply with the covenants in Section 13 (unless specified in Section 16.1.6 above ), Section 14, or Section 15.

          16.1.8. OTHER COVENANTS. Failure of any Covered Person to comply with of any of the terms or provisions of any of the Loan Documents applicable to it (other than a failure which constitutes an Event of Default under any of Sections 16.1.1 through 16.1.7).

          16.1.9. ACCELERATION OF OTHER INDEBTEDNESS. Any Obligation (other than a Loan Obligation) of a Covered Person for the repayment of $1,000,000 in the aggregate or more of borrowed money is accelerated, or becomes or is declared to be due and payable


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          or  required  to  be  prepaid  (other  than by an originally scheduled prepayment)  prior  to  the  original  maturity  thereof.

          16.1.10. DEFAULT UNDER OTHER AGREEMENTS. The occurrence of any default or event of default under any agreement to which a Covered Person is a party (other than the Loan Documents), which default or event of default continues unwaived beyond any applicable grace period provided therein and has or is reasonably likely to have a Material Adverse Effect on a Covered Person or involves Indebtedness of more than $1,000,000 in the aggregate. Administrative Agent receives notice from any landlord under a landlord consent/waiver concerning a leased location at which $500,000 or more of Collateral is located stating that Borrower is in default of its obligations under such lease.

          16.1.11. OTHER CREDITOR INDEBTEDNESS.; SUBORDINATED INDEBTEDNESS. The occurrence of (a) any breach, default or event of default with respect to any of the Other Creditor Indebtedness in excess of $1,000,000 in the aggregate which is not cured or waived within any applicable grace period, or (b) the termination of any Intercreditor Agreement by any party thereto, other than Administrative Agent, prior to the payment in full of all of the Other Creditor Indebtedness covered thereby. The occurrence of (a) any breach or default with respect to the Subordinated Indebtedness, or (b) any breach or default of the Subordination Agreement by the holder of any of the Subordinated Indebtedness in excess of $1,000,000 in the aggregate with respect to such holder.

          16.1.12. BANKRUPTCY; INSOLVENCY; ETC. A Covered Person (i) fails to pay, or admits in writing its inability to pay, its debts generally as they become due, or otherwise becomes insolvent (however evidenced);
          (ii) makes an assignment for the benefit of creditors; (iii) files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver or any trustee of such Covered Person or any substantial part of its property; (iv) commences any proceeding relating to such Covered Person under any reorganization, arrangement, readjustment of debt, dissolution or liquidation Law of any jurisdiction, whether now or hereafter in effect; (v) has commenced against it any such proceeding which remains undismissed for a period of 60 days, or by any act indicates its consent to, approval of, or acquiescence in any such proceeding or the appointment of any receiver of or any trustee for it or of any substantial part of its property, or allows any such receivership or trusteeship to continue undischarged for a period of 60 days; or (vi) takes any action to authorize any of the foregoing.

          16.1.13. JUDGMENTS; ATTACHMENT; SETTLEMENT; ETC. Any one or more judgments or orders is entered against a Covered Person or any attachment or other levy is made against the property of a Covered Person with respect to a claim or claims involving in the aggregate liabilities (not paid or fully covered by insurance, less the amount of reasonable deductibles in effect on the Execution Date) in an aggregate amount in excess of the lesser of $5,000,000 and the lowest Maximum Available Amount (during the period from the date such judgment is entered until such judgment has been satisfied), and such judgment becomes final and non-appealable or if timely appealed is not fully bonded and collection thereof stayed pending the appeal; or any Covered Person agrees to a settlement obligating any Covered Person to make a payment with respect to a claim or claims involving in the aggregate liabilities (not paid or fully covered by insurance, less the amount of reasonable deductibles in effect on the Execution Date) in an aggregate amount in excess of the lesser of $5,000,000 and the lowest Maximum


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          Available  Amount  (during the period from the date such settlement is reached  until  such  settlement  amount  has  been  paid).

          16.1.14.  PENSION  BENEFIT  PLAN TERMINATION, ETC. Any Pension Benefit
          Plan termination by the PBGC or the appointment by the appropriate United States District Court of a trustee to administer any Pension Benefit Plan or to liquidate any Pension Benefit Plan, which has or reasonably could be likely to have a Material Adverse Effect; or any event which constitutes grounds either for the voluntary termination of any Pension Benefit Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer or liquidate any Pension Benefit Plan shall have occurred and be continuing for thirty (30) days after Borrower has notice of any such event, which has or reasonably could be likely to have a Material Adverse Effect; or any voluntary termination of any Pension Benefit Plan which is a defined benefit pension plan as defined in Section 3(35) of ERISA while such defined benefit pension plan has an accumulated funding deficiency in an amount exceeding $1,000,000 in the aggregate unless Administrative Agent has been notified of such intent to voluntarily terminate such plan and Required Lenders have given their consent and agreed that such event shall not constitute an Event of Default; or the plan administrator of any Pension Benefit Plan applies under Section 412(d) of the Code for a waiver of the minimum funding standards of Section 412(1) of the Code and Required Lenders determine that the substantial business hardship upon which the application for such waiver is based could subject any Covered Person or ERISA Affiliate of any Covered Person to a liability in excess of $1,000,000 in the aggregate.

          16.1.15. LIQUIDATION OR DISSOLUTION. A Covered Person files a certificate of dissolution under applicable state Law or is liquidated or dissolved or suspends or terminates the operation of its business, or has commenced against it any action or proceeding for its liquidation or dissolution or the winding up of its business, or takes any action in furtherance thereof, except in connection with the consolidation of such a Covered Person and its assets with another Covered Person and its assets.

          16.1.16. SEIZURE OF ASSETS. All or any material part of the property of all Covered Persons is nationalized, expropriated, seized or otherwise appropriated, or custody or control of such property or of all Covered Persons is assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority, unless the same is being contested in good faith by proper proceedings diligently pursued and a stay of enforcement is in effect.

          16.1.17. RACKETEERING PROCEEDING. There is filed against any Covered Person any civil or criminal action, suit or proceeding under any federal or state racketeering statute (including, without limitation, the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding is not dismissed within 120 days and could result in the confiscation or forfeiture of any of the Collateral.

          16.1.18. LOAN DOCUMENTS; SECURITY INTERESTS. For any reason other than the failure of Administrative Agent to take any action available to it to maintain perfection of the Security Interests created in favor of Administrative Agent for the benefit of Lenders pursuant to the Loan Documents, any Loan Document ceases to be in full force and effect or any Security Interest with respect to any portion of the Collateral intended to be secured thereby ceases to be, or is not, valid, perfected and prior to all other Security Interests (other than the Permitted Security Interests, and other than sales of Inventory


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          and  Equipment  expressly  permitted  hereunder  made  in the ordinary course of business, to a bona fide purchaser, for fair market value, if all of the proceeds thereof are delivered to Administrative Agent as set forth herein) or is terminated, revoked or declared void or invalid, or Borrower or any Covered Person contests or denies that it has any liability or obligation under any agreement, term, or condition contained in any Loan Document to which Borrower or such Covered Person is a party.

          16.1.19. LOSS TO COLLATERAL. Any abandonment, loss, theft, damage or destruction of any item or items of Collateral occurs which is not covered by insurance as required herein and has or is reasonably likely to have a Material Adverse Effect.

          16.1.20. GUARANTY; GUARANTOR. Any Guaranty ceases to be in full force and effect or any action is taken to discontinue or assert the invalidity or unenforceability of any Guaranty or any Guarantor fails to comply with any of the terms or provisions of any Guaranty, or any representation or warranty of Guarantor therein is false, or any Guarantor denies that it has any further liability under any Guaranty or gives notice to Lender to such effect, or any Guarantor fails to furnish the financial statements required under any Guaranty or otherwise breaches or is in default of any obligation or covenant contained in any Guaranty.

          16.1.21. MATERIAL ADVERSE CHANGE. There occurs any action or event or there is a nonoccurrence of any action or event, which has or reasonably could be likely to have a Material Adverse Effect.

          16.1.22. NEGATIVE PLEDGE. The occurrence of a breach, default or event of default by any Borrower of a negative pledge or other agreement which restricts or otherwise prohibits a Borrower from granting any consensual lien or Security Interest with respect to its owned or leased real property upon which its business is conducted.

     16.2. CROSS-DEFAULT. An Event of Default under this Agreement will automatically and immediately constitute a default under every other Loan Document without regard to any requirement therein for the giving of notice or the passing of time.

     16.3.  RIGHTS  AND  REMEDIES.

          16.3.1. TERMINATION OF COMMITMENTS. Upon an Event of Default described in Section 16.1.12, all of the Commitments shall be deemed canceled without any action or notice by the Lenders or Administrative Agent, and Lenders shall have no obligation to make any further or subsequent Advances and no further advances shall be made without the consent of the Required Lenders. Upon the occurrence and during the continuance of any other Event of Default, the Required Lenders in their sole and absolute discretion may cancel the Commitments. Such cancellation may be, in any case, without presentment, demand or notice of any kind, which Borrower expressly waives. Borrower hereby waives any requirement for notice of acceleration.

          16.3.2.  ACCELERATION;  FUNDING. Upon an Event of Default described in
          Section 16.1.12, all of the outstanding Loan Obligations shall automatically become immediately due and payable. From and after the date the Lenders have knowledge of an Event of Default under Section 16.1.1, no further Advances shall be made unless the Required Lenders approve in writing any further Advances or unless the Required Lenders waive in writing such Event of Default. Upon the occurrence and during the continuance of any other Event of Default, and at any time thereafter, (i) the


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          Administrative  Agent may or, at the direction of the Required Lenders shall, cease making Advances, and (ii) the Required Lenders in their sole and absolute discretion may declare all of the outstanding Loan Obligations immediately due and payable. Any such acceleration may be, in either case, without presentment, demand or notice of any kind, which Borrower expressly waives.

          16.3.3. RIGHT OF SET-OFF. During an Existing Default, each Lender is hereby authorized, without notice to Borrower (any such notice being expressly waived by Borrower), to the fullest extent permitted by law, to set off and apply against the Loan Obligations any and all deposits (general or special, time or demand, provisional or final) or any other assets at any time held by or at such Lender or under the control of or otherwise pledged to such Lender, or any other Indebtedness at any time owing by such Lender (or its Affiliate) to or for the credit or the account of Borrower, irrespective of whether or not such Lender shall have made any demand under this Agreement or the Notes or any Guaranty and although such Loan Obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may otherwise have. Any such amounts shall be promptly turned-over to the Administrative Agent in the form received for application to the Loan Obligations as set forth in this Agreement. During an Existing Default, Administrative
          Agent is hereby authorized, without notice to Borrower (any such notice being expressly waived by Borrower), to set off and apply against the Loan Obligations any and all deposits (general or special, time or demand, provisional or final) or other assets at any time held by or at Administrative Agent, or under the control of or otherwise pledged to Administrative Agent, or any other Indebtedness at any time owing by Administrative Agent or any Affiliate thereof to or for the credit or the account of Borrower, irrespective of whether or not Administrative Agent or any Affiliate thereof shall have made any demand under this Agreement or the Loan Obligations and although such Loan Obligations may be unmatured.

          16.3.4. NOTICE TO ACCOUNT DEBTORS. Upon the occurrence and during the continuance of an Event of Default, Administrative Agent may (if Required Lenders concur or direct), without prior notice to Borrower, notify any or all Account Debtors that the Accounts have been assigned to Administrative Agent for the benefit of Lenders and that Administrative Agent has a Security Interest therein for the benefit of Lenders, and Administrative Agent may direct, or Borrower, at Administrative Agent's request, shall direct, any or all Account Debtors to make all payments upon the Accounts directly to Administrative Agent for the benefit of Lenders.

          16.3.5. ENTRY UPON PREMISES AND ACCESS TO INFORMATION. Upon the occurrence and during the continuance of an Event of Default, Administrative Agent may (or shall at the direction of the Required Lenders) (i) enter upon the premises leased or owned by Borrower where Collateral is located (or is believed to be located) without any obligation to pay rent to Borrower, or any other place or places where Collateral is believed to be located, (ii) render Collateral usable or saleable, (iii) remove Collateral therefrom to the premises of Administrative Agent or any agent of Administrative Agent for such time as Administrative Agent may desire in order effectively to collect or liquidate Collateral; (iv) take possession of, and make copies and abstracts of, Borrower's original books and records, obtain access to Borrower's data processing equipment, computer hardware and software relating to any of the Collateral and use all of the foregoing and the information contained therein in any manner Administrative Agent deems appropriate in connection with the exercise of Administrative Agent's rights; and (v) notify postal authorities to


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          change  the  address  for  delivery  of  Borrower's mail to an address designated by Administrative Agent and to receive, open and process all mail addressed to Borrower.

          16.3.6. COMPLETION OF UNCOMPLETED INVENTORY ITEMS. Upon the occurrence and during the continuance of an Event of Default, Administrative Agent may (or shall at the direction of the Required Lenders) request that Borrower, and Borrower shall upon such request, use Borrower's best efforts to obtain the consent of its and any other Covered Person's customers to the completion (before or after foreclosure by Administrative Agent of its security interest therein) of the manufacture of all uncompleted Inventory items that Borrower or any other Covered Person was manufacturing for such customers pursuant to contracts or accepted purchase orders, and the commitment by such customers to purchase such items upon their completion as provided in the relevant contracts or accepted purchase orders. Borrower shall, as an uncompensated agent for Lenders, complete or cause to be completed the manufacture and shipment of all such items as provided in the relevant contracts or accepted purchase orders if Administrative Agent so directs.

          16.3.7. BORROWER'S OBLIGATIONS. Upon the occurrence and during the continuance of an Event of Default, Borrower shall, if Administrative Agent so requests, assemble all the movable tangible Collateral and make it available to Administrative Agent at a place or places to be designated by Administrative Agent in its discretion.

          16.3.8. SECURED PARTY RIGHTS. Upon the occurrence and during the continuance of an Event of Default:

               16.3.8.1. Administrative Agent may exercise any or all of its rights under the Security Documents as a secured party under the UCC and any other applicable Law; and

               16.3.8.2. Administrative Agent may sell or otherwise dispose of any or all of the Collateral at public or private sale in a commercially reasonable manner, which sale Administrative Agent may postpone from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement at any adjourned sale without being required to give a new notice of sale, all as Administrative Agent deems advisable, for cash or credit. A Lender may become the purchaser at any such sale if permissible under applicable Law, and Borrower agrees that such Lender has no obligation to preserve rights to Collateral against prior parties or to marshal any Collateral for the benefit of any Person. Borrower agrees that if Administrative Agent conducts a private sale of any Collateral by requesting bids from 5 or more dealers, distributors, or lessors in that type of Collateral, any sale by Administrative Agent of such Collateral, in bulk or in parcels, to the bidder submitting the highest cash bid therefor, which occurs within 120 days of the later to occur of (a)
               Administrative Agent taking possession and control of such Collateral, or (b) Administrative Agent being otherwise authorized or permitted to sell such Collateral, is a commercially reasonable sale of such Collateral under the UCC. Borrower further agrees that 10 (ten) or more days prior written notice will be commercially reasonable notice of any public or private sale. Borrower agrees that the purchase of any Collateral by a Vendor, as provided in any agreement between Administrative Agent and the Vendor or GECDF and Vender, is a commercially reasonable disposition and private sale


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               of  such  Collateral under the UCC, and no request for bids shall be required. Borrower irrevocably waives any requirement that Administrative Agent retain possession and not dispose of any Collateral until after an arbitration hearing, arbitration award, confirmation, trial or final judgment. If Administrative Agent disposes of any such Collateral other than as herein contemplated, the commercial reasonableness of such disposition will be determined in accordance with the laws of the state governing this Agreement.

          16.3.9. JOINT AND SEVERAL. Each Obligation and liability of Borrower to Administrative Agent, each Lender, and Letter of Credit Issuer, including the Loan Obligations, are the joint and several obligations of Borrower, and Administrative Agent, any Lender, and the Letter of Credit Issuer, may proceed directly against any Borrower, or all Borrowers, or any Guarantor, or any Collateral, or all of the foregoing, or any one of the foregoing or any combination of the foregoing, without first proceeding against Borrower or any Collateral, or without joining all Persons liable or potentially liable for any portion of the Loan Obligations in one action. Each Borrower shall be jointly and severally liable as primary obligor and not merely as surety for repayment of all Loan Obligations arising under the Loan Documents. Such joint and several liability shall apply to Borrower regardless of whether any Advance was only requested by or on behalf of or made to any other Borrower or the proceeds of any Advance were used only by or on behalf of any other Borrower or any indemnification Obligation or any other Obligation arose only as a result of the action of any other Borrower. If any Borrower makes a payment in respect of the Loan Obligations hereunder and under the other Loan Documents, it shall have the rights of contribution described in this Section below against the other Borrower or Borrowers; provided that such Borrower shall not exercise its right of contribution until all of the Loan Obligations are fully and indefeasibly paid in full in cash and satisfied, no Letters of Credit are outstanding and the Letter of Credit Exposure is zero and the Commitments are terminated and Administrative Agent and the Lenders have no further obligation to extend credit to or for the account of any Borrower; provided, however, that Administrative Agent is hereby granted, for the benefit of the Lenders, a Security Interest in such right of contribution and may enforce such right during an Existing Default. It is the intent of Borrower, Administrative Agent, the Lenders, and the Letter of Credit Issuer that Borrower's maximum obligation to repay the Loan Obligations hereunder and under the other Loan Documents (the "Loan Obligation Limit") shall not exceed the greater of (i) the amount actually borrowed or received directly or indirectly by such Borrower with respect thereto and (ii) the amount which is $1.00 less than the amount which, if recorded by such Borrower as a liability, would render such Borrower not Solvent. To the extent that any Borrower makes a payment on any of the Loan
          Obligations (a "Loan Obligation Payment"), such Borrower (the "Entitled Borrower") is entitled to contribution and indemnification from, and reimbursement by, each other Borrower (a "Contributing
          Borrower") in the amount of the Contribution Obligation of such Contributing Borrower hereunder. The "Contribution Obligation" of a
          Contributing Borrower with respect to the Loan Obligation Payment of an Entitled Borrower is an amount equal to the greater of (1) the lesser of (x) such Contributing Borrower's Loan Obligation Limit at the time the Loan Obligation Payment is made and (y) such Contributing Borrower's Allocable Share of the Loan Obligation Payment, and (2) the amount of all proceeds from the Loan Obligations actually received by such Contributing Borrower or applied by the recipient thereof directly or indirectly for the benefit of such Contributing Borrower, less the sum of any repayments thereof and any Loan Obligation
          Payments made by such Contributing Borrower prior to the time the applicable Loan Obligation Payment is made. The "Allocable Share" of a


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          Contributing  Borrower  is  a fraction, the numerator of which is such
          Contributing Borrower's Loan Obligation Limit at the time the applicable Loan Obligation Payment is made and the denominator of which is the sum of the Loan Obligation Limits of all of the Contributing Borrowers (plus a similarly computed amount for any Guarantor which has a similar obligation to make a contribution) as of such time.

          16.3.10. MISCELLANEOUS. Upon the occurrence of an Event of Default and at any time thereafter, Administrative Agent and/or Lenders may exercise any other rights and remedies available to Administrative Agent and/or Lenders under the Loan Documents or otherwise available to Administrative Agent and/or Lenders at law or in equity.

     16.4. APPLICATION OF FUNDS. Any funds received by Lenders or Administrative Agent for the benefit of Lenders with respect to any Loan Obligation after its Maturity, including proceeds of Collateral, shall be applied as follows: (i) first, to reimburse Lenders based on their respective pro-rata shares for any amounts due to Lenders under Section 18.6; (ii) second, to reimburse to Administrative Agent all unreimbursed costs and expenses paid or incurred by Administrative Agent that are payable or reimbursable by Borrower hereunder; (iii) third, to reimburse to Lenders based on their respective Pro- Rata Shares for unreimbursed costs and expenses paid or incurred by Lenders (including costs and expenses incurred by Administrative Agent as a Lender that are not reimbursable as provided in the preceding clause) that are payable or reimbursable by Borrower hereunder; (iv) fourth, to the payment of accrued and unpaid fees due hereunder and all other amounts due hereunder and to cash collateralize (at 105% of the face amount) any letters of credit issued by Administrative Agent or its Affiliates (other than the Loans and interest accrued thereon); (v) fifth, to the payment of interest accrued on the Loans to each of Lenders based on their respective pro-rata shares; and to the payment (pari passu with the foregoing) of any Interest/Currency Hedge Obligations; (vi) sixth, to the payment of the Loans of each of Lenders, in such order as each Lender determines in its absolute discretion; and (vii) seventh, to the payment of the other Loan Obligations based on each Lender's respective pro-rata shares. Any remaining amounts shall be applied to payment of all the Obligations to Administrative Agent. Any further remaining amounts shall be paid to Borrower or such other Persons as shall be legally entitled thereto. Except as expressly provided otherwise herein, Lenders may apply, and reverse and reapply, payments and proceeds of the Collateral to the Loan Obligations in such order and manner as Lenders determine in their absolute discretion. Borrower hereby irrevocably waives the right to direct the application of payments and proceeds of the Collateral. Notwithstanding the foregoing, the Administrative Agent and the Lenders may, with respect to the Aggregate Floorplan Loan Facility apply:
     (i) at any time, payments to reduce finance charges first and then principal, regardless of Borrower's instructions; and (ii) principal payments to the oldest (earliest) invoice for Collateral financed by Administrative Agent and Lenders under the Aggregate Floorplan Loan Facility (including the Interim Floorplan Loan Facility), but, in any event, all principal payments will first be applied to such Collateral financed by Administrative Agent and Lenders under the Aggregate Floorplan Loan Facility (including the Interim Floorplan Loan Facility) which is sold, lost, stolen, damaged, rented, leased, or otherwise disposed of or unaccounted for.

     16.5. LIMITATION OF LIABILITY; WAIVER. Administrative Agent and Lenders shall not be liable to Borrower as a result of any commercially reasonable possession, repossession, collection or sale by Administrative Agent of Collateral; and Borrower hereby waives all rights of redemption from any such sale and the benefit of all valuation, appraisal and exemption Laws. If Administrative Agent seeks to take possession of any of the Collateral by replevin or other court process, Borrower hereby irrevocably waives (i) the posting of any bonds, surety and security relating thereto required by any statute, court rule or otherwise as an incident to such possession,


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     (ii)  any demand for possession of the Collateral prior to the commencement of any suit or action to recover possession thereof, (iii) any requirement that Administrative Agent retain possession and not dispose of any Collateral until after trial or final judgment, and (iv) to the extent permitted by applicable Law, all rights to notice and hearing prior to the exercise by Administrative Agent of Administrative Agent's right to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing. Administrative Agent shall have no obligation to preserve rights to the Collateral or to marshal any Collateral for the benefit of any Person.

     16.6. NOTICE. Any notice of intended action required to be given by Administrative Agent (including notice of a public or private sale of Collateral), if given as provided in Section 20.1 at least 10 days prior to such proposed action, shall be effective and constitute reasonable and fair notice to Borrower.

17.  ADMINISTRATIVE  AGENT  AND  LENDERS.

     17.1. APPOINTMENT, POWERS, AND IMMUNITIES. GECDF is hereby appointed Administrative Agent hereunder and under each of the other Loan Documents. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in Section 18.5 and the first sentence of Section 18.6 hereof shall include its Affiliates and its own and its Affiliates' officers, directors, employees, representatives, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender; (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Covered Person or any other Person to perform any of its obligations thereunder; (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Covered Person or the satisfaction of any condition or to inspect the property (including the books and records) of any Covered Person or any of its Subsidiaries or Affiliates; (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document (other than normal collection procedures from the Lockboxes); and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

     17.2. RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Covered Person), independent accountants, and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until the Administrative Agent receives and accepts an Assignment and Acceptance executed in


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     accordance  with  this  Agreement. As to any matters not expressly provided for by this Agreement, the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided,
                                                                       --------
     however,  that  the  Administrative Agent shall not be required to take any
     -------
     action that exposes the Administrative Agent to personal liability or that is contrary to any Loan Document or applicable Law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

     17.3. EMPLOYMENT OF ADMINISTRATIVE AGENTS AND COUNSEL. Administrative Agent may execute any of its duties hereunder by or through employees, agents, and attorneys-in-fact and shall not be liable to any Lender, except with respect to money or securities received by it or such agents or attorneys-in-fact, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and shall not be liable to any Lender for acting or failing to act as advised by such counsel, except where doing so violates an express obligation of Administrative Agent under the Loan Documents.

     17.4. DEFAULTS. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Administrative Agent has received written notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a written notice of the occurrence of a Default or Event of Default, the Administrative Agent shall promptly give notice thereof to the Lenders. The Administrative Agent shall (subject to
     Section 17.2 hereof) take such action with respect to such Default or Event of Default as shall be directed by the Required Lenders, provided that,
                                                                  -------- ----
     unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

     17.5. RIGHTS AS LENDER. With respect to its Commitments and the Loans made by it, GECDF (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity as a Lender. GECDF (and any successor acting as Administrative Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Covered Person or any of its Subsidiaries or Affiliates or any Guarantor as if it were not acting as Administrative Agent, and GECDF (and any successor acting as Administrative Agent) and its Affiliates may accept fees and other consideration from any Covered Person or any of its Subsidiaries or Affiliates or any Guarantor for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

     17.6. INDEMNIFICATION. The Lenders agree to reimburse and indemnify the Administrative Agent (to the extent not reimbursed under the terms of Section 18.6, but without limiting the obligations of the Borrower under such Section) in accordance with their respective pro-rata shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent


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     (including by any Lender) in any way relating to or arising out of any Loan
     Document or the transactions contemplated thereby or any action taken or omitted by the Administrative Agent under any Loan Document; provided that
                                                                   --------
     no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its pro-rata share of any costs or expenses payable by the Borrower to Administrative Agent under this Agreement or the other Loan Documents, to the extent that the Administrative Agent is not promptly reimbursed for such costs and expenses by the Borrower. If Lenders reimburse Administrative Agent and Administrative Agent subsequently receives reimbursement from Borrower, Administrative Agent shall promptly remit to the Lenders (without interest) their pro-rata share of such reimbursement received from Borrower. If Administrative Agent is for any reason compelled to surrender any payment or any proceeds of the Collateral because such payment or the application of such proceeds is for any reason invalidated, declared fraudulent, set aside, or determined to be void or voidable as a preference, an impermissible set-off, or a diversion of trust funds, then this Agreement and the Loan Obligations to which such payment or proceeds was applied or intended to be applied shall be revived as if such application was never made, and to the extent Administrative Agent has been compelled to surrender any such payment or proceeds which have been distributed by Administrative Agent to a Lender and Borrower has not repaid such amounts immediately upon demand by Administrative Agent, such Lender shall be liable to pay, and shall promptly on demand pay, to Administrative Agent the amount of any such payments or proceeds so received by Lender and surrendered by Administrative Agent, and shall indemnify Administrative Agent for and hold Administrative Agent harmless from any loss with respect to payments or proceeds received by such Lender and surrendered by Administrative Agent. The agreements contained in this Section shall survive payment in full of the Loans and all other amounts payable under this Agreement and the termination of the Commitments.

     17.7. NOTIFICATION OF LENDERS. Each Lender agrees to use commercially reasonable efforts (but no Lender shall have liability to any other Lender or Administrative Agent for failure to use such commercially reasonable efforts, unless such failure is due to a Lender's willful misconduct in not using such commercially reasonable efforts), upon becoming actually aware of anything which has or is reasonably likely to have a Material Adverse Effect on any Covered Person, including any Guarantor, to promptly notify Administrative Agent thereof. Administrative Agent shall promptly deliver to each Lender copies of every written notice, demand, report (including any financial report), or other writing which Administrative Agent gives to or receives from Borrower or any Lender, or of which Administrative Agent, in its capacity as a Lender otherwise becomes actually aware, and which itself (a) constitutes, or which contains information about, something that has or is reasonably likely to have a Material Adverse Effect on any Covered Person, including any Guarantor, or (b) is otherwise delivered to Administrative Agent by Borrower pursuant to the Loan Documents and is deemed material information by Administrative Agent in its sole discretion. Any Lender may specifically request certain information regarding any Covered Person which it reasonably believes is in the possession of Administrative Agent. Administrative Agent and its directors, officers, agents, and employees shall have no liability to any Lender for failure to deliver any such item to such Lender unless the failure constitutes gross negligence or willful misconduct.

     17.8. NON-RELIANCE ON AGENT AND OTHER LENDERS. Each Lender agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Covered Persons and their Subsidiaries and the Guarantors and its own decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative


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     Agent  or  any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Covered
     Person or any of its Subsidiaries or Affiliates or any of the Guarantors that may come into the possession of the Administrative Agent or any of its Affiliates.

     17.9. RESIGNATION. The Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. Effective with such resignation, the resigning Administrative Agent shall assign (at Borrower's sole cost and expense) all Security Interests and liens in the Collateral, security documents and UCC filings, and do all other things reasonably necessary so as to assign and transfer the Security Interests in the Collateral (including, all documents effectuating or evidencing such Security Interests) to any successor Administrative Agent. The successor Administrative Agent appointed by the Required Lenders shall be a Lender. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty
     (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a commercial bank or other financial institution organized under the laws of the United States of America or any state thereof having combined capital and surplus of at least $300,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

     17.10. COLLECTIONS AND DISTRIBUTIONS TO LENDERS BY ADMINISTRATIVE AGENT. Except as otherwise provided in this Agreement, including the other provisions of this Agreement pertaining to interest on the Floorplan Loans and the Interim Floorplan Loans and the provisions of Section 4.5 pertaining to the suspension or reduction of payments of principal and interest to the Lenders under certain circumstances, all payments of interest, fees, principal and other amounts received by Administrative Agent for the account of Lenders shall be distributed by Administrative Agent to Lenders in accordance with their pro-rata shares of the outstanding Loan Obligations at the time of such distribution by wire transfer of same day funds to Lenders as provided in this Agreement (or entirely to Administrative Agent in the case of payments of interest, fees or principal with respect to the Swingline Loan) on the Settlement Date following the date when received, unless received after 12:00 noon (Local
     Time) on a Settlement Date, in which case they shall be so distributed by 12:00 noon (Local Time) on the next Settlement Date. All amounts received by any Lender on account of the Loan Obligations, including amounts received by way of setoff, shall be paid over promptly to Administrative Agent for distribution to Lenders as provided above in this Section. Such distributions shall be made according to instructions that each Lender may give to Administrative Agent from time to time.

     17.11. PROVISION REGARDING PAYMENTS. Lenders agree that the Lenders shall be obligated to make any required purchase and or sale from another Lender on a Settlement Date or required reimbursement to Administrative Agent following the termination of the Lenders obligations to


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     make  Advances  under  Sections  16.3.1  and  16.3.2 of this Agreement. The parties acknowledge and agree that the provisions of this Section 17.11 are solely for the benefit of Administrative Agent and the Lenders and not for Borrower or any other Person.

18.  GENERAL.

     18.1. LENDERS' RIGHT TO CURE. Administrative Agent or any Lender may (but shall not be obligated to), from time to time, in its absolute discretion, for Borrower's account and at Borrower's expense, pay (or, with the consent of Required Lenders, make a Revolving Loan Advance, or Floorplan Loan Advance to pay) any amount or do any act required of Borrower hereunder or requested by Administrative Agent or Required Lenders to preserve, protect, maintain or enforce the Loan Obligations, the Collateral or Administrative Agent's Security Interests therein for the benefit of Lenders, and which Borrower fails to pay or do, including payment of any judgment against Borrower, insurance premium, Taxes, warehouse charge, finishing or processing charge, landlord's claim, and any other Security Interest upon or with respect to the Collateral. All payments that Lenders make pursuant to this Section and all out-of-pocket costs and expenses that Lenders pay or incur in connection with any action taken by them hereunder shall be a part of the Loan Obligations, the repayment of which shall be secured by the Collateral. Any payment made or other action taken by Lenders pursuant to this Section shall be without prejudice to any right to assert an Event of Default hereunder and to pursue Lender's other rights and remedies with respect thereto.

     18.2. RIGHTS NOT EXCLUSIVE. Every right granted to Administrative Agent and Lenders hereunder or under any other Loan Document or allowed to it at law or in equity shall be deemed cumulative and may be exercised from time to time.

     18.3. SURVIVAL OF AGREEMENTS. All covenants and agreements made herein and in the other Loan Documents shall survive the execution and delivery of this Agreement, the Notes and other Loan Documents and the making of every Advance. All agreements, obligations and liabilities of Borrower under this Agreement concerning the payment of money to Administrative Agent and Lenders, including Borrower's obligations under Sections 18.5 and 18.6, but excluding the obligation to repay the Loans and interest accrued thereon, shall survive the repayment in full of the Loans and interest accrued thereon, whether or not indefeasible, the return of the Notes to Borrower and the termination of the Commitments.

     18.4.  ASSIGNMENTS.

          18.4.1. PERMITTED ASSIGNMENTS. At any time after the Execution Date, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of the Notes payable to it, its Commitments and its Loans), provided that the terms of assignment satisfy the following requirements:

               18.4.1.1. Administrative Agent shall have accepted the assignment, which acceptance shall not be unreasonably withheld; provided, however, that if the Commitments have been terminated and the Loan Obligations accelerated by the Required Lenders, then Administrative Agent's consent shall not be required.

               18.4.1.2. Each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations under this Agreement.


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               18.4.1.3. For each assignment involving the issuance and transfer of Notes, the assigning Lender shall execute an Assignment and Acceptance in the form attached hereto as Exhibit 18.4.1 together with any Note subject to such assignment and a processing fee of $4,000.

               18.4.1.4. The minimum Commitment which shall be assigned (which shall include the applicable portion of the assigning Lender's Revolving Loan Commitment, and Floorplan Loan Facility, and the Letter of Credit Facility (and in the case of Administrative Agent, the Swingline Commitment and the Interim Floorplan Loan Facility)) is $10,000,000 or such lesser amount which constitutes such Lender's entire Commitment; provided, however, that no such minimum shall apply between a Lender and its Affiliates, or between one Lender and another Lender or to an assignment of all of a Lender's rights and obligations under this Agreement.

               18.4.1.5. The assignee shall have an office located in the United States and is otherwise an Eligible Assignee.

          Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section, the assignor, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Administrative Agent certification as to the exemption from deduction or withholding of Taxes in accordance with Section 4.13.

          18.4.2.  REGISTER;  CONSEQUENCES  AND  EFFECT  OF  ASSIGNMENTS.

               18.4.2.1. From and after the effective date specified in any Assignment and Acceptance, the assignee shall be deemed and treated as a party to this Agreement and, to the extent that rights and obligations hereunder and under the Notes held by the assignor have been assigned or negotiated to the assignee pursuant to such Assignment and Acceptance, to have the rights and obligations of a Lender hereunder as fully as if such assignee had been named as a Lender in this Agreement and of a holder of such Notes, and the assignor shall, to the extent that rights and obligations hereunder or under such Notes have been assigned or negotiated by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its future obligations under this Agreement.

               18.4.2.2. By executing and delivering an Assignment and Acceptance, the assignor thereunder and the assignee confirm to and agree with each other and the other parties hereto substantially as follows: (i) the assignment made under such Assignment and Acceptance is made without recourse; (ii) such assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Covered Person or Guarantor or the performance or observance by any Covered Person or Guarantor of any of its Loan Obligations;
               (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the Financial Statements and such


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               other  Loan  Documents  and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon Administrative Agent, such assignor, or any other Lender, and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender and a holder of a Note.

               18.4.2.3. The Administrative Agent shall maintain at its address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit 18.4.1 hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto and to Borrower.

          18.4.3. ADMINISTRATIVE AGENT TO RETAIN COPIES OF ASSIGNMENTS AND ACCEPTANCES. Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to and accepted by it.

          18.4.4. NOTICE TO BORROWER OF ASSIGNMENT. Upon its receipt of an Assignment and Acceptance executed by an assigning Lender, if Administrative Agent accepts the assignment contemplated thereby, Administrative Agent shall give prompt notice thereof to Borrower. If Borrower consents to the assignment contemplated thereby (Borrower agrees such consent shall not be unreasonably withheld or delayed), Borrower shall execute and deliver replacement Notes to the assignor and assignee as requested by Administrative Agent and necessary to give effect to the assignment; provided, however, no consent of Borrower to any assignment shall be required during an Existing
          Default. If Borrower fails or refuses to execute and deliver such replacement Notes, Administrative Agent may, as agent and attorney-in-fact for Borrower, execute and deliver such replacement Notes on behalf of Borrower. Borrower hereby appoints Administrative
          Agent as its agent and attorney-in-fact for such purpose and acknowledges that such power is coupled with an interest and therefore irrevocable until the Loan Obligations have been indefeasibly paid in full in cash, the Commitments have


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          terminated,  no  Letters  of  Credit are outstanding and the Letter of
          Credit Exposure is irreversibly zero and the Administrative Agent and the Lenders have no other commitment to extend credit or make advances to or for the account of Borrower. Administrative Agent shall not have any liability to Borrower or anyone else, including any Lender, as a consequence of exercising the power granted to Administrative Agent in the foregoing sentence in any instance, except in cases of Administrative Agent's gross negligence or willful misconduct.

          18.4.5. ASSIGNMENT TO FEDERAL RESERVE BANK. Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

          18.4.6. INFORMATION. Any Lender or Administrative Agent may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender or Administrative Agent, as the case may be, from time to time to assignees, affiliates or participants (including prospective assignees and participants).

          18.4.7. SALE OF PARTICIPATIONS. No Lender may sell participations in its Loans to any other Person; provided, however, any Lender may sell such participations as it may be required to do under any applicable Law or as otherwise instructed to do so by any Governmental Authority.

     18.5. PAYMENT OF EXPENSES. Borrower agrees to pay or reimburse to Administrative Agent all of Administrative Agent's reasonable out-of-pocket costs incurred in connection with Administrative Agent's due diligence review before execution of the Loan Documents; the negotiation and preparation of proposals, a commitment letter and the Loan Documents; the syndication of the Loans; the administration of this Agreement, the Loan Documents and the Loans; the perfection of Administrative Agent's Security Interests in the Collateral; the interpretation of any of the Loan Documents; the enforcement of Administrative Agent's rights and remedies under the Loan Documents after a Default or Event of Default; any amendment of or supplementation to any of the Loan Documents; and any waiver, consent or forbearance with respect to any Default or Event of Default. Administrative Agent's reasonable out-of-pocket costs may include but are not limited to the following, to the extent they are actually paid or incurred by Administrative Agent: title insurance fees and premiums; the cost of searches for Security Interests existing against Covered Persons or Guarantors; recording and filing fees and taxes; appraisal fees; environmental consultant fees; litigation costs; and all attorneys' and paralegals' expenses and reasonable fees. Attorneys' and paralegals' expenses may include but are not limited to filing charges; telephone, data transmission, facsimile and other communication costs; courier and other delivery charges; and photocopying charges. Litigation costs may include but are not limited to filing fees, deposition costs, expert witness fees, expenses of service of process, and other such costs paid or incurred in any administrative, arbitration, or court proceedings involving a Lender and any Covered Person, including proceedings under the Bankruptcy Code.
     All costs which Borrower is obligated to pay or reimburse Administrative Agent are Loan Obligations payable to Administrative Agent and are payable on demand by Administrative Agent.

     18.6.  GENERAL  INDEMNITY.


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          18.6.1.  Borrower agrees to indemnify and hold harmless Administrative
          Agent, each Lender, the Letter of Credit Issuer, and each of their affiliates and their respective officers, directors, employees, attorneys, representatives, agents, and advisors (each, an "Indemnified Party") from and against any and all claims, damages,
           ------------------
          losses, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Loan Documents, the Acquisition Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans (including, without limitation, any payments made by Administrative Agent to any Person (other than Borrower) who is a party to any blocked account and/or lockbox agreement, including, without limitation, any indemnity payments by Administrative Agent thereunder), or the manufacture, storage, transportation, release or disposal of any Hazardous Material on, from, over or affecting any of the Collateral or any of the assets, properties, or operations of any Covered Person or any predecessor in interest, directly or indirectly, except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, its directors, shareholders or creditors or an Indemnified
          Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Borrower agrees not to assert and agrees that it will not direct any other Covered Person to assert, any claim against any Indemnified Party, on any theory of liability, for special, indirect, consequential, exemplary or punitive damages arising out of or otherwise relating to the Loan Documents, the Acquisition Documents any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans. Borrower also agrees to pay, indemnify and hold harmless the Indemnified Parties for, from and against, and shall promptly reimburse the Indemnified Parties for, any and all claims, damages, liabilities, losses, costs and expenses (including reasonable attorneys' fees and expenses and amounts paid in settlement) incurred, paid or sustained by the Indemnified Parties, or enforcement by Administrative Agent of any of its rights with respect thereto, except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. Borrower shall pay, indemnify and hold harmless the Indemnified Parties for, from and against, and shall promptly reimburse the Indemnified Parties for, any and all claims, damages, liabilities, losses, costs and expenses (including reasonable attorneys' fees and expenses and amounts paid in settlement) incurred, paid or sustained by the Indemnified Parties, arising out of or relating to the Acquisition Documents or enforcement by Administrative Agent of any of its rights with respect thereto. Each Borrower covenants and agrees to assume liability for and to protect, indemnify and hold harmless the Administrative Agent, each of the Lenders, and the Letter of Credit Issuer from any and all liabilities, obligations, damages, penalties, claims, causes of action, costs, charges and expenses (including without limitation, attorneys' fees), which may be incurred by, imposed or asserted against the Administrative Agent, any Lender, or the Letter of Credit Issuer, howsoever arising or incurred because of. out of or in connection with the disbursements of Revolving Loans, Swingline Loans, Interim Floorplan Loans, or Floorplan Loans in accordance with Section 2.10; provided, however, the liability of the


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          Borrowers  pursuant  to  this  indemnity  shall  not  extend  to  any liability, obligation, damage, penalty, claim, cause of action, cost, charge or expense caused by or arising out of the gross negligence or willful misconduct of the Administrative Agent, the Lenders or the Letter of Credit Issuer. Borrower: (i) is obligated to pay any Loan Obligation even if any Collateral is defective or fails to conform to any warranties extended by any third party; (ii) shall not assert against Administrative Agent, any Lender, the Letter of Credit Issuer or any other Indemnified Party any claim or defense Borrower has against any third party; and (iii) indemnify and hold Administrative Agent, any Lender, the Letter of Credit Issuer and any other Indemnified Party harmless against all claims and defenses asserted by any buyer of the Collateral relating to the condition of, or any representations regarding, any of the Collateral. Borrower irrevocably waives all rights of offset and counterclaims Borrower may have against Administrative Agent, any Lender, or the Letter of Credit Issuer, except counterclaims arising in cases of Administrative Agent's, Lender's or the Letter of Credit Issuer's gross negligence or willful misconduct.

          18.6.2. The obligations of Borrower under this Section 18.6 shall survive the termination of the Commitments, the indefeasible full payment in cash and satisfaction of all of the Loan Obligations, and the release of the Collateral. All amounts, obligations and liabilities referred to in Section 18.6.1 shall be deemed to be a part of the Loan Obligations and shall be paid to Administrative Agent on demand.

          18.6.3. To the extent that any of the indemnities required from Borrower under this Section are unenforceable because they violate any Law or public policy, Borrower shall pay the maximum amount which it is permitted to pay under applicable Law.

          18.6.4. The foregoing indemnification shall not apply to the extent such liabilities and costs are determined to have resulted or been caused, in whole or in part, by the gross negligence or willful misconduct on the part of such Indemnified Party. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND EXCEPT AS PROVIDED BY THE IMMEDIATELY PRECEDING SENTENCE.

          18.6.5. In exchange for, among other things, Administrative Agent's agreement to make any payments to any Person (other than Borrower or a Covered Person) who is a party to any blocked account, lockbox agreement, bailee letter, landlord waiver or other similar agreement entered into in connection herewith (including any indemnity payments by Administrative Agent thereunder, collectively, "Third Person Reimbursement Agreements"), Borrower hereby indemnifies, releases, discharges and acquits forever Administrative Agent and each Lender and any of their respective officers, directors, servants, agents, employees and attorneys, past, present and future, from any and all claims, demands and causes of action, of whatever nature, whether in contract or tort, accrued or to accrue, contingent or vested, known or unknown, running in favor of Borrower or any Covered Person arising out of or relating to such Third Person Reimbursement Agreements, except those arising from Administrative Agent's or any Lender's gross negligence or willful misconduct.

     18.7. LETTERS OF CREDIT. Borrower assumes all risks of the acts or omissions of any beneficiary of any of the Letters of Credit. Neither Letter of Credit Issuer, Administrative Agent, any Lender nor any of their respective directors, officers, employees, agents, or representatives shall be liable or responsible for: (a) the use which may be made of any of the Letters of Credit or for any acts


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     or  omissions  of  beneficiary  in  connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the Letter of Credit Issuer against presentation of documents which, on their face, appear to comply with the terms of any Letter of Credit, even though such documents may fail to bear any reference or adequate reference to any such Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit in connection with which Letter of Credit Issuer would, pursuant to the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (as amended from time to time), be absolved from liability. In furtherance and not in limitation of the foregoing, Letter of Credit Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

     18.8. CHANGES IN ACCOUNTING PRINCIPLES. If any Covered Person, at the end of its fiscal year and with the concurrence of its independent certified public accountants, changes the method of valuing the Inventory of such Covered Person, or if any other changes in accounting principles from those used in the preparation of any of the Financial Statements are required by or result from the promulgation of principles, rules, regulations, guidelines, pronouncements or opinions by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or bodies with similar functions), and any of such changes result in a change in the method of calculation of, or affect the results of such calculation of, any of the financial covenants, standards or terms found herein, then the parties hereto agree to enter into and diligently pursue negotiations in order to amend such financial covenants, standards or terms so as to equitably reflect such changes, with the desired result that the criteria for evaluating the financial condition and results of operations of such Covered Person shall be the same after such changes as if such changes had not been made; provided, however, that until such amendments are made, all financial covenants herein and all the provisions hereof which contemplate financial calculation hereunder shall remain in full force and effect.

     18.9. LOAN RECORDS. The date and amount of all Advances to Borrower and payments of amounts due from Borrower under the Loan Documents will be recorded in the records that Administrative Agent normally maintains for such types of transactions. The failure to record, or any error in recording, any of the foregoing shall not, however, affect the obligation of Borrower to repay the Loans and other amounts payable under the Loan Documents. Borrower shall have the burden of proving that such records are not correct. Borrower agrees that Administrative Agent's and any Lender's books and records showing the Loan Obligations and the transactions pursuant to this Agreement shall be admissible in any action or proceeding arising therefrom, and shall constitute prima facie proof thereof, irrespective of whether any Loan Obligation is also evidenced by a promissory note or other instrument. Any statement sent by Administrative Agent or a Lender to a Covered Person shall be deemed correct, accurate and binding on Borrower and an account stated (except for reversals and reapplications of payments as provided in Section 6.7 and corrections of errors discovered by Administrative Agent or a Lender), unless Borrower notifies Administrative Agent in writing to the contrary within 30 days after such statement is rendered. In the event a timely written notice of objections is given by Borrower, only the items to which exception is expressly made will be considered to be disputed by Borrower.

     18.10. OTHER SECURITY AND GUARANTIES. Administrative Agent or any Lender may, without notice or demand and without affecting Borrower's obligations hereunder, from time to time, for the benefit of the other Lenders and Administrative Agent (based upon each Lender's pro-rata share): (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Loan Obligations and exchange, enforce and release such collateral or any part thereof; and (b) accept and hold any endorsement or Guaranty of payment of all or any


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     part of the Loan Obligations and release or substitute any such endorser or
     Guarantor, or any Person who has given any Security Interest in any other collateral as security for the payment of all or any part of the Loan Obligations, or any other Person in any way obligated to pay all or any part of the Loan Obligations.

     18.11. LOAN OBLIGATIONS PAYABLE IN DOLLARS. All Loan Obligations shall be payable only in Dollars. If, however, to obtain a judgment in any court it is necessary to convert a Loan Obligation payable in Dollars into another currency, the rate of exchange used shall be that at which Administrative Agent, using its customary procedures, could purchase Dollars with such other currency in New York, New York on the Business Day immediately preceding the day on which such judgment is rendered. If any sum in another currency is paid to a Lender or received by a Lender and applied to a Loan Obligation payable in Dollars, such Loan Obligation shall be deemed paid and discharged only to the extent of the amount of Dollars that Administrative Agent, using its customary procedures, is able to purchase in New York, New York with such sum on the Business Day immediately following receipt thereof. Borrower agrees to indemnify each Lender against any loss in Dollars that it may incur on such Loan Obligation as a result of such payment or receipt and application to such Loan Obligation.

     18.12. REIMBURSEMENT OBLIGATIONS OF BORROWER. Each Borrower hereby unconditionally agrees to immediately pay to Administrative Agent or any Affiliate thereof who issues a letter of credit on Borrower's behalf or for Borrower's account all amounts required to pay all drafts drawn under any such letters of credit issued for the account of Borrower and all reasonable expenses incurred by Administrative Agent or any Affiliate thereof who issues any such letter of credit in connection with such letters of credit and in any event and without demand to remit (which may be through obtaining Advances) sufficient funds to pay all debts and liabilities arising under any letter of credit issued for the account of Borrower. Borrower assumes all risks of the acts or omissions of any beneficiary of any letters of credit issued for the benefit of Borrower or for Borrower's account. Neither Administrative Agent, its Affiliates or any Lender, nor any of their respective directors, officers, employees, agents, or representatives shall be liable or responsible for: (a) the use which may be made of any of the letters of credit issued for the benefit of Borrower or for Borrower's account or for any acts or omissions of beneficiary in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by Administrative Agent to any of its Affiliates in connection with, or payment by any Affiliate of Administrative Agent against, presentation of documents which, on their face, appear to comply with the terms of any such letter of credit, even though such documents may fail to bear any reference or adequate reference to any such letter of credit; or (d) any other circumstances whatsoever in making or failing to make payment under any letter of credit in connection with which Administrative Agent would, pursuant to the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (as amended or replaced from time to time) with respect to documentary letters of credit or the International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590 (as amended or replaced from time to time) with respect to standby letters of credit, or the UCC, be absolved from liability. In furtherance and not in limitation of the foregoing, Administrative Agent or any Affiliate thereof may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary. The rights of Administrative Agent and its Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Administrative Agent and its Affiliates may otherwise have.


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     18.13. CONFIDENTIALITY. Administrative Agent may obtain from any vendor any credit, financial or other information regarding Borrower that such vendor may from time to time possess. Administrative Agent and each Lender agrees that it will not disclose to third Persons any information that it obtains about Borrower or its operations or finances that are designated by Borrower in writing as confidential or that Borrower has advised Lenders in writing constitutes non-public information. Administrative Agent and any Lender may, however, disclose such information to their Affiliates, to each other, to each other's Affiliates, and to all of the officers, attorneys, auditors, accountants, bank examiners, agents and representatives of the foregoing who have a need to know such information in connection with the administration, interpretation or enforcement of the Loan Documents or the lending and collection activity contemplated therein or to the extent required by Law or a Governmental Authority. Administrative Agent or such Lender shall use their reasonable efforts to advise such Persons that such information is to be treated as confidential, but shall have no liability for failure to do so, unless such failure is willful. Administrative Agent or any Lender may also disclose such information in any documents that it files in any legal proceeding to pursue, enforce or preserve its rights under the Loan Documents. Administrative Agent may also disclose credit, financial, or other information on Borrower in Administrative Agent's possession with Vendors and potential Vendors, suppliers of Borrower, any Persons liable for the Loan Obligations, or any Person involved in the Floorplan Loan Facility or Interim Floorplan Loan Facility. Administrative Agent's and Lenders' non-disclosure obligation shall not apply to any information that (i) is disclosed to Administrative Agent or any Lender by a third Person not affiliated with or employed by Borrower who does not, to Administrative Agent's or such Lender's knowledge, have a commensurate duty of non-disclosure, or (ii) is or becomes publicly known other than as a result of disclosure by Administrative Agent or a Lender.

     18.14. TAX TREATMENT WAIVER. Notwithstanding any provision of this Agreement to the contrary, any party hereto (and each employee, representative, or other agent of each such party) may disclose to any and all Persons, without limitation of any kind, the "tax treatment," "tax structure," and "tax strategies" of the transactions contemplated hereby and the other Loan Documents and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to any such tax treatment, tax structure, or tax strategy. This authorization is effective immediately upon the Effective Date. The terms "tax treatment," "tax structure," and "tax strategies" shall be ascribed the meaning set forth in Treas. Reg. Sec.1.6011-4, and this paragraph shall be construed so as to cause the subject transaction not to have been offered or entered into under conditions of confidentiality as described in Treas. Reg. Sec.1.6011-4(b)(3).

     18.15.  TERMINATION.

          18.15.1. TERMINATION FEE. Borrower may terminate no less than all of the Commitments at any time prior to the third Anniversary Date upon:
          (a) at least 60 days written notice to Administrative Agent; (b) payment to Administrative Agent of all Loan Obligations; and (c) the one-time payment of an amount as follows to the Administrative Agent for the pro-rata benefit of the Lenders (such payment being the "Termination Fee"):

            DATE OF                    PERCENT OF AGGREGATE
          TERMINATION                       COMMITMENTS

     On or prior to the first                 .250%
     Anniversary Date


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     After the first Anniversary Date         .150%
     through and including the
     second Anniversary Date

     After the second Anniversary             .050%
     Date through and including the
     third Anniversary Date

The foregoing percentages are percentages of the Total Aggregate Facility Limit as of the Effective Date. In addition, the Termination Fee will also be owing and shall be paid by Borrower if the Commitments are terminated on account of an Event of Default. Notwithstanding the foregoing, (i) if the Lenders are replaced and the Loan Obligations are fully and indefeasibly paid in cash by a new bank group providing comparable financing (including a similar floorplan line of credit) and in such new bank group Lenders holding at least 60.0000% of all of the Commitments participate as lenders, then the foregoing Termination Fee shall be waived, and (ii) if there is no Existing Default and there has been no Default or Event of Default within the preceding 60 day period and the Required Lenders elect to terminate the Commitments as set forth in Section 3.5, then if the Borrower fully and indefeasibly pays the Loan Obligations in cash within 90 days of its receipt of such termination notice, then the Termination Fee shall be waived.

          18.15.2. LIQUIDATED DAMAGES. Each party hereto agrees that any Termination Fee represents liquidated damages and is not a penalty.

          18.15.3. IRREVOCABLE; TERMINATION OF ENTIRE AGREEMENT. Any notice of termination delivered by Borrower to Administrative Agent (which shall be in writing) shall be irrevocable. It is understood that Borrower may elect to terminate this Agreement in its entirety only, as provided herein, and no Section, Commitment or other portion may be terminated singly.

          18.15.4. EFFECT ON OBLIGATIONS. No termination will relieve Borrower from any Loan Obligations or other obligations to the Lenders or Administrative Agent under this Agreement and the other Loan Documents

19.  BINDING  ARBITRATION.

     19.1. ARBITRABLE CLAIMS. Except as otherwise specified below, all actions, disputes, claims and controversies under common law, statutory law or in equity of any type or nature whatsoever, whether arising before or after the date of this Agreement and the Loan Documents, and whether directly or indirectly relating to: (a) this Agreement or any amendments, modifications, restatements, waivers, and addenda hereto, or the breach, invalidity or termination hereof; (b) any previous or subsequent agreement between or among Administrative Agent, Lenders, Borrower and any other Covered Person; (c) any act committed by Administrative Agent, Lenders or by any parent company, subsidiary or affiliated company of Administrative Agent or the Lenders (the "Lender Companies"), or by any employee, agent, officer or director of a Lender Company whether or not arising within the scope and course of employment or other contractual representation of the Lender Companies provided that such act arises under a relationship, transaction or dealing between Administrative Agent, any Lender, Borrower and any other Covered Person; or (d) any other relationship, transaction or dealing between or among, Administrative Agent, Lenders, Borrower and any Covered Person (collectively, for clauses (a) through and including (d), the "Disputes"), will be subject to and resolved by binding arbitration.


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     Notwithstanding  the  foregoing,  the  parties  agree that either party may pursue claims against the other that do not exceed Fifteen Thousand Dollars ($15,000) in the aggregate in a court of competent jurisdiction. Service of arbitration claims shall be acceptable if made by U.S. mail or overnight delivery to the address for the party described herein.

     19.2. ADMINISTRATIVE BODY. All arbitration hereunder will be conducted in accordance with the Commercial Arbitration Rules of either: (a) The American Arbitration Association ("AAA"); or (b) United States Arbitration & Mediation ("USA&M"). The party first filing an arbitration claim shall designate which arbitration forum and rules are to be applied for all Disputes between the parties. The arbitration rules are found at www.adr.org for AAA, and at www.usam-midwest.com. for USA&M. AAA claims may be filed in any AAA office. Claims filed with USA&M shall be filed in their Midwest office located at 720 Olive Street, Suite 2020, St. Louis, Missouri 63101. All arbitrator(s) selected will be attorneys with at least five (5) years secured transactions experience. A panel of three arbitrators shall hear all claims exceeding One Million Dollars ($1,000,000), exclusive of interest, costs and attorneys' fees. The arbitrator(s) will decide if any inconsistency exists between the rules of the applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The arbitrator shall follow the terms of this Agreement and the applicable law, including the attorney-client privilege and the attorney work product doctrine.

     19.3. HEARINGS. Each party hereby consents to a documentary hearing for all arbitration claims, by submitting the Dispute to the arbitrator(s) by written briefs and affidavits, along with relevant documents. However, arbitration claims will be submitted by way of an oral hearing if any party requests an oral hearing within thirty (30) days after service of the claim, and that party remits the appropriate amount for AAA's or USA&M's (as applicable) fees and arbitrator compensation within ten (10) days of the designated arbitration association's statement for payment of all fees and arbitrator compensation relating to the oral hearing. Each party agrees that failure to timely pay all fees and arbitrator compensation billed to the party requesting the oral hearing will be deemed such party's consent to submitting the Dispute to the arbitrator on documents and such party's waiver of its request for an oral hearing. The site of all oral arbitration hearings will be in the Division of the Federal Judicial District in which the designated arbitration association maintains a regional office that is closest to Borrower.

     19.4. DISCOVERY. Discovery permitted in any arbitration proceeding commenced hereunder is limited as follows. No later than forty (40) days after the filing and service of a claim for arbitration, the parties in contested cases will exchange detailed statements setting forth the facts supporting the claim(s) and all defenses to be raised during the arbitration, and a list of all exhibits and witnesses. No later than twenty-one (21) days prior to the oral arbitration hearing, the parties will exchange a final list of all exhibits and all witnesses, including any designation of any expert witness(es) together with a summary of their testimony; a copy of all documents and a detailed description of any property to be introduced at the hearing. Under no circumstances will the use of interrogatories, requests for admission, requests for the production of documents or the taking of depositions be permitted. However, if of the designation of any expert witness(es), the following will occur: (i) all information and documents relied upon by the expert witness(es) will be delivered to the opposing party; (ii) the opposing party will be permitted to depose the expert witness(es); (iii) the opposing party will be permitted to designate rebuttal expert witness(es); and (iv) the arbitration hearing will be continued to the earliest possible date that enables the foregoing limited discovery to be accomplished.


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     19.5.  EXEMPLARY  OR  PUNITIVE DAMAGES. The Arbitrator(s) will not have the authority  to  award  exemplary  or  punitive  damages.

     19.6. CONFIDENTIALITY OF AWARDS. All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Agreement may be confirmed as a judgment or order in any state or federal court of competent jurisdiction within the federal judicial district which includes the residence of the party against whom such award or order was entered. This Agreement concerns transactions involving commerce among the several states. The Federal Arbitration Act, Title 9 U.S.C. Sections 1 et seq., as amended ("FAA") will govern all arbitration(s) and confirmation proceedings hereunder.

     19.7. PREJUDGMENT AND PROVISIONAL REMEDIES. Nothing herein will be construed to prevent Administrative Agent's, any Lender's, Borrower's or any Covered Person's use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, or any other prejudgment or provisional action or remedy relating to any Collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive Administrative Agent's, any Lender's, Borrower's or any Covered Person's right to compel arbitration of any Dispute.

     19.8. ATTORNEYS' FEES. If Administrative Agent, any Lender, Borrower or any Covered Person brings any other action for judicial relief with respect to any Dispute (other than those set forth in Sections 19.1 or 19.7), the party bringing such action will be liable for and immediately pay all of the other party's costs and expenses (including attorneys' fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If Administrative Agent, any Lender, Borrower or any Covered Person brings or appeals an action to vacate or modify an arbitration award and such party does not prevail, such party will pay all costs and expenses, including attorneys' fees, incurred by the other party in defending such action. Additionally, if Borrower or any Covered Person sues Administrative Agent or any Lender or institutes any arbitration claim or counterclaim against Administrative Agent or any Lender in which Administrative Agent or any Lender is the prevailing party, Borrower or any such Covered Person will pay all costs and expenses (including attorneys' fees) incurred by Administrative Agent or any Lender in the course of defending such action or proceeding.

     19.9. LIMITATIONS. Any arbitration proceeding must be instituted: (i) with respect to any Dispute for the collection of any debt owed by either party to the other, before the second anniversary of the date the last payment by or on behalf of the payor was received and applied in respect of such debt by the payee; and (ii) with respect to any other Dispute, before the second anniversary of the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding, whether arbitration or a court proceeding, with respect to such Dispute. Notwithstanding the foregoing, this limitations provision will be suspended temporarily, as of the date any of the following events occur, and will not resume until the date following the date either party is no longer subject to, (a) bankruptcy; (b) receivership; (c) any proceeding regarding an assignment for the benefit of creditors; or (d) any legal proceeding, civil or criminal, which prohibits either party from foreclosing any interest it might have in the collateral of the other party.

     19.10. SURVIVAL AFTER TERMINATION. The agreement to arbitrate will survive the termination of this Agreement.


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     19.11.  INVALIDITY/UNENFORCEABILITY  OF  BINDING  ARBITRATION;  JURY  TRIAL
     WAIVER; SERVICE OF PROCESS; FORUM. IF THIS AGREEMENT IS FOUND TO BE NOT SUBJECT TO ARBITRATION, THEN:

          19.11.1. JURY TRIAL WAIVER. ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM IN RESPECT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER OR NOT SOUNDING IN CONTRACT OR TORT OR OTHERWISE, WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. EACH BORROWER, ADMINISTRATIVE AGENT AND EACH LENDER WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING. EACH BORROWER, ADMINISTRATIVE AGENT, AND EACH LENDER FURTHER AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EITHER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          19.11.2. CHOICE OF FORUM. Subject only to the exception in the next sentence, Borrower, Administrative Agent, and each Lender hereby agrees to the exclusive jurisdiction of the federal court of the Eastern District of Missouri and the state courts of Missouri located in St. Louis County, Missouri and waives any objection based on venue or forum non conveniens with respect to any action instituted therein,
             ----- --- ----------
          and agrees that any dispute concerning the relationship between Administrative Agent, Lenders, and Borrower or the conduct of any of them in connection with this Agreement or otherwise shall be heard only in the courts described above. Notwithstanding the foregoing: (1) Administrative Agent or any Lender shall have the right to bring any action or proceeding against any Borrower or its property in any courts of any other jurisdiction Administrative Agent or any Lender deem necessary or appropriate in order to realize on the Collateral, real estate or other security for the Loan Obligations, and (2) each party hereto acknowledges that any appeals from the courts described in the immediately preceding sentence may have to be heard by a court located outside those jurisdictions.

          19.11.3. SERVICE OF PROCESS. Each Borrower hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to Borrower at its address set forth on the signature pages hereof, and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails; or at Administrative Agent's or any Lender's option, by service upon CT Corporation which Borrower irrevocably appoints as such Borrower's agent for the purpose of accepting service of process. Administrative Agent or such Lender shall promptly forward by registered mail any process so served upon said agent to Borrower at its address on the signature pages hereof. Nothing in this Section shall affect the right of Administrative Agent or any Lender to serve legal process in any other manner permitted by Law.

20.  MISCELLANEOUS.


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     20.1.  NOTICES.  All notices, consents, requests and demands to or upon the respective parties hereto shall be in writing, and shall be deemed to have been given or made when delivered in person to those Persons listed on the signature pages hereof or four (4) days after the date when deposited in the United States mail, postage prepaid, or, in the case of the overnight courier services, when delivered to the overnight courier service, or in the case of telecopy notice, when sent, verification received, in each case addressed as set forth on the signature pages hereof, or to such other address as either party may designate by notice to the other in accordance with the terms of this Section. No notice given to or demand made on Borrower by Administrative Agent or any Lender in any instance shall entitle Borrower to notice or demand in any other instance.

     20.2.  AMENDMENTS  AND MODIFICATIONS; WAIVERS AND CONSENTS; ALL LENDERS.

          20.2.1. Unless otherwise provided herein, no amendment to or modification of any provision of this Agreement, or of any of the other Loan Documents shall be effective unless it is in writing and signed by authorized officers of Borrower and Required Lenders. Unless otherwise provided herein, no waiver of, or consent to any departure by Borrower from, the requirements of any provision of this Agreement or any of the other Loan Documents shall be effective unless it is in writing and signed by authorized officers or representatives of Required Lenders.

          20.2.2. The foregoing notwithstanding, no such amendment, modification or consent shall, unless signed by authorized officers of Borrower and authorized officers or representatives of all Lenders: (i) reduce or forgive the repayment of principal of any Advance or the reimbursement of any draw on a Letter of Credit, (ii) extend the Revolving Loan Maturity Date, (iii) change the definition of Required Lenders herein,
          (iv) change the provisions of this Section 20.2, (v) except as contemplated in the Agreement, release any Guarantor or any Covered Person from its obligations under the Loan Documents, (vi) increase the percentages in the definition of "Borrowing Base," (vii) change any provisions of this Agreement requiring ratable distributions to Lenders, (viii) reduce the Prime Increment or the LIBOR Increment as set forth in Section 4.8 except in connection with the periodic resetting of such increments as contemplated in such Section, or (ix) exchange, waive, or release the Security Interests in any of the Collateral (except as expressly permitted by Section 14.9); provided, however, that to the extent not permitted by Section 14.9, Administrative Agent may, in its absolute discretion and without the consent of any Lender or any Covered Person or Guarantor, may permit Borrower or such other applicable Person to exchange, waive or release the Security Interests in any of the Collateral so long as the fair market value of the Collateral which is exchanged or for which the Security Interest is waived or released does not exceed Two Million Five Hundred Thousand Dollars ($2,500,000) in the aggregate per calendar year. In addition, the Dollar amount of the Revolving Loan Commitment of any Lender may not be increased without the consent of such Lender, the Borrower and Administrative Agent. In addition, no change to the provisions of Section 17 that are detrimental any Lender may be made without the consent of such Lender, the Borrower and Administrative Agent.

          20.2.3. Notwithstanding the terms of Section 20.2.2 and Sections 11.1, 11.11, 13.10.9, 14.12 and 14.13 of this Agreement, and any similar provisions of any of the Security Documents, without the necessity of obtaining the consent of the Required Lenders, upon the request of any Borrower, the Administrative Agent may, in its sole discretion, consent to the conversion of any Borrower from a corporation into a limited liability company, limited partnership or similar entity; provided, however, no such


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          conversion  shall  occur  without  the  prior  written  consent of the
          Administrative Agent and the fulfillment of any conditions on such consent to the satisfaction of Administrative Agent. The Administrative Agent may condition such consent on the execution of such documents and agreements, and the making of such public filings, as Administrative Agent deems reasonable in its sole discretion so as to ensure Administrative Agent's first priority Security Interest in the assets of the entity undergoing such conversion. Each Borrower authorizes the filing by Administrative Agent of any financing statements under the Uniform Commercial Code against any and all of its assets regarding any such conversion.

          20.2.4. Any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Borrower in any instance shall entitle Borrower to any other or further notice or demand in another similar or different instance. No failure by Administrative Agent or any Lender to exercise, and no delay by Administrative Agent or any Lender in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Administrative Agent or any Lender of any right, remedy, power or privilege hereunder preclude any other exercise thereof, or the exercise of any other right, remedy, power or privilege existing under any Law or otherwise.

     20.3. COURSE OF DEALING. Acceptance of or acquiescence in a course of performance or course of dealing rendered or taken under or with respect to this Agreement or the other Loan Documents will not be relevant in any respect to determine the meaning of this Agreement or the other Loan Documents, or the obligations or liabilities of the parties hereto under this Agreement or the other Loan Documents, even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

     20.4. RIGHTS CUMULATIVE. Each of the rights and remedies of Administrative Agent and Lenders under this Agreement shall be in addition to all of its other rights and remedies under applicable Law, and nothing in this Agreement shall be construed as limiting any such rights or remedies.

     20.5. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and all future holders of the Notes and their respective successors and assigns, except that Borrower may not assign, delegate or transfer any of its rights or obligations under this Agreement without the prior written consent of Administrative Agent and Required Lenders. With respect to Borrower's successors and assigns, such successors and assigns shall include any receiver, trustee or debtor-in-possession of or for Borrower.

     20.6. SEVERABILITY. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or lack of authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction unless the ineffectiveness of such provision would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

     20.7. COUNTERPARTS. This Agreement may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart signed by the party to be charged.


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     20.8.  GOVERNING  LAW; NO THIRD PARTY RIGHTS. This Agreement, the Notes and
     the other Loan Documents and the rights and obligations of the parties hereunder and thereunder shall be governed by and construed and interpreted in accordance with the internal Laws of the State of Missouri applicable to contracts made and to be performed wholly within such state, without regard to choice or conflicts of law principles; except that the provisions of the Loan Documents pertaining to the creation or perfection of Security Interests or the enforcement of rights of Administrative Agent and Lenders in Collateral located in a State other that the State of Missouri shall be governed by the Laws of such State to the extent such law is applicable thereto. This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and no other Person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.

     20.9. COUNTERPART FACSIMILE EXECUTION. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any Person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party hereto, any facsimile or telecopy document is to be re-executed in original form by the Persons who executed the facsimile or telecopy document. No party hereto may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement or any amendment or other document executed in compliance with this Section.

     20.10. NO OTHER AGREEMENTS. There are no other agreements between Administrative Agent, Lenders, and Borrower, oral or written, concerning the subject matter of the Loan Documents, and all prior agreements concerning the same subject matter, including any proposal or commitment letter, are merged into the Loan Documents and thereby extinguished.

     20.11. NEGOTIATED TRANSACTION. Borrower, Administrative Agent and each Lender represent each to the others that in the negotiation and drafting of this Agreement and the other Loan Documents they have been represented by and have relied upon the advice of counsel of their choice. Borrower and Administrative Agent affirm that their counsel have both had substantial roles in the drafting and negotiation of this Agreement and each Lender affirms that its counsel has participated in the drafting and negotiation of this Agreement; therefore, this Agreement will be deemed drafted by all of Borrower, Administrative Agent and Lenders, and the rule of construction to the effect that any ambiguities are to be resolved against the drafter will not be employed in the interpretation of this Agreement.

     20.12. WAIVER OF PUNITIVE AND EXEMPLARY DAMAGES. Each party to this Agreement hereby waives any right to bring any action or claim against any other party to this Agreement for exemplary or punitive damages arising out of or otherwise relating to the this Agreement, Loan Documents, the Acquisition Documents any of the transactions contemplated herein or therein, or the actual or proposed use of the proceeds of the Loans.

     20.13. INCORPORATION BY REFERENCE. All of the terms of the other Loan Documents are incorporated in and made a part of this Agreement by this reference.

     20.14. STATUTORY NOTICE-INSURANCE. The following notice is given pursuant to Section 427.120 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan
     Documents:


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     UNLESS  YOU  PROVIDE  EVIDENCE  OF  THE INSURANCE COVERAGE REQUIRED BY YOUR
     AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH
     THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

     20.15. STATUTORY NOTICE--ORAL COMMITMENTS. The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

     ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

     ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS
     WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.


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                             SIGNATURE PAGES FOLLOW}


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     THIS  CONTRACT  CONTAINS A BINDING ARBITRATION CLAUSE WHICH MAY BE ENFORCED
BY  THE  PARTIES.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the Effective Date.


GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, as Administrative Agent, Letter of Credit Issuer, and a Lender

By:
   ----------------------------------------------------
Name:
   ----------------------------------------------------
Title:
   ----------------------------------------------------

Notice Address:

GE Commercial Distribution Finance Corporation
625 Maryville Centre Drive, 2nd Floor
St. Louis, Missouri 63141
Attn: Mr. David Mintert, Vice President of Operations
FAX # (314) 317-1918
TEL # (314) 317-1851

     with  a  copy  to

GE Commercial Distribution Finance Corporation
5595 Trillium Blvd.
Hoffman Estates, IL 60192
Attn.: General Counsel
FAX # (847) 747-7455
TEL # (847) 747-7552


                     {REMAINDER OF PAGE INTENTIONALLY LEFT BLANK}



Signature Page 1 of 10

POMEROY IT SOLUTIONS, INC. (FORMERLY KNOWN AS, POMEROY COMPUTER RESOURCES,
INC.),

By:
   ----------------------------------------
Name:  Michael  E.  Rohrkemper
Title:  Chief  Financial  Officer


POMEROY  SELECT  INTEGRATION  SOLUTIONS,  INC.

By:
   ----------------------------------------
Name:  Michael  E.  Rohrkemper
Title:  Chief  Financial  Officer


POMEROY SELECT ADVISORY SERVICES, LLC (FORMERLY, PRIOR TO CONVERSION, POMEROY SELECT ADVISORY SERVICES, INC.)

By:
   ----------------------------------------
Name:  Michael  E.  Rohrkemper
Title:  Vice  President,  Secretary  and  Treasurer


POMEROY IT SOLUTIONS SALES COMPANY, INC. (FORMERLY KNOWN AS, POMEROY COMPUTER RESOURCES SALES COMPANY, INC.)

By:
   ----------------------------------------
Name:  Michael  E.  Rohrkemper
Title:  Secretary


POMEROY  COMPUTER  RESOURCES  HOLDING  COMPANY,  INC.

By:
   ----------------------------------------
Name:  Michael  E.  Rohrkemper
Title:  Secretary


POMEROY  COMPUTER  RESOURCES  OPERATIONS,  LLP

     BY:  POMEROY  IT  SOLUTIONS,  INC.,  AUTHORIZED  PARTNER

     By:
        ----------------------------------------
     Name:  Michael  E.  Rohrkemper
     Title:  Chief  Financial  Officer

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Signature Page 2 of 10

PCR HOLDINGS, INC. (FORMERLY KNOWN AS, TECHNOLOGY INTEGRATION FINANCIAL SERVICES, INC.)

By:
   ----------------------------------------
Name:  Michael  E.  Rohrkemper
Title:  Vice  President,  Secretary  and  Treasurer


PCR PROPERTIES, LLC (FORMERLY, PRIOR TO CONVERSION, PCR PROPERTIES, INC., AND PRIOR TO SUCH CONVERSION, FORMERLY KNOWN AS, T.I.F.S. ADVISORY SERVICES, INC.)

By:
   ----------------------------------------
Name:  Michael  E.  Rohrkemper
Title:  Vice  President,  Secretary  and  Treasurer


THELINC,  LLC

By:
   ----------------------------------------
Name:  Kristi  Nelson
Title:  Secretary


VAL  TECH  COMPUTER  SYSTEMS,  INC.

By:
   ----------------------------------------
Name:  Michael  E.  Rohrkemper
Title:  Vice  President,  Secretary  and  Treasurer


MICROLOGIC  BUSINESS  SYSTEMS  OF  K.C.,  LLC

By:
   ----------------------------------------
Name:  Kristi  Nelson
Title:  Secretary


POMEROY  ACQUISITION  SUB,  INC.

By:
   ----------------------------------------
Name:  Kristi  Nelson
Title:  Secretary

Notice  Address  for  all  Borrowers:

1020  Petersburg  Road
Hebron,  Kentucky  41048
Attn:  Chief  Financial  Officer
FAX  #  (859)  586-4414
TEL  #  (859)  586-0600


Signature Page 3 of 10
     with  a  copy  to

Lindhorst  &  Dreidame  Co.,  LPA
312  Walnut  Street
Suite  2300
Cincinnati,  Ohio  45202
Attn:  James  H.  Smith,  III,  Esq.
FAX  #  (513)  421-0212
TEL  #  (513)  421-6630


Signature Page 4 of 10

FIFTH THIRD BANK (NORTHERN KENTUCKY), a Michigan banking corporation formerly known as Fifth Third Bank, Northern Kentucky, Inc., as a Lender

By:
   ----------------------------------------
Name:  John  R.  Love,  Sr.
Title:  Assistant  Vice  President

Notice  Address:

Fifth  Third  Bank  (Northern  Kentucky)
1800  Burlington  Pike
Florence,  KY  41042
Attn:  John  R.  Love,  Sr.
FAX  #  859-283-8524
TEL  #  859-283-6785

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Signature Page 5 of 10

NATIONAL  CITY  BANK,  AS  A  LENDER

By:
   ----------------------------------------
Name:  Donald  W.  Jennett
Title:  Vice  President


Notice  Address:

National  City  Bank
Corporate  Banking
6  North  Main  Street
Dayton,  OH  45412-2200
Attn:  Donald  W.  Jennett
FAX  #  937-226-2058
TEL  #  937-226-2428




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Signature Page 6 of 10

PNC  BANK,  NATIONAL  ASSOCIATION,  AS  A  LENDER

By:
   ----------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------


Notice  Address:

PNC  Bank,  National  Association
Senior  Vice  President,  Portfolio  Manager
One  South  Wacker  Drive,  Suite  2980
Chicago,  IL  60606
Attn.:  Peter  Zimmerer
FAX  #  312  338-5671
TEL  #  312  338-5675


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Signature Page 7 of 10

UPS  CAPITAL  CORPORATION,  AS  A  LENDER

By:
   ----------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------


Notice  Address:

UPS  Capital  Corporation
35  Glenlake  Parkway,  NE
Suite  560
Atlanta,  GA  30328
Attn:  David  Campbell
FAX  #  404-828-4350
TEL  #  404-828-6210

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Signature Page 8 of 10

BANK  OF  AMERICA,  N.A.,  as  a  Lender

By:
   ----------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------


Notice  Address:

Bank  of  America,  N.A.
Financial  Strategies  Group
414  Union  Street
Nashville,  TN  37219
Attn.:  Thomas  C.  Kilcrease,  Jr.
FAX  #  615-749-4762
TEL#  615-749-3926

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Signature Page 9 of 10

AMSOUTH  BANK,  as  a  Lender

By:
   ----------------------------------------
Name:  David  A.  Simmons
Title:  Senior  Vice  President

Notice  Address:

AmSouth  Bank
1900  Fifth  Avenue  North
Birmingham,  Alabama  35203
Attn:  David  A.  Simmons
FAX  #  205-581-7479
TEL  #  205-326-5924

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Signature Page 10 of 10

                                   EXHIBIT 2.1

                       GLOSSARY AND INDEX OF DEFINED TERMS


AAA  --  is  defined  in  Section  19.2.

ACCOUNT -- as to any Person, the right of such Person to payment for goods sold or leased or for services rendered by such Person, and excludes Lease-in-Process Inventory.

ACCOUNT  DEBTOR  --  the  obligor  on  any  Account.

ACQUIRING COMPANY -- the Person obligated to pay or provide the consideration payable in connection with a Permitted Acquisition upon the consummation thereof.

ACQUISITION DOCUMENTS -- in the case of any Permitted Acquisition, the documents to which Borrower or any other Covered Person is a party and under which such Permitted Acquisition is contemplated, and all of the foregoing at any time after a Permitted Acquisition has occurred.

ACQUISITION DOCUMENTS ASSIGNMENT -- the assignment of the Acquisition Documents that is executed and delivered to Administrative Agent for the benefit of Lenders as provided herein, and consented to by the applicable Seller.

ADJUSTED  LIBOR  RATE  --  is  defined  in  Section  4.7.

ADMINISTRATIVE AGENT -- GECDF in its capacity as Administrative Agent under this Agreement, and its successors and assigns in such capacity.

ADVANCE -- a Revolving Loan Advance, a Swingline Advance, an Interim Floorplan Loan Advance or Floorplan Loan Advance.

ADVANCE DATE -- the date on which an Advance is requested by Borrower to be made, or is otherwise contemplated or intended to be made, as provided herein.

AFFILIATE -- with respect to any Person, (a) any other Person who is a partner, director, officer or stockholder of such Person; and (b) any other Person which, directly or indirectly, is in control of, is controlled by or is under common control with such Person, and any partner, director, officer or stockholder of such other Person described. For purposes of this Agreement, control of a Person by another Person shall be deemed to exist if such other Person has the power, directly or indirectly, either to (i) vote twenty percent (20%) or more of the securities having the power to vote in an election of directors of such Person, or (ii) direct the management of such Person, whether by contract or otherwise and whether alone or in combination with others.

AGENT/LENDER  COMPANIES  --  is  defined  in  Section  19.1.

AGGREGATE COMMITMENT -- either the Aggregate Revolving Loan Commitment, the Aggregate Floorplan Loan Facility or the Letter of Credit Facility.

AGGREGATE LOAN -- any of the Aggregate Revolving Loan, the Swingline Loan, the Interim Floorplan Loan, or the Aggregate Floorplan Loan Facility as the case may be.

AGGREGATE FLOORPLAN LOAN -- the from time to time outstanding principal balance of all Floorplan Loan Advances.

AGGREGATE FLOORPLAN LOAN FACILITY -- the aggregate discretionary line of Lenders as stated in Section 3.2.1 to fund Floorplan Loan Advances, as it may be changed as provided herein.

AGGREGATE REVOLVING LOAN -- the from time to time outstanding principal balance of all Revolving Loan Advances.

AGGREGATE REVOLVING LOAN COMMITMENT -- the aggregate commitments of Lenders as stated in Section 3.1.1 to fund Revolving Loan Advances, as it may be changed as provided herein.

ANNIVERSARY DATE -- each annual anniversary of the Effective Date.

APPLICABLE LENDING OFFICE -- means, for Administrative Agent and each Lender and for each Loan, the "Applicable Lending Office" of Administrative Agent or such Lender (or of an affiliate of such Lender) designated for such Loan on the signature pages hereof or such other office of such Lender (or an affiliate of Administrative Agent or such Lender) as Administrative Agent or such Lender may from time to time specify to the Administrative Agent (in the case of another Lender) and the Borrower by written notice in accordance with the terms hereof as the office by which its Loans are to be made and maintained.

APPROVAL -- means Administrative Agent's approval to finance particular Inventory for Borrower which is evidenced by Administrative Agent issuing a financing approval number to the vendor of such Inventory. "Approval" also means (i) any open-to-buy authorization given by Administrative Agent to a vendor, pursuant to which Administrative Agent may authorize such vendor to assume Administrative Agent's approval to finance Inventory until Administrative Agent affirmatively withdraws such authorization, and (ii) any Approval for which Administrative Agent has not made an Interim Floorplan Loan Advance or the Lenders have not made a Floorplan Loan Advance as a result of Administrative Agent not receiving the invoice from the vendor for the Inventory which is subject to the Approval.

ARC ACQUISITION -- means the acquisition by one of the Borrowers of all of the outstanding capital stock, warrants and options therefor of Alternative Resources Corporation, a Delaware corporation, pursuant to that certain Agreement and Plan of Merger, dated as of May 11, 2004, as amended from time to time, by and among Alternative Resources Corporation, a Delaware corporation, Pomeroy IT Solutions, Inc., a Delaware corporation, and Pomeroy Acquisition Sub, Inc, a Delaware corporation.

ASBESTOS  MATERIAL  --  either  asbestos  or  asbestos-containing  materials.

ASSIGNED COLLATERAL -- any tangible or intangible property of Borrower or any other Person, now owned or hereafter acquired, other than the Personal Property Collateral, in which Administrative Agent holds or will hold a Security Interest under a Collateral Assignment to secure payment or performance of any of the Loan Obligations, and all proceeds thereof.

ASSIGNMENT AND ACCEPTANCE -- means an Assignment and Acceptance in the form attached hereto as Exhibit 18.4.1

AVERAGE  DAILY  BALANCE  --  is  defined  in  Section  4.3.3.

BASE RATE -- for any day, the rate per annum equal to the Prime Rate (as such rate may fluctuate from time to time as provided for herein) for such day plus the Prime Increment. Any change in the Base Rate due to a change in the Prime Rate shall be effective on the effective date of such change in the Prime Rate. The interest rate so designated from time to time as the Base Rate by Administrative Agent is a reference rate and does not necessarily represent the lowest or best rate charged to any customer of Administrative Agent or any other Lender or The Chase Manhattan Bank.

BASE RATE ADVANCE -- an Advance that will become an Base Rate Loan.

BASE RATE LOAN -- any portion of a Loan on which interest accrues at the Base Rate.

BLOCKED  ACCOUNTS  --  is  defined  in  Section  6.1.2.1.

BLOCKED ACCOUNT ASSIGNMENTS -- the assignments of the Blocked Accounts that are executed and delivered to Administrative Agent for the benefit of Lenders as provided herein.

BORROWING  BASE  --  is  defined  in  Section  3.1.4.

BORROWING BASE CERTIFICATE -- the certificate required to be delivered to Administrative Agent and each Lender from time to time as provided in Section 13.14.1.

BORROWING  AGENT  --  is  defined  in  Section  2.10.

BORROWING OFFICER -- each officer of the Borrowing Agent who is authorized to submit a request for an Advance or the issuance of a Letter of Credit or take such other action as described in Section 2.10 on behalf of each Borrower or any Borrower as designated by the Borrowing Agent in a writing delivered to Administrative Agent.

BUSINESS DAY -- a day other than a Saturday, Sunday or other day on which commercial banks are authorized or required to close under the Laws of either the United States or the State of Missouri.

CAPITAL  EXPENDITURE  --  is  defined  in  Section  15.1.

CAPITAL  EXPENDITURE  EQUIVALENT  --  is  defined  in  Section  15.1.

CAPITAL  LEASE  --  any lease that has been or should be capitalized under GAAP.

CASH  COLLATERAL  --  is  defined  in  Section  3.4.3.

CASH COLLATERAL ACCOUNT -- the account(s) with such financial institution as selected or designated by Administrative Agent from time to time that is designated by Administrative Agent as the Cash Collateral Account.

CHARTER DOCUMENTS -- the articles or certificate of incorporation and bylaws of a corporation; the certificate of limited partnership and partnership agreement of a limited partnership; the partnership agreement of a general partnership; the articles of organization and operating agreement of a limited liability company; or the indenture of a trust.

CLOSING FEE -- the fee payable to Administrative Agent for the benefit of the Lenders as required in Section 5.1.

COBRA  --  the  Consolidated  Omnibus  Budget  Reconciliation  Act.

CODE -- the Internal Revenue Code of 1986 and all regulations thereunder of the IRS.

COLLATERAL -- all assets and property of Borrower, including without limitation, all of the Personal Property Collateral, the Assigned Collateral, and any other property or asset in which Administrative Agent or a Lender has a Security
Interest to secure payment or performance of the Loan Obligations and all proceeds thereof.

COLLATERAL ASSIGNMENT -- any of the collateral assignments required or contemplated under Section 8.4 to be executed and delivered to Administrative Agent for the benefit of the Lenders.

COMMITMENT  --  the  Revolving  Loan  Commitment  of  a  Lender,  the  Swingline
Commitment of Administrative Agent, the Interim Floorplan Loan Facility of Administrative Agent or the Floorplan Loan Facility of a Lender. The inclusion of the "Interim Floorplan Loan Facility" and the "Floorplan Loan Facility" in this defined term "Commitment" does not alter the non-committed nature of the Interim Floorplan Loan Facility of Administrative Agent or the Floorplan Loan Facility of a Lender, and the Interim Floorplan Loan Facility and Floorplan Loan Facility each are, and remain, non-committed facilities.

COMMONLY CONTROLLED ENTITY -- a Person which is under common control with another Person within the meaning of Section 414(b) or (c) of the Code.

CONTRACT -- any contract, capital lease, operating lease, note, bond, indenture, deed, mortgage, deed of trust, security agreement, pledge, hypothecation agreement, assignment, or other agreement or undertaking, or any security.

COVERED  PERSON  --  is  defined  in  Section  2.4.

CREDIT  FACILITIES  AGREEMENT  --  This  Agreement.

DAILY  CHARGE  --  is  defined  in  Section  4.3.3.

DAILY  RATE  --  is  defined  in  Section  4.3.3.

DEFAULT -- any of the events listed in Section 16.1 of this Agreement, without giving effect to any requirement for the giving of notice, for the lapse of time, or both, or for the happening of any other condition, event or act.

DEFAULT RATE -- the rate of interest payable on each Loan after its Maturity and in certain other circumstances as provided in Section 4.12.

DEFAULTING  LENDER  --  is  defined  in  Section  7.5.1.

DISCLOSURE  SCHEDULE  --  the disclosure schedule of Borrower attached hereto as
Exhibit  11.

DISPUTES  --  is  defined  in  Section  19.1.

DISTRIBUTION -- means and includes (i) any cash dividend or payment, (ii) any direct or indirect acquisition or redemption of any outstanding stock or other equity interest including, without limitation, any preferred stock or any Preferred Capital Stock, common stock, partnership interest (of any type or class) or membership interest (of any type or class), (iii) any retirement or prepayment of debt securities before their regularly scheduled maturity dates, other than as expressly permitted by this Agreement, (iv) any loan or advance to a shareholder, partner, or member and advances for travel or similar expenses made in the ordinary course of business, and (v) any compensation payment to a shareholder or partner in excess of (a) normal compensation plus (b) bonus compensation based on the actual performance of Borrower or the actual performance of any such shareholder or partner for services actually rendered.

DOL  --  the  United  States  Department  of  Labor.

DOLLARS  and  the  sign  $  --  lawful  money  of  the  United  States.

EBITDA  --  is  defined  in  Section  15.1.

EFFECTIVE  DATE  --  the  date  when  this Agreement is effective as provided in
Section  1.

ELIGIBLE  ACCOUNTS  --  is  defined  in  Section  3.1.5.

ELIGIBLE  ASSIGNEE  --  means  (i) a Lender (including any successor by merger);
(ii) an Affiliate of a Lender; and (iii) subject to Section 18.4.1.1, any other Person approved by the Administrative Agent; provided, however, that neither the
                                             --------  -------
Borrower, Guarantor nor an Affiliate of the Borrower or Guarantor shall qualify as an "Eligible Assignee."

EMPLOYMENT LAW -- ERISA, the Occupational Safety and Health Act, the Fair Labor Standards Act, or any other Law pertaining to the terms or conditions of labor or safety in the workplace or discrimination or sexual harassment in the workplace.

ENCUMBRANCE -- as to any item of real or personal property, any easement, right-of-way, license, condition, or restrictive covenant, or zoning or similar restriction, that is not a Security Interest but is enforceable by any Person other than the record owner of such property.

ENVIRONMENTAL LAW -- the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Clean Water Act, the Clean Air Act, or any other Law pertaining to environmental quality or remediation of Hazardous Material.

EPA  --  the  United  States  Environmental  Protection  Agency.

ERISA  --  the  Employee  Retirement  Income  Security  Act  of  1974.

ERISA AFFILIATE -- as to any Person, any trade or business (irrespective of whether incorporated) which is a member of a group of which such Person is a member and thereafter treated as a single employer under Sec.414(b), (c), (m) or
(o)  of  the  Code  or  applicable  Treasury  Regulations.

EVENT OF DEFAULT -- any of the events listed in Section 16.1 of this Agreement as to which any requirement for the giving of notice, for the lapse of time, or both, or for the happening of any further condition, event or act has been satisfied.

EXECUTION  DATE  --  the  date  when  this  Agreement  has  been  executed.

EXISTING DEFAULT -- a Default which has occurred and is continuing, or an Event of Default which has occurred, and which has not been waived in writing by the Required Lenders.

FAA  --  is  defined  in  Section  19.6.

FEDERAL FUNDS RATE -- for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate
     --------
for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent (in its individual capacity) on such day on such transactions as determined by the Administrative Agent.

FINANCIAL STATEMENTS -- the most recent of the Initial Financial Statements and the financial statements of Borrower required to be furnished to Administrative Agent under this Agreement.

FIXED  CHARGES  --  is  defined  in  Section  15.1.

FLOORPLAN INVENTORY VALUE -- means the sum of one hundred percent (100%) of the total aggregate wholesale invoice price of all of Borrower's Inventory (other than "service Inventory") and fifty percent (50%) of the total aggregate invoice price of all of Borrower's "service Inventory" (or such lesser percentage as determined by Administrative Agent pursuant to appraisals and/or exams), in each case with respect to the foregoing, financed under the Floorplan Loan Facility and the Interim Floorplan Loan Facility in which Administrative Agent has a first priority, perfected Security Interest (subject to no other Security
Interest) that is unsold and not leased by Borrower and is in Borrower's possession and control as of the date of determination, less the amount of any such Inventory reported by the Borrower (if the Borrower is required by the Administrative Agent or the Required Lenders to report) as demonstration items or Inventory that is obsolete or otherwise unmerchantable.

FLOORPLAN  LOAN  -- any Lender's pro-rata share of the Aggregate Floorplan Loan.

FLOORPLAN LOAN ADVANCE -- an Advance by Administrative Agent that is to be funded by Lenders under the Aggregate Floorplan Loan Facility.

FLOORPLAN LOAN FACILITY -- the discretionary line of credit of each Lender as stated in Section 3.2.1 to fund Floorplan Loan Advances.

FLOORPLAN  LOAN  MATURITY  DATE  --  is  defined  in  Section  6.1.2.3.

FLOORPLAN  PAYMENT  DEFAULT  --  is  defined  in  Section  16.1.1.

FLOORPLAN SHORTFALL -- means the amount, if any, by which (a) the sum of the Aggregate Floorplan Loans and Interim Floorplan Loans (less the amount of the Aggregate Floorplan Loans and Interim Floorplan Loans attributable to Inventory purchased by Borrower during the In Transit Period (defined below) as evidenced by the invoice date) outstanding on any date of determination, exceeds (b) the Floorplan Inventory Value as determined by Administrative Agent as of such date of determination. "In Transit Period" shall mean a period determined by Administrative Agent which reasonably estimates the time period it takes Inventory ordered by Borrower and shipped by a Vendor to arrive at Borrower's location. Until notice is given by Administrative Agent to Borrower of a change in the In Transit Period, the In-Transit Period shall be the two (2) day period immediately preceding the date of the most recent Schedule of Inventory.

FRB -- the Board of Governors of the Federal Reserve System and any successor thereto or to the functions thereof.

FRONTING  FEE  --  is  defined  in  Section  5.4.

GAAP -- those generally accepted accounting principles set forth in Statements of the Financial Accounting Standards Board and in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants or which have other substantial authoritative support in the United States and are applicable in the circumstances, as applied on a consistent basis.

GOVERNMENTAL AUTHORITY -- the federal government of the United States; the government of any foreign country that is recognized by the United States or is a member of the United Nations; any state of the United States; any local government or municipality within the territory or under the jurisdiction of any of the foregoing; any department, agency, division, or instrumentality of any of the foregoing; and any court, arbitrator, or board of arbitrators whose orders or judgments are enforceable by or within the territory of any of the foregoing.

GROUP -- as used in Regulation 13-D issued by the Securities and Exchange Commission.

GUARANTOR -- each Person who from time to time executes and delivers to Administrative Agent for the benefit of Lenders a Guaranty of part or all of the Loan Obligations.

GUARANTY -- each guaranty of part or all of the Loan Obligations executed and delivered to Administrative Agent for the benefit of Lenders by any Guarantor.

HAZARDOUS MATERIAL -- any hazardous, radioactive, toxic, solid or special waste, material, substance or constituent thereof, or any other such substance (as defined under any applicable Law or regulation), including Asbestos Material.

IMPOSITIONS  --  is  defined  in  Section  4.13.2.

INDEBTEDNESS -- as to any Person at any particular date, any contractual obligation enforceable against such Person (i) to repay borrowed money; (ii) to pay the deferred purchase price of property or services; (iii) to make payments or reimbursements with respect to bank acceptances or to a factor; (iv) to make payments or reimbursements with respect to letters of credit whether or not there have been drawings thereunder; (v) with respect to which there is any Security Interest in any property of such Person; (vi) to make any payment or contribution to a Multi-Employer Plan; (vii) that is evidenced by a note, bond, debenture or similar instrument; (viii) under any conditional sale agreement or title retention agreement; (ix) all Liabilities (as defined by GAAP) under any Capital Lease or (x) to pay interest or fees with respect to any of the foregoing. INDEBTEDNESS also includes any other Obligation that either (i) is non-contingent and liquidated in amount or (ii) should under GAAP be included in liabilities and not just as a footnote on a balance sheet.

INDIRECT OBLIGATION -- as to any Person, (a) any guaranty by such Person of any Obligation of another Person; (b) any Security Interest in any property of such Person that secures any Obligation of another Person; (c) any enforceable contractual requirement that such Person (i) purchase an Obligation of another Person or any property that is security for such Obligation, (ii) advance or contribute funds to another Person for the payment of an Obligation of such other Person or to maintain the working capital, net worth or solvency of such other Person as required in any documents evidencing an Obligation of such other Person, (iii) purchase property, securities or services from another Person for the purpose of assuring the beneficiary of any Obligation of such other Person that such other Person has the ability to timely pay or discharge such Obligation, (iv) grant a Security Interest in any property of such Person to secure any Obligation of another Person, (v) otherwise assure or hold harmless the beneficiary of any Obligation of another Person against loss in respect thereof; (d) any Obligation arising from the endorsement by such Person of an instrument (e) any Obligation of such Person as a surety; and (f) any other contractual requirement enforceable against such Person that has the same substantive effect as any of the foregoing. The term INDIRECT OBLIGATION does not, however, include the endorsement by a Person of instruments for deposit or collection in the ordinary course of business or the liability of a general partner of a partnership for Obligations of such partnership. The amount of any Indirect Obligation of a Person shall be deemed to be the stated or determinable amount of the Obligation in respect of which such Indirect Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

INITIAL FINANCIAL STATEMENTS -- the financial statements (not including the projections) of Borrower referred to in Section 10.1.2.


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
INSURANCE PROCEEDS -- insurance and/or condemnation proceeds payable as a consequence of damage to or destruction of any of the Collateral.

INTANGIBLES  --  is  defined  in  Section  15.1.

INTELLECTUAL PROPERTY -- as to any Person, any domestic or foreign patents or patent applications of such Person, any inventions made or owned by such Person upon which either domestic or foreign patent applications have not yet been filed, any domestic or foreign trade names or trademarks of such Person, any domestic or foreign trademark registrations or applications filed by such Person, any domestic or foreign service marks of such Person, any domestic or foreign service mark registrations and applications by such Person, any domestic or foreign copyrights of such Person, and any domestic or foreign copyright registrations or applications by such Person.

INTELLECTUAL PROPERTY ASSIGNMENT -- each assignment of Intellectual Property that Borrower or any other Person executes and delivers to Administrative Agent for the benefit of Lenders, either on or after the Execution Date.

INTERCREDITOR AGREEMENT -- individually and collectively, any Intercreditor Agreement by and between the Administrative Agent on behalf of the Lenders, and each holder of the Other Creditor Indebtedness, each in form and substance satisfactory to Administrative Agent.

INTEREST  EXPENSE  --  is  defined  in  Section  15.1.

INTEREST/CURRENCY HEDGE OBLIGATION -- any obligations of Borrower to Administrative Agent, any Lender or any of their respective Affiliates or Subsidiaries under an agreement or agreements between Borrower and Administrative Agent, any Lender or any of their respective Affiliates or Subsidiaries under which the exposure of Borrower to fluctuations in interest rates or currencies is effectively limited, including, without limitation, whether in the form of one or more interest rate cap, collar, corridor agreements, interest rate swaps, currency swaps, or the like, or options therefor.

INTERIM  FLOORPLAN  LOAN ADVANCE -- an Advance by Administrative Agent under the
Interim  Floorplan  Loan  Facility.

INTERIM FLOORPLAN LOAN -- Administrative Agent's aggregate Interim Floorplan Loan Advances.

INTERIM FLOORPLAN LOAN FACILITY -- the discretionary line of credit of Administrative Agent as stated in Section 3.2.2 to fund Interim Floorplan Loan Advances.

INVENTORY -- goods owned, leased or held by a Person for sale, lease, sublease or resale or furnished or to be furnished under contracts for services, and raw materials, goods/work in process, materials, component parts and supplies used or consumed, or held for use or consumption in such Person's business.

INVESTMENT -- (a) a loan or advance of money or property to a Person, (b) stock or other equity interest in a Person, (c) a debt instrument issued by a Person, whether or not convertible to stock or other equity interest in such Person, or
(d) any other interest in or rights with respect to a Person which include, in whole or in part, a right to share, with or without conditions or restrictions, some or all of the revenues or net income of such Person.

IRS  --  the  Internal  Revenue  Service.

LAW -- any statute, rule, regulation, order, judgment, award or decree of any Governmental Authority.


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
LEASE-IN-PROCESS INVENTORY -- means Accounts owing to PCR Holdings, Inc. which arise from the sale of Inventory from PCR Holdings, Inc. to its customers.

LENDER -- any one of the Persons who are signatories to this Agreement and obligated as lenders or any Person who takes an assignment from any of such signatories of all or a portion of its rights and obligations as a lender under this Agreement pursuant to Section 18.4.1 and an Assignment and Acceptance as provided therein.

LENDERS' EXPOSURE -- the sum of the Aggregate Revolving Loan Commitment, the Swingline Loan, the Letter of Credit Exposure, the Interim Floorplan Loan, the Aggregate Floorplan Loan Facility and the amount of all unfunded Approvals.

LETTER OF CREDIT -- any standby or commercial (documentary) letter of credit issued by Letter of Credit Issuer pursuant to the Letter of Credit Facility.

LETTER OF CREDIT FACILITY -- the discretionary agreement of the Letter of Credit Issuer to issue Letters of Credit as provided in Section 3.4.

LETTER OF Credit EXPOSURE -- the undrawn amount of all outstanding letters of credit issued under the Letter of Credit Facility plus all amounts drawn on such letters of credit and not yet reimbursed by Borrower.

LETTER OF CREDIT FEE -- the fee payable to Administrative Agent and Lenders as required in Section 5.3.

LETTER OF CREDIT ISSUER - Administrative Agent or any Person who Administrative Agent arranges to issue Letters of Credit pursuant to Section 3.4.

LIBOR  ADVANCE  --  an  Advance  that  will  become  a  LIBOR  Loan.

LIBOR  INCREMENT  --  is  defined  in  Section  4.8.

LIBOR LOAN -- any portion of a Loan on which interest accrues at the Adjusted LIBOR Rate.

LIBOR  RATE  --  is  defined  in  Section  4.7.

LOAN -- a Revolving Loan, the Swingline Loan, the Interim Floorplan Loan or a Floorplan Loan.

LOAN DOCUMENTS -- this Agreement, the Notes, the Guaranties, the Security Documents, any reimbursement agreement between Borrower and Letter of Credit Issuer, and all other agreements, certificates, documents, instruments and other writings executed in connection herewith or therewith from time to time.

LOAN OBLIGATIONS -- all of Borrower's Indebtedness owing to Letter of Credit Issuer, Administrative Agent (including, without limitation, the Obligations to Administrative Agent) or Lenders under this Agreement and the other Loan Documents, and all other agreements, certificates, documents, instruments and other writings executed in connection therewith, whether as principal, interest, fees (including, without limitation, the Termination Fee), or otherwise, including without limitation, the amount of all unfunded Approvals, any amounts set forth in Section 4.14, any payments by Administrative Agent or Lenders under any Third Person Reimbursement Agreement, any reimbursement agreement between Borrower and the Letter of Credit Issuer (or its Affiliates in connection with the issuance of any type of Letter of Credit), and all reimbursement obligations of Borrower to Letter of Credit Issuer, Administrative Agent or Lenders with respect to the Letter of Credit Exposure and any fees related thereto (including,


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
without limitation, the Letter of Credit Fee), and all other Obligations and liabilities of Borrower to Administrative Agent or Lenders under this Agreement and the other Loan Documents and all Interest/Currency Hedge Obligations (in each case including all extensions, renewals, modifications, rearrangements, restructures, replacements and refinancings of the foregoing, whether or not the same involve modifications to interest rates or other payment terms), whether now existing or hereafter created, absolute or contingent, direct or indirect, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, including but not limited to the obligation of Borrower to repay future advances by Administrative Agent or Lenders hereunder, whether or not made pursuant to commitment and whether or not presently contemplated by Borrower, Administrative Agent or Lenders in the Loan Documents.

LOCAL TIME -- the local time in the city in which the Administrative Agent's address is located, as set forth on the signature page hereto (as changed from time to time in accordance with the terms hereof), provided, however, such city shall be located in the continental United States.

LOCKBOXES -- the lockboxes maintained as required in Section 6.1.2.1.

MATERIAL ADVERSE EFFECT -- as to the Borrower, any Guarantor or any other Covered Person, taken as a whole, and with respect to any event or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, investigation or proceeding), a material adverse effect on the business, operations, revenues, financial condition, property, or business prospects of Borrower and each other Covered Person taken as a whole, or the ability of Borrower, any Guarantor or such Covered Person to timely pay or perform Borrower's, any Guarantor's and each other Covered Person's Obligations generally taken as a whole, or in the case of Borrower, and each Covered Person specifically, the ability of Borrower to pay or perform any of Borrower's Obligations to Administrative Agent or to any Lender, or in the case of a Guarantor, the ability of such Guarantor to pay or perform any of its Obligations guarantied under the terms of its Guaranty.

MATERIAL AGREEMENT -- as to Borrower, any Guarantor or any other Covered Person, any Contract to which Borrower, any Guarantor or any Covered Person is a party or by which any such Borrower, any Guarantor or any other Covered Person is bound which, if violated or breached, has or is reasonably likely to have a Material Adverse Effect, including, without limitation, all Other Creditor Indebtedness Documents, all Subordinated Indebtedness Documents, all Acquisition Documents, all documents referenced in any Intercreditor Agreement, including, without limitation, the Other Creditor Indebtedness Documents.

MATERIAL LAW -- any separately enforceable provision of a Law whose violation by a Borrower, any Guarantor, or any other Covered Person has or is reasonably likely to have a Material Adverse Effect on such Person or any Covered Person or any Guarantor, taken as a whole.

MATERIAL LICENSE -- (i) as to any Covered Person, any license, permit or consent from a Governmental Authority or other Person and any registration and filing with a Governmental Authority or other Person which if not obtained, held or made by such Covered Person has or is reasonably likely to have a Material Adverse Effect, and (ii) as to any Person who is a party to this Agreement or any of the other Loan Documents, any license, permit or consent from a Governmental Authority or other Person and any registration or filing with a Governmental Authority or other Person that is necessary for the execution or performance by such party, or the validity or enforceability against such party, of this Agreement or such other Loan Document.

MATERIAL OBLIGATION -- as to Borrower, any Guarantor or any Covered Person, an Obligation of such Person which if not fully and timely paid or performed has or is reasonably likely to have a Material Adverse Effect.


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
MATERIAL PROCEEDING -- any litigation, investigation or other proceeding by or before any Governmental Authority (i) which involves any of the Loan Documents or any of the transactions contemplated thereby, or involves a Covered Person or a Guarantor as a party or any property of Covered Person or a Guarantor, and has or is reasonably likely to have a Material Adverse Effect if adversely determined, (ii) in which there has been issued an injunction, writ, temporary restraining order or any other order of any nature which purports to restrain or enjoin the making of any Advance, the consummation of any other transaction contemplated by the Loan Documents, or the enforceability of any provision of any of the Loan Documents, (iii) which involves the actual or alleged breach or violation by a Covered Person of, or default by a Covered Person under, any Material Agreement, or (iv) which involves the actual or alleged violation by a Covered Person or any Guarantor of any Material Law.

MATURITY -- as to any Indebtedness, the time when it becomes payable in full, whether at a regularly scheduled time, because of acceleration or otherwise.

MAXIMUM AVAILABLE AMOUNT -- is defined in Section 3.1.2.

MINIMUM NET PROFIT AFTER TAX -- is defined in Section 15.1.

MULTI-EMPLOYER PLAN -- a Pension Benefit Plan which is a multi-employer plan as defined in Section 4001(a)(3) of ERISA.

MORTGAGEE CONSENT AGREEMENT -- means each agreement described in Section 8.2 in form and substance satisfactory Administrative Agent and the Required Lenders.

NET INCOME -- is defined in Section 15.1.

NOTE -- any Revolving Note, or the Swingline Note.

OBLIGATION -- as to any Person, any Indebtedness of such Person, any guaranty by such Person of any Indebtedness of another Person, and any contractual requirement enforceable against such Person that does not constitute Indebtedness of such Person or a guaranty by such Person but which would involve the expenditure of money by such Person if complied with or enforced.

OBLIGATIONS TO ADMINISTRATIVE AGENT -- exclusive of all the Loan Obligations, all of Borrower's Indebtedness owing to Administrative Agent (whether as principal, interest, fees or otherwise), all obligations of Borrower under agreements between Borrower and Administrative Agent under which the exposure of Borrower to fluctuations in interest rates is effectively limited, whether in the form of interest rate cap agreements, interest rate swaps, or the like, or options therefor, all Indirect Obligations of Borrower owing to Administrative Agent, all reimbursement obligations of Borrower to Administrative Agent with respect to letters of credit, and all other obligations and liabilities of Borrower to Administrative Agent (including all extensions, renewals, modifications, rearrangements, restructures, replacements and refinancings of the foregoing, whether or not the same involve modifications to interest rates or other payment terms), whether now existing or hereafter created, absolute or contingent, direct or indirect, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, or acquired by Administrative Agent outright, conditionally or as collateral security from another, including the obligation of Borrower to repay future advances by Administrative Agent, whether or not made pursuant to commitment and whether or not presently contemplated by Borrower and Administrative Agent.

OPERATING  LEASE  --  any  lease  that  is  not  a  Capital  Lease.


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
OTHER CREDITOR INDEBTEDNESS -- individually and collectively, except for the Indebtedness owing to the Administrative Agent and the Lenders, the Indebtedness of Borrower which is secured by Inventory and proceeds thereof (excluding Accounts) of a Covered Person, and includes, without limitation, Indebtedness constituting Liabilities (as defined by GAAP) under any Capital Lease, and Indebtedness secured by purchase money Security Interests.

OTHER CREDITOR INDEBTEDNESS DOCUMENTS -- each document, instrument and agreement evidencing all or any portion of the Other Creditor Indebtedness.

PBGC  --  the  Pension  Benefit  Guaranty  Corporation.

PENSION BENEFIT PLAN -- any pension or profit-sharing plan which is covered by Title I of ERISA and all other benefit plans, in each case in respect of which a Covered Person or a Commonly Controlled Entity of such Covered Person is an "employer" as defined in Section 3(5) of ERISA.

PERMITTED ACQUISITIONS -- any acquisition by Borrower or a Covered Person of stock, membership interests, or other equity interests of another Person or the assets of another Person permitted under Section 14.7.

PERMITTED  DISTRIBUTIONS  --  any  Distributions  permitted under Section 14.10.

PERMITTED ENCUMBRANCE -- any easement, license or similar encumbrance on any Covered Person's real property, excluding any mortgage, assignment of rents or lease, deed of trust, or financing statement.

PERMITTED  INDEBTEDNESS -- Indebtedness that Borrower is permitted under Section
14.2  to  incur,  assume,  or  allow  to  exist.

PERMITTED INDIRECT OBLIGATIONS -- Indirect Obligations that Borrower is permitted under Section 14.5 to create, incur, assume, or allow to exist.

PERMITTED  INVESTMENTS  --  Investments that Borrower is permitted under Section
14.1  to  make  in  other  Persons.

PERMITTED SECURITY INTERESTS -- Security Interests that Borrower is permitted under Section 14.6 to create, incur, assume, or allow to exist.

PERSON -- any individual, partnership, corporation, trust, unincorporated association, joint venture, limited liability company, Governmental Authority, or other organization in any form that has the legal capacity to sue or be sued. If the context so implies or requires, the term Person includes Borrower.

PERSONAL PROPERTY COLLATERAL -- all of the Goods, Equipment, Accounts, Inventory, Instruments, Documents, Chattel Paper, General Intangibles, Commercial Tort Claims, healthcare receivables and other personal property of any kind or nature, and all accessions and additions thereto of Borrower, any other Covered Person, or any other Person, whether now owned or hereafter acquired and wherever located, and all proceeds thereof, in which Administrative Agent at any time holds or purports to hold a Security Interest for the benefit of Lenders to secure payment and performance of any of the Loan Obligations.

PREFERRED CAPITAL STOCK -- means any preferred capital stock or any convertible preferred capital stock, which is subordinated to the Loan Obligations on terms satisfactory to the Administrative Agent and issued on terms satisfactory to Administrative Agent.

PRIME INCREMENT -- is defined in Section 4.8.


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
PRIME RATE -- shall mean the higher of (a) the Federal Funds Rate (as such rate may fluctuate from time to time as provided for herein) for such day plus .50%, and (b) a fluctuating interest rate per annum equal to the highest of the prime, base or reference rates of interest announced publicly from time to time (whether or not charged in each instance) by JP Morgan Chase Bank, N.A. (or any successor thereof or any other financial institution selected by Administrative Agent ) as such bank's prime, base, or reference rate, which rate may not be the lowest rate of interest charged by such institution, Administrative Agent, or any Lender to its respective customers or a favored rate and may not correspond with future increases or decreases in interest rates charged by other lenders or market interest rates in general.

REGULATION A, REGULATION D, REGULATION T, REGULATION U, and REGULATION X -- respectively, Regulation A issued by the FRB, Regulation D issued by the FRB, Regulation T issued by the FRB, Regulation U issued by the FRB, and Regulation X issued by the FRB.

REGISTER -- is defined in Section 18.4.2.3.

REPORTABLE EVENT -- a reportable event as defined in Title IV of ERISA or the regulations thereunder.

REPRESENTATIONS AND WARRANTIES -- The representations and warranties made by Borrower with respect to itself and other Covered Persons in Section 11, and the representations and warranties made in any certificate, report, opinion or other document delivered by Borrower pursuant to the Loan Documents, as such representations and warranties are modified from time to time as provided in
Section  12.

REQUIRED  LENDERS  --  defined  in  Section  2.5.

RESPONSIBLE OFFICER -- as to any Person that is not an individual, partnership or trust, the Chairman of the Board of Directors, the President, the chief executive officer, the chief operating officer, the chief financial officer, the Treasurer, any Assistant to the Treasurer, or any Vice President in charge of a principal business unit; as to any partnership, any individual who is a general partner thereof or any individual who has general management or administrative authority over all or any principal unit of the partnership's business; and as to any trust, any individual who is a trustee.

REVOLVING  LOAN  -- any Lender's pro-rata share of the Aggregate Revolving Loan.

REVOLVING LOAN ADVANCE -- an Advance by Administrative Agent that is to be funded by Lenders under the Aggregate Revolving Loan Commitment.

REVOLVING  LOAN COMMITMENT -- the commitment of each Lender as stated in Section
3.1.1.  to  fund  Revolving  Loan  Advances.

REVOLVING LOAN MATURITY DATE -- the date when Borrower must repay the amount of Aggregate Revolving Loan and the Swingline Loan then outstanding as provided in
Section  6.1.2.3.

REVOLVING NOTE -- any note delivered to a Lender as required by Section 3.1.3 to evidence Borrower's obligation to repay such Lender's Revolving Loan.

SCHEDULE OF ACCOUNTS -- a listing of each Account, including the aging of each Account of Borrower, in such reasonable detail as Administrative Agent may require.

SCHEDULE OF INVENTORY -- a listing of each item of existing Inventory, new Inventory purchases and items of Inventory sold or assigned within the past ninety (90) days from the date of the last such schedule, containing the following: initial date of purchase or lease by Borrower, serial number, actual


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
cost, total accrued depreciation, and net book value of then-existing Inventory in such reasonable detail as Administrative Agent may require.

SECURITY  AGREEMENT  --  any  security  agreement required or contemplated under
Section 8.3 to be executed and delivered to Administrative Agent for the benefit of Lenders.

SECURITY DOCUMENTS -- all of the documents required or contemplated to be executed and delivered to Administrative Agent for the benefit of Lenders under
Section 8, all other documents granting a Security Interest in any asset of Borrower or any other Person to secure the payment or performance of any of the Loan Obligations from time to time, including any such documents listed on
Exhibit 10.1.1 and any similar documents at any time executed and delivered to Administrative Agent for the benefit of Lenders from time to time, by Borrower or any other Person to secure payment or performance of any of the Loan Obligations.

SECURITY INTEREST -- as to any item of tangible or intangible property, any interest therein or right with respect thereto or assignment thereof that secures an Obligation or Indirect Obligation, whether such interest or right is created under a Contract, or by operation of law or statute (such as but not limited to a statutory lien for work or materials), or as a result of a judgment, or which arises under any form of preferential or title retention agreement or arrangement (including a conditional sale agreement or a lease) that has substantially the same economic effect as any of the foregoing.

SELLER - any Person who is a party to any Permitted Acquisition other than Borrower or a Covered Person.

SETTLEMENT DATE -- is defined in Section 6.1.2.1.

SOLVENT -- as to any Person, (i) such Person not being "insolvent" within the meaning of Section 101(32) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (the "UFTA") or Section 428.014 of the Missouri Revised Statutes, or any other applicable Law, (ii) such Person not having unreasonably small capital, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 428.024 of the Missouri Revised Statutes, or any other applicable Law, and (iii) such Person not being unable to pay such Person's debts as they become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 428.024 of the Missouri Revised Statutes, or any other applicable Law.

STATE - any state of the United States.

STATEMENT OF TRANSACTION -- is defined in Section 4.3.2.

SUBORDINATED INDEBTEDNESS -- means the Indebtedness subordinated to the Loan Obligations incurred on terms and conditions satisfactory to Administrative Agent.

SUBORDINATED INDEBTEDNESS DOCUMENTS -- each document, instrument and agreement evidencing all or any portion of the Subordinated Indebtedness.

SUBORDINATED LENDERS -- means each Person to whom the Subordinated Indebtedness is owed.

SUBORDINATION AGREEMENT -- the Subordination Agreement by and between Administrative Agent, on behalf of the Lenders, and the Subordinated Lenders, in form and substance satisfactory to Administrative Agent and the Required Lenders.

SUBSIDIARY -- as to any Person, another Person with respect to which more than 20% of the outstanding shares of stock or other equity interests (including, without limitation, membership interests or partnership interests) of each class having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) is at the time owned by such Person or by one or more Subsidiaries of such Person.

SURVIVING COMPANY - as applicable, either (i) the Person that will own the assets to be acquired from a Target Company in a Permitted Acquisition upon the consummation thereof, or (ii) the survivor of the merger of an Acquiring Company with the Target Company in a Permitted Acquisition upon the consummation thereof.

SWINGLINE ADVANCE -- an advance by Administrative Agent to Borrower under the Swingline Commitment.

SWINGLINE  COMMITMENT  --  the  commitment  of Administrative Agent as stated in
Section  3.3.1  to  make  Swingline  Advances.

SWINGLINE LOAN -- the from time to time outstanding principal balance of all Swingline Advances.

TANGIBLE  NET  WORTH  --  is  defined  in  Section  15.1.

TARGET COMPANY -- the Person whose assets or stock, membership interests, or other equity interests will be acquired in a Permitted Acquisition upon the consummation thereof, or if applicable, with which an Acquiring Company will merge in a Permitted Acquisition upon the consummation thereof.

TAX -- as to any Person, any tax, duty, impost, deduction, charges, withholdings, assessment, fee, or other charge levied by a Governmental Authority (and all liabilities associated therewith) on the income or property of such Person, including any interest or penalties thereon, and which is payable by such Person.

TERMINATION  FEE  --  is  defined  in  Section  18.15.

THIS AGREEMENT -- this document (including every document that is stated herein to be an appendix, exhibit or schedule hereto, whether or not physically attached to this document).

Total  Aggregate  Facility  Limit  --  is  defined  in  Section  3.6.

TOTAL  ASSETS  --  is  defined  in  Section  15.1.

TOTAL  FUNDED  INDEBTEDNESS  --  is  defined  in  Section  15.1.

TOTAL INDEBTEDNESS -- with respect to any Person, the aggregate Indebtedness of such Person.

TOTAL  LIABILITIES  --  is  defined  in  Section  15.1.

UCC -- the Uniform Commercial Code as in effect from time to time in the State of Missouri or such other similar statute as in effect from time to time in Missouri or any other appropriate jurisdiction.

UNITED STATES -- when used in a geographical sense, all the states of the United States of America and the District of Columbia; and when used in a legal jurisdictional sense, the government of the country that is the United States of America.

UNUSED  FEE  --  is  defined  in  Section  5.2.

VENDOR -- is defined in Section 3.2.4.

VENDOR AGREEMENT -- is defined in Section 3.2.8.

WELFARE BENEFIT PLAN -- any plan described by Section 3(1) of ERISA.

                                    EXHIBIT3
                                    --------

                    LENDERS' COMMITMENTS AND PRO-RATA SHARES


                  SUBJECT TO THE TOTAL AGGREGATE FACILITY LIMIT
                  ---------------------------------------------

-------------------------------------------------------------------------------------
                           REVOLVING        FLOORPLAN
LENDER                      TOTALS            LOAN             LOAN        PRO-RATA
                            COMMIT-         FACILITY          SHARES
                             MENT
----------------------  ---------------  ---------------  --------------  -----------
GE Commercial
Distribution Finance    $ 50,000,000.00  $ 33,333,333.00  $22,727,273.00   30.303030%
Corporation
----------------------  ---------------  ---------------  --------------  -----------
Fifth Third Bank
(Northern Kentucky)       30,000,000.00    20,000,000.00   13,636,364.00   18.181818%
----------------------  ---------------  ---------------  --------------  -----------
National City Bank
                          25,000,000.00    16,666,667.00   11,363,636.00   15.151515%
----------------------  ---------------  ---------------  --------------  -----------
PNC Bank, N.A.
                          25,000,000.00    16,666,667.00   11,363,636.00   15.151515%
----------------------  ---------------  ---------------  --------------  -----------
UPS Capital
Corporation               15,000,000.00    10,000,000.00    6,818,182.00    9.090909%
----------------------  ---------------  ---------------  --------------  -----------
Bank of America, N.A.
                          15,000,000.00    10,000,000.00    6,818,182.00    9.090909%
----------------------  ---------------  ---------------  --------------  -----------
AmSouth Bank
                           5,000,000.00     3,333,333.00    2.272,727.00    3.030303%
----------------------  ---------------  ---------------  --------------  -----------

AGGREGATES              $165,000,000.00  $110,000,000.00  $75,000,000.00  100.000000%
----------------------  ---------------  ---------------  --------------  -----------

                                   EXHIBIT 7.10
                                   ------------

                   FORM OF REQUEST FOR REVOLVING LOAN ADVANCE

GE Commercial Distribution Finance Corporation, as Administrative Agent 625 Maryville Centre Drive, 2nd Floor
St. Louis, Missouri 63141
Attn: Mr. David Wolterink, Operations Manager

     Re: Amended and Restated Credit Facilities Agreement effective June __, 2004, among Pomeroy IT Solutions, Inc. (formerly known as, Pomeroy Computer Resources, Inc.), Pomeroy Select Integration Solutions, Inc., Pomeroy Select Advisory Services, LLC (formerly, prior to conversion, Pomeroy Select Advisory Services, Inc.), Pomeroy IT Solutions Sales Company, Inc. (formerly known as, Pomeroy Computer Resources Sales
          Company, Inc.), Pomeroy Computer Resources Holding Company, Inc., Pomeroy Computer Resources Operations, LLP, PCR Holdings, Inc. (formerly known as, Technology Integration Financial Services, Inc.), PCR Properties, LLC (formerly, prior to conversion, PCR Properties, Inc., and prior to such conversion, formerly known as, T.I.F.S. Advisory Services, Inc.), TheLinc, LLC, Val Tech Computer Systems, Inc., Micrologic Business Systems of K.C., LLC, Pomeroy Acquisition Sub, Inc. (collectively and separately referred to as "Borrower"), and GE Commercial Distribution Finance Corporation, for itself as a Lender and as Administrative Agent, and the other Lenders party thereto, as it may be amended, modified, restated or replaced from time to time (the "Credit Agreement")

Ladies  and  Gentlemen:

     The undersigned is a Borrowing Officer of Pomeroy IT Solutions Sales Company, Inc. and, as such is authorized to make and deliver this Advance Request on behalf of Borrower pursuant to Section 2.10 and Section 7.10 of the Credit Agreement. All capitalized words used herein that are defined in the Credit Agreement have the meanings defined in the Credit Agreement.

     Borrower hereby requests that Administrative Agent make a Revolving Loan Advance of $_______ to Borrower under the terms of the Credit Agreement on _______________. Of the requested Revolving Loan Advance, all is to be a LIBOR Advance unless the LIBOR Rate is not available in which case it shall be a Base Rate Advance. {Base Rate Advance only allowed if the LIBOR Rate is not
                ----------------------------------------------------------------
available.}
-----------

     The undersigned hereby certifies that:

     (i)  There  is  no  Existing  Default.

     (ii) The Representations and Warranties including those of each Guarantor in its Guaranty are true and will be true as of the time of the requested Revolving Loan Advance.

    (iii) The amount of the requested Revolving Loan Advance will not, when added to the current amount of the Aggregate Revolving Loan, exceed the Maximum Available Amount, nor will the Lenders' Exposure exceed the Total Aggregate Facility Limit.

     (iv) All conditions precedent under Sections 10.1 and 10.2 of the Credit Agreement have been satisfied.

     Executed this ____ day of _______________, _____.


                                   Pomeroy IT Solutions Sales Company, Inc., on behalf of itself and the other Borrowers

                                   By  its
                                          --------------------------------------
                                   ---------------------------------------------
                                   Typed  Name:
                                               ---------------------------------

                                  EXHIBIT 10.1.1
                                  --------------

                         DOCUMENTS AND REQUIREMENTS LIST


                                 TO BE INSERTED

                                    EXHIBIT 11
                                    ----------

                         DISCLOSURE SCHEDULE OF BORROWER

                                  EXHIBIT 13.13
                                  -------------

                         FORM OF COMPLIANCE CERTIFICATE

TO:  GE  Commercial Distribution Finance Corporation, as Administrative Agent

This Compliance Certificate is furnished pursuant to that certain Amended and Restated Credit Facilities Agreement effective June __, 2004 (as the same may be amended, modified, restated or replaced from time to time, the "Credit Agreement"), among Pomeroy IT Solutions, Inc. (formerly known as, Pomeroy Computer Resources, Inc.), Pomeroy Select Integration Solutions, Inc., Pomeroy Select Advisory Services, LLC (formerly, prior to conversion, Pomeroy Select Advisory Services, Inc.), Pomeroy IT Solutions Sales Company, Inc. (formerly known as, Pomeroy Computer Resources Sales Company, Inc.), Pomeroy Computer Resources Holding Company, Inc., Pomeroy Computer Resources Operations, LLP, PCR Holdings, Inc. (formerly known as, Technology Integration Financial Services, Inc.), PCR Properties, LLC (formerly, prior to conversion, PCR Properties, Inc., and prior to such conversion, formerly known as, T.I.F.S. Advisory Services, Inc.), TheLinc, LLC, Val Tech Computer Systems, Inc., Micrologic Business Systems of K.C., LLC, and Pomeroy Acquisition Sub, Inc. (collectively and separately referred to as, "Borrower"), GE Commercial Distribution Finance Corporation ("GECDF"), as Administrative Agent, and GECDF and the Lenders as defined in the Credit Agreement. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings defined in the Credit Agreement.

     THE  UNDERSIGNED  HEREBY  CERTIFIES  THAT:

     1.   I  am  the _______________ of Pomeroy IT Solutions Sales Company, Inc.

     2. I have reviewed the terms of the Credit Agreement and the Loan Documents and I have made, or have caused to be made under my supervision, a review of the transactions and conditions of each Borrower and each other Covered Person during the accounting period covered by the attached Financial Statements.

     3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Event of Default as of the date of this Compliance Certificate; and to my knowledge all of the Representations and Warranties (including those of each Guarantor in its Guaranty) are true.

     4. [Use for annual financial statements: Schedule I attached hereto contains the Financial Statements for Borrower for the fiscal year ended, which are complete and correct in all material respects and have been prepared in accordance with GAAP applied consistently throughout the period and with prior periods (except as disclosed therein).]

          [Use for quarterly financial statements: Schedule I attached hereto contains the Financial Statements for Borrower for the fiscal quarter ended, which are complete and correct in all material respects (subject to normal year-end audit adjustments) and have been prepared in accordance with GAAP applied consistently throughout the period and with prior periods (except as disclosed therein).]

     5. Each Borrower and every other Covered Person is in compliance with all of the covenants in the Credit Agreement, including the financial covenants in Section 15, and Schedule II attached hereto contains calculations based on Borrower's consolidated financial statements and other financial records that show Borrower's compliance with such financial covenants. The calculations and the data upon which they are based are believed by me to be complete and correct.

This Compliance Certificate, together with the Schedules hereto, is executed and delivered this ______day of __________. The undersigned is a duly authorized Borrowing Officer of each Borrower.


Pomeroy IT Solutions Sales Company, Inc.
on behalf of itself and the other Borrowers

-------------------------------------------------------
Print Name:
           -----------------------------------
Title:
      -----------------------------------------


SCHEDULES I AND II ARE ATTACHED

                      SCHEDULE I TO COMPLIANCE CERTIFICATE
                      ------------------------------------

                   See current Financial Statements attached.

                      SCHEDULE II TO COMPLIANCE CERTIFICATE
                      -------------------------------------

NOTE: THE TEXT OF SECTION 15 OF THE LOAN AGREEMENT CONTROLS OVER ANY DIFFERENCE BETWEEN THIS CERTIFICATE AND SECTION 15 OF THE LOAN AGREEMENT. REFERENCE SHOULD BE MADE TO THE LOAN AGREEMENT FOR MORE SPECIFIC INSTRUCTIONS REGARDING THE CALCULATION PERIODS AND HOW THE COMPONENTS OF THE FINANCIAL COVENANTS SHOULD BE CALCULATED.

NOTE: BORROWER SHALL ALSO INCLUDE THE CALCULATION NECESSARY FOR THE CALCULATIONS IN SECTION 4.8 (SEE ITEM VI BELOW).


ALL CALCULATIONS DONE IN ACCORDANCE WITH GAAP ON A CONSOLIDATED BASIS, IN ACCORDANCE WITH THE PROVISIONS OF THE CREDIT FACILITIES AGREEMENT AND ARE BASED ON THE PERIOD ENDED __________________.


I.   MINIMUM  TANGIBLE  NET  WORTH
     -----------------------------

     A.   Tangible Net Worth required as of the end of the fiscal
          quarter  prior  to  the  fiscal  quarter for which this
          Compliance  Certificate  is  submitted  (initially
          $75,000,000;  thereafter  the  amount from Item ID from
          the  prior  Compliance  Certificate)                        $_________

     B.   Greater  of  (a) Net Income for the fiscal quarter most
          recently  ended  and  (b)  zero                             $_________

     C.   75%  of  IB                                                 $_________

     D.   Plus,  the  lesser  of  (i)  $10,000,000  and  (ii) the
          effected impact of restructuring charges as outlined in
          (A) Emerging Issues Task Force (EITF) pronouncement #'s
          94-3  and  95-3,  and  (B) other extraordinary items as
          defined  in  APB  Opinion  #'s  9 and 30 up to, for the
          amounts  described  in  clauses  (A)  and  (B),  of Ten
          Million  Dollars  ($10,000,000) in the aggregate during
          the  term  of  this  Agreement                              $_________

     E.   Minimum  Tangible  Net  Worth  required by Section
          15.2  (Item  IA  plus  Item  IC  plus  Item  ID)            $_________


     F.   Actual  Tangible  Net  Worth                                $_________

II   MINIMUM  FIXED  CHARGE  COVERAGE  RATIO
     ---------------------------------------

     A.   EBITDA  (for  preceding  4  fiscal  quarters)
          (see  Item IIIB(viii))                                      $_________

     B.   (i)  Interest  Expense                                      $_________
          (ii) scheduled  principal  payments  on  long  term
               Indebtedness  (but  excluding  all  scheduled
               principal  payments  on  the  Subordinated
               Indebtedness)                                          $_________
          (iii) federal,  state  and  local income taxes paid
               in cash                                                $_________
          (iv) Capital  Expenditures  (excluding  permitted
               expenditures  for  Permitted  Acquisitions  or
               acquisitions
               otherwise  consented  to  in  writing  by
               Required Lenders)                                      $_________
          (v)  dividends  and  distributions  paid  or  declared      $_________
          (vi) the  sum  of  all  scheduled  payments  under  all
               Capital  Leases  for the four (4) preceding fiscal
               quarters                                               $_________
         (vii) Sum  of  items (i) through (vi) is Fixed Charges       $_________

     C.   Ratio  of IIA to IIB(vii)                                   __________

     D.   Minimum  ratio  permitted  by  Section 15.4               1.75 to 1.00


III.   MAXIMUM  TOTAL  FUNDED  INDEBTEDNESS  TO  EBITDA
       --ALSO  TO  BE  USED  FOR  SECTION4.8
       -------------------------------------

     A.   Total  Funded  Indebtedness  (see definition in Section
          15.1)                                                       $_________

     B.   EBITDA  (for  preceding  4  fiscal  quarters)
          (see  definition  of  EBITDA  in  Section  15.1)
          (i)    Net  Income                                          $_________
          (ii)   Interest  Expense                                    $_________
          (iii)  income  tax  expense                                 $_________
          (iv)   depreciation  expense                                $_________
          (v)    amortization  expense                                $_________
          (vi)   extraordinary  losses  in  such  period              $_________
          (vii)  extraordinary  gains  and  income  unrelated
                 To continuing  operations  in  such  period          $_________
          (viii) Sum  of  items  (i)  through (vi) less item (vii)
                 is EBITDA                                            $_________

     C.   Ratio  of  IIIA  to  IIIB(viii)                             __________

     D.   Maximum  ratio  permitted  by  Section  15.5              2.75 to 1.00


IV.     MAXIMUM  NET  LOSS  AFTER  TAX

     A.   Net  Loss  after tax for two most recently ended fiscal
          quarters                                                    $_________

     B. If A is a loss continue the analysis, If A is a profit stop here as there is no convenant violation.

     C.   The  tax  effected  impact  of restructuring charges as
          outlined  in  Emerging  Issues  Task  Force  (EITF)
          pronouncement  #'s  94-3  and  95-3,  and  other
          extraordinary items as defined in APB Opinion #'s 9 and
          30  during  the  term  of  this  Agreement                  $_________

     D.   The  sum  of  Item  IVA plus the lesser of Item IVC and
          $10,000,000  in  the  aggregate during the term of this
          Agreement                                                   $_________

     E.   Maximum  amount  permitted  by Section 15.3 (the amount
          which  is  4%  of TNW for the fiscal quarter then ended     $_________

                                 EXHIBIT 13.14.1
                                 ---------------

                           BORROWING BASE CERTIFICATE


                                SEE FORM ATTACHED


Attachments:

SCHEDULE OF ACCOUNTS AND SCHEDULE OF INVENTORY

                                 EXHIBIT 18.4.1

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                         DATED _________________, _____

     Reference is made to the Amended and Restated Credit Facilities Agreement dated as of June __, 2004 (as amended, modified, restated and/or replaced from time to time, the "Credit Agreement") among Pomeroy IT Solutions, Inc. (formerly known as, Pomeroy Computer Resources, Inc.), Pomeroy Select Integration Solutions, Inc., Pomeroy Select Advisory Services, LLC (formerly, prior to conversion, Pomeroy Select Advisory Services, Inc.), Pomeroy IT Solutions Sales Company, Inc. (formerly known as, Pomeroy Computer Resources Sales Company, Inc.), Pomeroy Computer Resources Holding Company, Inc., Pomeroy Computer Resources Operations, LLP, PCR Holdings, Inc. (formerly known as, Technology Integration Financial Services, Inc.), PCR Properties, LLC (formerly, prior to conversion, PCR Properties, Inc., and prior to such conversion, formerly known as, T.I.F.S. Advisory Services, Inc.), TheLinc, LLC, Val Tech Computer Systems, Inc., Micrologic Business Systems of K.C., LLC, and Pomeroy Acquisition Sub, Inc., and GE Commercial Distribution Finance Corporation ("GECDF"), as Administrative Agent, and GECDF and the Lenders as defined in the Credit Agreement. Terms defined in the Credit Agreement are used herein with the same meaning.

     The "Assignor" and the "Assignee" referred to on Schedule 1 agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Loans owing to the Assignee will be as set forth on Schedule 1. Such purchase and assumption shall include that portion of Assignor's obligations to fund unfunded Approvals equal to the percentage of the Floorplan Loans being assigned by Assignor to Assignee.

     2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Covered Person or any Guarantor, or the performance or observance by any Covered Person or any Guarantor of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Notes held by the Assignor and requests that the Administrative Agent exchange such Notes for new Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Commitment retained by the Assignor, if any, as specified on
Schedule  1.

     3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 13.13 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service or other forms required under the Credit Agreement.

     4. Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the
       ---------------
Administrative  Agent,  unless  otherwise  specified  on  Schedule  1.

     5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

     6. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

     7. Assignor represents and warrants that is has paid an assignment and a processing fee of $3,500 to Administrative Agent.

     8. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Missouri.

     9. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   SCHEDULE 1
                                       TO
                            ASSIGNMENT AND ACCEPTANCE


     Assignor's  Pro  Rata  Share  after  giving  effect  hereto:          ____%

     Assignee's  Pro  Rata  Share  after  giving  effect  hereto:          ____%

     Assignor's  Commitment  after  giving  effect  hereto:              $______

     Assignee's  Commitment  after  giving  effect  hereto  :            $______

     Aggregate  outstanding  principal
       amount  of  Loans  assigned:                                      $______

     Principal  amount  of  Revolving  Note  payable  to  Assignee:      $______

     Principal  amount  of  Floorplan  Loans  payable  to  Assignee:     $______

     Amount  of  unfunded  Approvals  payable  by  Assignee:             $______

     Principal  amount  of  Revolving  Note  payable  to  Assignor:      $______

     Principal  amount  of  Floorplan  Loans  payable  to  Assignor:     $______

     Amount  of  unfunded  Approvals  payable  by  Assignor:             $______

     Effective  Date  (if  other  than  date  of
       acceptance  by  Administrative  Agent):               *___________,  ____



                              [NAME  OF  ASSIGNOR],  as  Assignor


                              By:  _____________________________________________
                                   Title:_______________________________________
                                   Dated:  ____________,  20__


                              [NAME  OF  ASSIGNEE],  as  Assignee


                              By:  _____________________________________________
                                   Title:_______________________________________

                              Domestic  Lending  Office:
                              LIBOR  Lending  Office:

*This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Administrative Agent.

Accepted  and  Approved
this  _____  day  of  ____________,  ____



GE  COMMERCIAL  DISTRIBUTION  FINANCE  CORPORATION,
     AS  ADMINISTRATIVE  AGENT

By:  _________________________________________
     Title:___________________________________




ONLY  IF  THERE  IS  NO  EXISTING  DEFAULT,  THEN  ALSO  THE FOLLOWING SIGNATURE

POMEROY IT SOLUTIONS SALES COMPANY, INC., on behalf of itself and the other Borrowers


By:  _________________________________________
     Title:___________________________________

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

1.   Effective  Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
2.   Definitions;  Rules  of  Construction;  Borrowing  Agent;
     Reaffirmation; Patriot  Act. . . . . . . . . . . . . . . . . . . . . . . .1
     2.1.     Listed  Definitions . . . . . . . . . . . . . . . . . . . . . . .1
     2.2.     Other  Definitions . . . . . . . . . . . . . . . . . . . . . . . 1
     2.3.     References  to  Borrower . . . . . . . . . . . . . . . . . . . . 1
     2.4.     References  to  Covered  Person . . . . . . . . . . . . . . . . .2
     2.5.     References  to  Required  Lenders . . . . . . . . . . . . . . . .2
     2.6.     Accounting  Terms . . . . . . . . . . . . . . . . . . . . . . . .2
     2.7.     Meaning  of  Satisfactory.     2
     2.8.     Computation  of  Time  Periods . . . . . . . . . . . . . . . . . 2
     2.9.     Joinder  of  Pomeroy  Acquisition  Sub,  Inc . . . . . . . . . . 2
     2.10.    Certificates  of  Borrower  and  Borrowing  Officer,
              Advance Requests;  Borrowing  Agent . . . . . . . . . . . . . . .3
     2.11.    General . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     2.12.    Fifth  Third  Bank  (Northern  Kentucky)Appointment as
              Co-Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     2.13.    Reaffirmation . . . . . . . . . . . . . . . . . . . . . . . . . .4
     2.14.    Patriot  Act  Notification . . . . . . . . . . . . . . . . . . . 4
     2.15.    ARC  Acquisition . . . . . . . . . . . . . . . . . . . . . . . . 4
3.   Lenders'  Commitments  and  Facilities . . . . . . . . . . . . . . . . . .5
     3.1.     Revolving  Loan  Commitments . . . . . . . . . . . . . . . . . . 5
          3.1.1.     Aggregate  Amount . . . . . . . . . . . . . . . . . . . . 5
          3.1.2.     Limitation  on  Revolving  Loan  Advances . . . . . . . . 5
          3.1.3.     Revolving  Notes. . . . . . . . . . . . . . . . . . . . . 5
          3.1.4.     Borrowing  Base . . . . . . . . . . . . . . . . . . . . . 6
               3.1.4.4.     General  Reserves . . . . . . . . . . . . . . . . .6
          3.1.5.     Eligible  Accounts . . . . . . . . . . . . . . . . . . . .6
     3.2.     Floorplan  Loan  Facility . . . . . . . . . . . . . . . . . . . .7
          3.2.1.     Floorplan  Loan  Facility  Generally . . . . . . . . . . .7
          3.2.2.     Interim  Floorplan  Loan  Advances . . . . . . . . . . . .8
          3.2.3.     Limitations  on  Interim  Floorplan  Loan  Advances . . . 8
          3.2.4.     Operation of Floorplan Loan Facility and Interim
                     Floorplan Loan  Facility . . . . . . . . . . . . . . . . .9
          3.2.5.     Floorplan  Loan  Approvals . . . . . . . . . . . . . . . .9
          3.2.6.     Inventory  not  Available  for Floorplan Loans and
                     Interim Floorplan  Loans . . . . . . . . . . . . . . . . .9
          3.2.7.     Termination  of  Floorplan  Loan  Facility  and
                     Interim Floorplan  Loan  Facility . . . . . . . . . . . . 9
          3.2.8.     Repurchase  Agreements . . . . . . . . . . . . . . . . . 10
     3.3.     Swingline  Commitment . . . . . . . . . . . . . . . . . . . . . 10
          3.3.1.     Swingline  Advances . . . . . . . . . . . . . . . . . . .10
          3.3.2.     Limitations  on  Swingline  Advances . . . . . . . . . . 11
          3.3.3.     Swingline  Note . . . . . . . . . . . . . . . . . . . . .11
     3.4.     Letter  of  Credit  Facility . . . . . . . . . . . . . . . . . .11
     3.5.     Termination . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     3.6.     Total  Aggregate  Facility  Limit . . . . . . . . . . . . . . . 13
4.   Interest;  Yield  Protection . . . . . . . . . . . . . . . . . . . . . . 13
     4.1.     Interest  on  the  Swingline  Loan . . . . . . . . . . . . . . .13

     4.2.     Interest  on  Draws  on  Letters  of  Credit . . . . . . . . . .13
     4.3.     Interest  on  the  Floorplan  Loan  and  Interim
              Floorplan  Loan --Administrative  Agent  and  GECDF
              as  a  Lender  Only . . . . . . . . . . . . . . . . . . . . . . 13
     4.4.     Interest  on Aggregate Loans--Other than Floorplan Loans . . . .15
     4.5.     Interest  on  Floorplan  Loans;  Administrative  Agent
              Deficiency Amount . . . . . . . . . . . . . . . . . . . . . . . 15
     4.6.     Base  Rate . . . . . . . . . . . . . . . . . . . . . . . . . . .16
     4.7.     Adjusted  LIBOR  Rate . . . . . . . . . . . . . . . . . . . . . 16
     4.8.     Prime  Increments  and  LIBOR  Increments . . . . . . . . . . . 17
     4.9.     Conversion  or  Continuation  of  Loans . . . . . . . . . . . . 18
     4.10.    Time  of  Accrual . . . . . . . . . . . . . . . . . . . . . . . 18
     4.11.    Computation . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     4.12.    Rate  After Maturity and Rate After An Event of Default . . . . 18
     4.13.    Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
     4.14.    Compensation  for  Increased  Costs and Reduced Returns;
              Capital Adequacy . . . . . . . . . . . . . . . . . . . . . . . .20
     4.15.    Limitation  on  Types  of  Loans . . . . . . . . . . . . . . . .21
     4.16.    Illegality . . . . . . . . . . . . . . . . . . . . . . . . . . .22
     4.17.    Treatment  of  Affected  Loans . . . . . . . . . . . . . . . . .22
     4.18.    Usury . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
5.   Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .23
     5.1.     Closing  Fee . . . . . . . . . . . . . . . . . . . . . . . . . .23
     5.2.     Unused  Fee . . . . . . . . . . . . . . . . . . . . . . . . . . 23
     5.3.     Letter  of  Credit  Fees . . . . . . . . . . . . . . . . . . . .23
     5.4.     Letter  of  Credit  Fronting  Fee . . . . . . . . . . . . . . . 23
     5.5.     Other  Letter  of  Credit  Fees . . . . . . . . . . . . . . . . 23
     5.6.     Calculation  of  Fees . . . . . . . . . . . . . . . . . . . . . 23
6.   Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
     6.1.     Scheduled  Payments  on  Loans;  Applications  to  Loans . . . .23
          6.1.1.     Interest . . . . . . . . . . . . . . . . . . . . . . . . 24
               6.1.1.1 . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
          6.1.2.     Principal . . . . . . . . . . . . . . . . . . . . . . . .24
               6.1.2.3.     Maturity . . . . . . . . . . . . . . . . . . . . .26
     6.2.     Special  Requirement  for Payments on Floorplan Loans
              and Interim Floorplan  Loans . . . . . . . . . . . . . . . . . .26
     6.3.     Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . 27
          6.3.1.     Voluntary  Prepayments . . . . . . . . . . . . . . . . . 27
          6.3.2.     Mandatory  Prepayments . . . . . . . . . . . . . . . . . 27
          6.3.3.     Other  Mandatory  Prepayments . . . . . . . . . . . . . .27
               6.3.3.1.     Proceeds  from  Sales  of  Assets . . . . . . . . 27
               6.3.3.2.     Proceeds  from  Sale  of Securities or
                            Indebtedness . . . . . . . . . . . . . . . . . . .28
               6.3.3.3.     Insurance  Proceeds . . . . . . . . . . . . . . . 28
     6.4.     Reimbursement  Obligations  of  Borrower . . . . . . . . . . . .28
     6.5.     Manner of Payments and Timing of Application of Payments . . . .28
          6.5.1.     Payment  Requirement . . . . . . . . . . . . . . . . . . 28
          6.5.2.     Application  of  Payments  and  Proceeds . . . . . . . . 29
          6.5.3.     Interest  Calculation . . . . . . . . . . . . . . . . . .29
     6.6.     Returned  Instruments . . . . . . . . . . . . . . . . . . . . . 29
     6.7.     Compelled  Return  of  Payments  or  Proceeds . . . . . . . . . 29
     6.8.     Due  Dates  Not  on  Business  Days . . . . . . . . . . . . . . 30
7.   Procedure  for  Obtaining  Advances . . . . . . . . . . . . . . . . . . .30
     7.1.     Initial  Advances . . . . . . . . . . . . . . . . . . . . . . . 30

     7.2.     Subsequent  Revolving  Loan  Advances . . . . . . . . . . . . . 30
     7.3.     Subsequent  Floorplan  Loan  Advances . . . . . . . . . . . . . 30
          7.3.1.     Repayment  of the Swingline Loan and the Interim
                     Floorplan Loan . . . . . . . . . . . . . . . . . . . . . 30
          7.3.2.     Administrative  Agent's  Right  to  Make  Other
                     Certain Advances . . . . . . . . . . . . . . . . . . . . 31
               7.3.2.1.     Payment  of  Loan  Obligations . . . . . . . . . .31
               7.3.2.2.     Payments  to  Other  Creditors . . . . . . . . . .32
     7.4.     Fundings . . . . . . . . . . . . . . . . . . . . . . . . . . . .32
          7.4.1.     Advances . . . . . . . . . . . . . . . . . . . . . . . . 32
          7.4.2.     Draws  on  Letters  of  Credit . . . . . . . . . . . . . 32
          7.4.3.     All  Fundings  Ratable.     32
     7.5.     Administrative  Agent's  Availability  Assumption . . . . . . . 33
     7.6.     Letters  of  Credit . . . . . . . . . . . . . . . . . . . . . . 34
     7.7.     Disbursement . . . . . . . . . . . . . . . . . . . . . . . . . .34
     7.8.     Restrictions  on  Advances . . . . . . . . . . . . . . . . . . .34
     7.9.     Each  Advance  Request  and  Request  for  Letter  of
              Credit  a Certification . . . . . . . . . . . . . . . . . . . . 34
     7.10.    Requirements  for  Every  Advance  Request . . . . . . . . . . .34
     7.11.    Requirements  for  Every  Letter  of  Credit  Request . . . . . 35
     7.12.    Exoneration  of  Administrative  Agent  and  Lenders . . . . . .35
8.   Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     8.1.     Landlord  Consents . . . . . . . . . . . . . . . . . . . . . . .35
     8.2.     Mortgagee  Consent  Agreements . . . . . . . . . . . . . . . . .35
     8.3.     Security  Agreements . . . . . . . . . . . . . . . . . . . . . .36
     8.4.     Collateral  Assignments . . . . . . . . . . . . . . . . . . . . 36
          8.4.1.     Blocked  Account  and  Lockbox  Assignments . . . . . . .36
          8.4.2.     Intellectual  Property  Assignments . . . . . . . . . . .36
          8.4.3.     Acquisition  Documents  Assignment . . . . . . . . . . . 36
9.   Power  of  Attorney . . . . . . . . . . . . . . . . . . . . . . . . . . .36
10.  Conditions  of  Lending . . . . . . . . . . . . . . . . . . . . . . . . .37
     10.1.     Conditions  to  Advance . . . . . . . . . . . . . . . . . . . .37
          10.1.1.     Listed  Documents  and  Other  Items . . . . . . . . . .37
          10.1.2.     Financial  Condition . . . . . . . . . . . . . . . . . .37
          10.1.3.     Intercreditor  Agreements . . . . . . . . . . . . . . . 37
          10.1.4.     Default . . . . . . . . . . . . . . . . . . . . . . . . 37
          10.1.5.     Perfection  of  Security  Interests . . . . . . . . . . 38
          10.1.6.     Representations  and  Warranties . . . . . . . . . . . .38
          10.1.7.     Material  Adverse  Change . . . . . . . . . . . . . . . 38
          10.1.8.     Pending  Material  Proceedings . . . . . . . . . . . . .38
          10.1.9.     Payment  of  Fees . . . . . . . . . . . . . . . . . . . 38
          10.1.10.    Tax  Returns . . . . . . . . . . . . . . . . . . . . . .38
          10.1.11.    Other  Items . . . . . . . . . . . . . . . . . . . . . .38
     10.2.     Conditions  to  Subsequent  Advances . . . . . . . . . . . . . 38
          10.2.1.     General  Conditions . . . . . . . . . . . . . . . . . . 38
          10.2.2.     Representations  and  Warranties . . . . . . . . . . . .38
          10.2.3.     Approvals . . . . . . . . . . . . . . . . . . . . . . . 38
          10.2.4.     Default . . . . . . . . . . . . . . . . . . . . . . . . 38
     10.3.     Conditions  to  Issuance  of  Letters  of  Credit . . . . . . .38
          10.3.1.     Letter  of  Credit  Application/Reimbursement
                      Agreement . . . . . . . . . . . . . . . . . . . . . . . 39
          10.3.2.     No  Prohibitions . . . . . . . . . . . . . . . . . . . .39
          10.3.3.     Representations  and  Warranties . . . . . . . . . . . .39
          10.3.4.     No  Material  Proceedings . . . . . . . . . . . . . . . 39
          10.3.5.     No  Default . . . . . . . . . . . . . . . . . . . . . . 39
          10.3.6.     Other  Conditions . . . . . . . . . . . . . . . . . . . 39

11.  Representations  and  Warranties . . . . . . . . . . . . . . . . . . . . 39
     11.1.     Organization  and  Existence . . . . . . . . . . . . . . . . . 39
     11.2.     Authorization . . . . . . . . . . . . . . . . . . . . . . . . .39
     11.3.     Due  Execution . . . . . . . . . . . . . . . . . . . . . . . . 40
     11.4.     Enforceability  of  Obligations . . . . . . . . . . . . . . . .40
     11.5.     Burdensome  Obligations . . . . . . . . . . . . . . . . . . . .40
     11.6.     Legal  Restraints . . . . . . . . . . . . . . . . . . . . . . .40
     11.7.     Labor  Contracts  and  Disputes . . . . . . . . . . . . . . . .40
     11.8.     No  Material  Proceedings . . . . . . . . . . . . . . . . . . .40
     11.9.     Material  Licenses . . . . . . . . . . . . . . . . . . . . . . 40
     11.10.    Compliance  with  Material  Laws . . . . . . . . . . . . . . . 40
          11.10.1.     General  Compliance  with  Environmental  Laws . . . . 40
          11.10.2.     Proceedings . . . . . . . . . . . . . . . . . . . . . .40
          11.10.3.     Investigations  Regarding  Hazardous  Materials . . . .41
          11.10.4.     Notices  and  Reports  Regarding  Hazardous
                       Materials . . . . . . . . . . . . . . . . . . . . . . .41
          11.10.5.     Hazardous  Materials  on  Real  Property . . . . . . . 41
          11.10.6.     Environmental  Property  Transfer  Acts . . . . . . . .41
     11.11.    Other  Names . . . . . . . . . . . . . . . . . . . . . . . . . 41
     11.12.    Prior  Transactions . . . . . . . . . . . . . . . . . . . . . .41
     11.13.    Capitalization . . . . . . . . . . . . . . . . . . . . . . . . 41
     11.14.    Solvency . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
     11.15.    Projections . . . . . . . . . . . . . . . . . . . . . . . . . .42
     11.16.    Financial  Statements . . . . . . . . . . . . . . . . . . . . .42
     11.17.    No  Change  in  Condition . . . . . . . . . . . . . . . . . . .42
     11.18.    No  Defaults . . . . . . . . . . . . . . . . . . . . . . . . . 42
     11.19.    Investments . . . . . . . . . . . . . . . . . . . . . . . . . .42
     11.20.    Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . 42
     11.21.    Indirect  Obligations . . . . . . . . . . . . . . . . . . . . .42
     11.22.    Encumbrances . . . . . . . . . . . . . . . . . . . . . . . . . 42
     11.23.    Operating  Leases . . . . . . . . . . . . . . . . . . . . . . .42
     11.24.    Capital  Leases . . . . . . . . . . . . . . . . . . . . . . . .42
     11.25.    Other  Creditor  Indebtedness;  Intercreditor
               Documents; Subordinated  Indebtedness . . . . . . . . . . . . .42
     11.26.    Tax  Liabilities;  Governmental  Charges . . . . . . . . . . . 43
     11.27.    Pension  Benefit  Plans . . . . . . . . . . . . . . . . . . . .43
          11.27.1.     Prohibited  Transactions . . . . . . . . . . . . . . . 43
          11.27.2.     Claims . . . . . . . . . . . . . . . . . . . . . . . . 43
          11.27.3.     Reporting  and  Disclosure  Requirements . . . . . . . 43
          11.27.4.     Accumulated  Funding  Deficiency . . . . . . . . . . . 43
          11.27.5.     Multi-employer  Plan . . . . . . . . . . . . . . . . . 44
     11.28.    Welfare  Benefit  Plans . . . . . . . . . . . . . . . . . . . .44
     11.29.    Retiree  Benefits . . . . . . . . . . . . . . . . . . . . . . .44
     11.30.    Distributions . . . . . . . . . . . . . . . . . . . . . . . . .44
     11.31.    Real  Property . . . . . . . . . . . . . . . . . . . . . . . . 44
     11.32.    State  of  Collateral  and  other  Property . . . . . . . . . .44
          11.32.1.     Accounts . . . . . . . . . . . . . . . . . . . . . . . 44
          11.32.2.     Inventory . . . . . . . . . . . . . . . . . . . . . . .45
          11.32.3.     Equipment . . . . . . . . . . . . . . . . . . . . . . .45
          11.32.4.     Intellectual  Property . . . . . . . . . . . . . . . . 45
          11.32.5.     Documents,  Instruments  and  Chattel  Paper . . . . . 46
     11.33.    Chief  Place  of  Business;  Locations  of  Collateral . . . . 46

     11.34.    Warranties  and  Representations-Inventory . . . . . . . . . . 46
     11.35.    No  Negative  Pledges . . . . . . . . . . . . . . . . . . . . .47
     11.36.    Security  Documents . . . . . . . . . . . . . . . . . . . . . .47
          11.36.1.     Security  Agreements . . . . . . . . . . . . . . . . . 47
          11.36.2.     Collateral  Assignments . . . . . . . . . . . . . . . .47
               11.36.2.1.     Blocked  Account  Agreements . . . . . . . . . .47
               11.36.2.2.     Intellectual  Property  Assignments . . . . . . 47
               11.36.2.3.     Acquisition  Documents  Assignment . . . . . . .47
     11.37.    S  Corporation . . . . . . . . . . . . . . . . . . . . . . . . 47
     11.38.    Subsidiaries  and  Affiliates . . . . . . . . . . . . . . . . .48
     11.39.    Bank  Accounts  and  Lockboxes . . . . . . . . . . . . . . . . 48
     11.40.    Margin  Stock . . . . . . . . . . . . . . . . . . . . . . . . .48
     11.41.    Securities  Matters . . . . . . . . . . . . . . . . . . . . . .48
     11.42.    Investment  Company  Act,  Etc . . . . . . . . . . . . . . . . 48
     11.43.    No  Material  Misstatements  or  Omissions . . . . . . . . . . 48
     11.44.    Filings . . . . . . . . . . . . . . . . . . . . . . . . . . . .48
     11.45.    Broker's  Fees . . . . . . . . . . . . . . . . . . . . . . . . 49
     11.46.    Eligibility  of  Collateral . . . . . . . . . . . . . . . . . .49
     11.47.    Loans  to  Shareholders . . . . . . . . . . . . . . . . . . . .49
     11.48.    No  Improper  Payment  or  Influence . . . . . . . . . . . . . 49
     11.49.    Foreign  Enemies  and  Regulations . . . . . . . . . . . . . . 49
12.  Modification  and  Survival  of  Representations . . . . . . . . . . . . 49
13.  Affirmative  Covenants . . . . . . . . . . . . . . . . . . . . . . . . . 50
     13.1.     Use  of  Proceeds . . . . . . . . . . . . . . . . . . . . . . .50
     13.2.     Corporate  Existence . . . . . . . . . . . . . . . . . . . . . 50
     13.3.     Maintenance  of  Property  and  Leases . . . . . . . . . . . . 50
     13.4.     Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . .50
     13.5.     Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . .50
     13.6.     Payment  of  Taxes  and  Other  Obligations . . . . . . . . . .51
     13.7.     Compliance  With  Laws . . . . . . . . . . . . . . . . . . . . 51
          13.7.1.     Environmental  Laws . . . . . . . . . . . . . . . . . . 52
          13.7.2.     Pension  Benefit  Plans . . . . . . . . . . . . . . . . 52
     13.8.     Discovery  and  Clean-Up  of  Hazardous  Material . . . . . . .52
          13.8.1.     In  General . . . . . . . . . . . . . . . . . . . . . . 52
     13.9.     Termination  of  Pension  Benefit  Plan . . . . . . . . . . . .52
     13.10.    Notice to Administrative Agent and Lenders of Material
               Events . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
     13.11.    Maintenance  of  Security  Interests  of  Security
               Documents . . . . . . . . . . . . . . . . . . . . . . . . . . .55
          13.11.1.     Preservation  and  Perfection  of  Security
                       Interests . . . . . . . . . . . . . . . . . . . . . . .55
          13.11.2.     Collateral  Held  by  Warehouseman,  Bailee, etc . . . 55
          13.11.3.     Compliance  With  Terms  of  Security  Documents . . . 56
     13.12.    Accounting  System . . . . . . . . . . . . . . . . . . . . . . 56
          13.12.1.     Account  Records . . . . . . . . . . . . . . . . . . . 56
          13.12.2.     Inventory  Records . . . . . . . . . . . . . . . . . . 56
          13.12.3.     Tracing  of  Proceeds . . . . . . . . . . . . . . . . .56
     13.13.    Financial  Statements . . . . . . . . . . . . . . . . . . . . .56
          13.13.1.     Annual  Financial  Statements . . . . . . . . . . . . .56
          13.13.2.     Quarterly  Financial  Statements . . . . . . . . . . . 57
     13.14.    Other  Financial  Information . . . . . . . . . . . . . . . . .57
          13.14.1.     Borrowing  Base  Certificate . . . . . . . . . . . . . 57
          13.14.2.     Schedule  of  Accounts and Schedule of Inventory . . . 57
          13.14.3.     Report  of  Indebtedness . . . . . . . . . . . . . . . 58


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
          13.14.4.     Sales  Report . . . . . . . . . . . . . . . . . . . . .58
          13.14.5.     Other  Reports  or  Information  Concerning
                       Accounts or Inventory . . . . . . . . . . . . . . . . .58
          13.14.6.     Stockholder  and  SEC  Reports . . . . . . . . . . . . 58
          13.14.7.     Pension  Benefit  Plan  Reports . . . . . . . . . . . .58
          13.14.8.     Tax  Returns . . . . . . . . . . . . . . . . . . . . . 58
          13.14.9.     Locations  of  Inventory  Report . . . . . . . . . . . 58
          13.14.10.    Other  Information . . . . . . . . . . . . . . . . . . 58
     13.15.    Review  of  Accounts . . . . . . . . . . . . . . . . . . . . . 58
     13.16.    Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . .58
     13.17.    Annual  Projections . . . . . . . . . . . . . . . . . . . . . .58
     13.18.    Other  Information . . . . . . . . . . . . . . . . . . . . . . 59
     13.19.    Examinations  and  Site Visits by Administrative Agent . . . . 59
     13.20.    Verification  of  Accounts  and  Notices  to  Account
               Debtors . . . . . . . . . . . . . . . . . . . . . . . . . . . .59
     13.21.    Appraisals  of  Collateral . . . . . . . . . . . . . . . . . . 59
     13.22.    Access  to  Officers  and  Auditors . . . . . . . . . . . . . .60
     13.23.    Movement  of  Inventory . . . . . . . . . . . . . . . . . . . .60
     13.24.    Titled  Assets . . . . . . . . . . . . . . . . . . . . . . . . 60
     13.25.    Acquisition  Documents . . . . . . . . . . . . . . . . . . . . 60
     13.26.    Further  Assurances . . . . . . . . . . . . . . . . . . . . . .61
14.  Negative  Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . .61
     14.1.     Investments . . . . . . . . . . . . . . . . . . . . . . . . . .61
     14.2.     Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . 62
     14.3.     Payments  on  Other  Creditor  Indebtedness;
               Subordinated Indebtedness . . . . . . . . . . . . . . . . . . .63
     14.4.     Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . .63
     14.5.     Indirect  Obligations . . . . . . . . . . . . . . . . . . . . .63
     14.6.     Security  Interests . . . . . . . . . . . . . . . . . . . . . .63
     14.7.     Acquisitions . . . . . . . . . . . . . . . . . . . . . . . . . 64
     14.8.     Leases;  Bailments;  Consignments;  Warehousing . . . . . . . .65
     14.9.     Disposal  of  Property . . . . . . . . . . . . . . . . . . . . 65
     14.10.    Distributions . . . . . . . . . . . . . . . . . . . . . . . . .66
     14.11.    Change  of  Control . . . . . . . . . . . . . . . . . . . . . .66
     14.12.    Capital  Structure;  Equity  Securities . . . . . . . . . . . .66
     14.13.    Change  of  State  of  Formation;  Change  of  Name . . . . . .66
     14.14.    Change  of  Business . . . . . . . . . . . . . . . . . . . . . 67
     14.15.    Transactions  With  Affiliates . . . . . . . . . . . . . . . . 67
     14.16.    Operating  Leases . . . . . . . . . . . . . . . . . . . . . . .67
     14.17.    Conflicting  Agreements . . . . . . . . . . . . . . . . . . . .67
     14.18.    Investment  Banking  and  Finder's  Fees . . . . . . . . . . . 67
     14.19.    Sale  and  Leaseback  Transactions . . . . . . . . . . . . . . 67
     14.20.    New  Subsidiaries . . . . . . . . . . . . . . . . . . . . . . .67
     14.21.    Fiscal  Year . . . . . . . . . . . . . . . . . . . . . . . . . 67
     14.22.    Leases . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67
     14.23.    S  Corporation  Status . . . . . . . . . . . . . . . . . . . . 67
     14.24.    Depreciation  Methodology . . . . . . . . . . . . . . . . . . .68
     14.25.    Tax  Consolidation . . . . . . . . . . . . . . . . . . . . . . 68
     14.26.    Transactions  Having  a  Material  Adverse  Effect
               on  Covered Person . . . . . . . . . . . . . . . . . . . . . . 68
     14.27.    Storage . . . . . . . . . . . . . . . . . . . . . . . . . . . .68
     14.28.    Like-Kind  Exchange . . . . . . . . . . . . . . . . . . . . . .68
15.  Financial  Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . 68
     15.1.     Special  Definitions . . . . . . . . . . . . . . . . . . . . . 68
     15.2.     Minimum  Tangible  Net  Worth . . . . . . . . . . . . . . . . .70


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
     15.3.     Maximum  Net  Loss  After  Tax . . . . . . . . . . . . . . . . 70
     15.4.     Minimum  Fixed  Charge  Coverage . . . . . . . . . . . . . . . 70
     15.5.     Maximum  Total  Funded  Indebtedness  to  EBITDA . . . . . . . 70
16.  Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .70
     16.1.     Events  of  Default . . . . . . . . . . . . . . . . . . . . . .70
          16.1.1.     Failure  to  Pay  Principal  or  Interest . . . . . . . 70
          16.1.2.     Failure  to  Pay  Certain  Other Amounts Owed to
                      Lenders . . . . . . . . . . . . . . . . . . . . . . . . 71
          16.1.3.     Failure  to  Pay  Examination and Appraisal Costs . . . 71
          16.1.4.     Failure  to  Pay  Amounts  Owed  to Other Persons . . . 71
          16.1.5.     Representations  or  Warranties . . . . . . . . . . . . 71
          16.1.6.     Certain  Covenants  with  Cure  Periods . . . . . . . . 71
          16.1.7.     Certain  Covenants  Without  Cure  Periods . . . . . . .71
          16.1.8.     Other  Covenants . . . . . . . . . . . . . . . . . . . .71
          16.1.9.     Acceleration  of  Other  Indebtedness . . . . . . . . . 71
          16.1.10.    Default  Under  Other  Agreements . . . . . . . . . . . 72
          16.1.11.    Other Creditor Indebtedness.; Subordinated
                      Indebtedness . . . . . . . . . . . . . . . . . . . . . .72
          16.1.12.    Bankruptcy;  Insolvency;  Etc . . . . . . . . . . . . . 72
          16.1.13.    Judgments;  Attachment;  Settlement;  Etc . . . . . . . 72
          16.1.14.    Pension  Benefit  Plan  Termination,  Etc . . . . . . . 73
          16.1.15.    Liquidation  or  Dissolution . . . . . . . . . . . . . .73
          16.1.16.    Seizure  of  Assets . . . . . . . . . . . . . . . . . . 73
          16.1.17.    Racketeering  Proceeding . . . . . . . . . . . . . . . .73
          16.1.18.    Loan  Documents;  Security  Interests . . . . . . . . . 73
          16.1.19.    Loss  to  Collateral . . . . . . . . . . . . . . . . . .74
          16.1.20.    Guaranty;  Guarantor . . . . . . . . . . . . . . . . . .74
          16.1.21.    Material  Adverse  Change . . . . . . . . . . . . . . . 74
          16.1.22.    Negative  Pledge . . . . . . . . . . . . . . . . . . . .74
     16.2.     Cross-Default . . . . . . . . . . . . . . . . . . . . . . . . .74
     16.3.     Rights  and  Remedies . . . . . . . . . . . . . . . . . . . . .74
          16.3.1.     Termination  of  Commitments . . . . . . . . . . . . . .74
          16.3.2.     Acceleration;  Funding . . . . . . . . . . . . . . . . .74
          16.3.3.     Right  of  Set-off . . . . . . . . . . . . . . . . . . .75
          16.3.4.     Notice  to  Account  Debtors . . . . . . . . . . . . . .75
          16.3.5.     Entry  Upon  Premises  and  Access to Information . . . 75
          16.3.6.     Completion  of  Uncompleted  Inventory  Items . . . . . 76
          16.3.7.     Borrower's  Obligations . . . . . . . . . . . . . . . . 76
          16.3.8.     Secured  Party  Rights . . . . . . . . . . . . . . . . .76
          16.3.9.     Joint  and  Several . . . . . . . . . . . . . . . . . . 77
          16.3.10.    Miscellaneous . . . . . . . . . . . . . . . . . . . . . 78
     16.4.     Application  of  Funds . . . . . . . . . . . . . . . . . . . . 78
     16.5.     Limitation  of  Liability;  Waiver . . . . . . . . . . . . . . 78
     16.6.     Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . 79
17.  Administrative  Agent  and  Lenders . . . . . . . . . . . . . . . . . . .79
     17.1.     Appointment,  Powers,  and  Immunities . . . . . . . . . . . . 79
     17.2.     Reliance  by  Administrative  Agent . . . . . . . . . . . . . .79
     17.3.     Employment  of  Administrative  Agents  and  Counsel . . . . . 80
     17.4.     Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . 80
     17.5.     Rights  as  Lender . . . . . . . . . . . . . . . . . . . . . . 80
     17.6.     Indemnification . . . . . . . . . . . . . . . . . . . . . . . .80
     17.7.     Notification  of  Lenders . . . . . . . . . . . . . . . . . . .81
     17.8.     Non-Reliance  on  Agent  and  Other  Lenders . . . . . . . . . 81


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
     17.9.     Resignation . . . . . . . . . . . . . . . . . . . . . . . . . .82
     17.10.    Collections  and  Distributions  to  Lenders  by
               Administrative Agent . . . . . . . . . . . . . . . . . . . . . 82
     17.11.    Provision  Regarding  Payments . . . . . . . . . . . . . . . . 82
18.  General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 83
     18.1.     Lenders'  Right  to  Cure . . . . . . . . . . . . . . . . . . .83
     18.2.     Rights  Not  Exclusive . . . . . . . . . . . . . . . . . . . . 83
     18.3.     Survival  of  Agreements . . . . . . . . . . . . . . . . . . . 83
     18.4.     Assignments . . . . . . . . . . . . . . . . . . . . . . . . . .83
          18.4.1.     Permitted  Assignments . . . . . . . . . . . . . . . . .83
          18.4.2.     Register;  Consequences and Effect of Assignments . . . 84
          18.4.3.     Administrative  Agent to Retain Copies of
                      Assignments and Acceptances . . . . . . . . . . . . . . 85
          18.4.4.     Notice  to  Borrower  of  Assignment . . . . . . . . . .85
          18.4.5.     Assignment  to  Federal  Reserve  Bank . . . . . . . . .86
          18.4.6.     Information . . . . . . . . . . . . . . . . . . . . . . 86
          18.4.7.     Sale  of  Participations . . . . . . . . . . . . . . . .86
     18.5.     Payment  of  Expenses . . . . . . . . . . . . . . . . . . . . .86
     18.6.     General  Indemnity . . . . . . . . . . . . . . . . . . . . . . 86
     18.7.     Letters  of  Credit . . . . . . . . . . . . . . . . . . . . . .88
     18.8.     Changes  in  Accounting  Principles . . . . . . . . . . . . . .89
     18.9.     Loan  Records . . . . . . . . . . . . . . . . . . . . . . . . .89
     18.10.    Other  Security  and  Guaranties . . . . . . . . . . . . . . . 89
     18.11.    Loan  Obligations  Payable  in  Dollars . . . . . . . . . . . .90
     18.12.    Reimbursement  Obligations  of  Borrower . . . . . . . . . . . 90
     18.13.    Confidentiality . . . . . . . . . . . . . . . . . . . . . . . .91
     18.14.    Tax  Treatment  Waiver . . . . . . . . . . . . . . . . . . . . 91
     18.15.    Termination . . . . . . . . . . . . . . . . . . . . . . . . . .91
          18.15.1.     Termination  Fee . . . . . . . . . . . . . . . . . . . 91
          18.15.2.     Liquidated  Damages . . . . . . . . . . . . . . . . . .92
          18.15.3.     Irrevocable;  Termination  of  Entire  Agreement . . . 92
          18.15.4.     Effect  on  Obligations . . . . . . . . . . . . . . . .92
19.  Binding  Arbitration.   . . . . . . . . . . . . . . . . . . . . . . . . .92
     19.1.     Arbitrable  Claims . . . . . . . . . . . . . . . . . . . . . . 92
     19.2.     Administrative  Body.  . . . . . . . . . . . . . . . . . . . . 93
     19.3.     Hearings . . . . . . . . . . . . . . . . . . . . . . . . . . . 93
     19.4.     Discovery . . . . . . . . . . . . . . . . . . . . . . . . . . .93
     19.5.     Exemplary  or  Punitive  Damages . . . . . . . . . . . . . . . 94
     19.6.     Confidentiality  of  Awards . . . . . . . . . . . . . . . . . .94
     19.7.     Prejudgment  and  Provisional  Remedies . . . . . . . . . . . .94
     19.8.     Attorneys'  Fees . . . . . . . . . . . . . . . . . . . . . . . 94
     19.9.     Limitations . . . . . . . . . . . . . . . . . . . . . . . . . .94
     19.10.    Survival  After  Termination . . . . . . . . . . . . . . . . . 94
     19.11.    Invalidity/Unenforceability  of Binding Arbitration;
               Jury Trial Waiver;  Service  of  Process;  Forum . . . . . . . 95
          19.11.1.     Jury  Trial  Waiver . . . . . . . . . . . . . . . . . .95
          19.11.2.     Choice  of  Forum . . . . . . . . . . . . . . . . . . .95
          19.11.3.     Service  of  Process . . . . . . . . . . . . . . . . . 95
20.  Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .95
     20.1.     Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . .96
     20.2.     Amendments  and  Modifications;  Waivers  and
               Consents;  All Lenders . . . . . . . . . . . . . . . . . . . . 96
     20.3.     Course  of  Dealing . . . . . . . . . . . . . . . . . . . . . .97


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
     20.4.     Rights  Cumulative . . . . . . . . . . . . . . . . . . . . . . 97
     20.5.     Successors  and  Assigns . . . . . . . . . . . . . . . . . . . 97
     20.6.     Severability . . . . . . . . . . . . . . . . . . . . . . . . . 97
     20.7.     Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . 97
     20.8.     Governing  Law;  No  Third  Party  Rights . . . . . . . . . . .98
     20.9.     Counterpart  Facsimile  Execution . . . . . . . . . . . . . . .98
     20.10.    No  Other  Agreements . . . . . . . . . . . . . . . . . . . . .98
     20.11.    Negotiated  Transaction . . . . . . . . . . . . . . . . . . . .98
     20.12.    Waiver  of  Punitive  and  Exemplary  Damages . . . . . . . . .98
     20.13.    Incorporation  By  Reference . . . . . . . . . . . . . . . . . 98
     20.14.    Statutory  Notice-Insurance . . . . . . . . . . . . . . . . . .98
     20.15.    Statutory  Notice--Oral  Commitments . . . . . . . . . . . . . 99


ix
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